UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21374

PIMCO Income Strategy Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: July 31

Date of reporting period: July 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Annual Report

July 31, 2019

PIMCO Corporate & Income Opportunity Fund | PTY | NYSE

PIMCO Corporate & Income Strategy Fund | PCN | NYSE

PIMCO High Income Fund | PHK | NYSE

PIMCO Income Strategy Fund | PFL | NYSE

PIMCO Income Strategy Fund II | PFN | NYSE

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.337.4626. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Letter from the Chair of the Board & President

Dear Shareholder,

Following this letter is the PIMCO Closed-End Funds Annual Report, which covers the 12-month reporting period ended July 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended July 31, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.4% and 2.2% during the third and fourth quarters of 2018, respectively. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second-quarter 2019 GDP showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at the Fed’s meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, U.K. and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, after raising rates at its meeting in August 2018, the Bank of England kept rates on hold for the remainder of the reporting period.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 2.02% at the end of the reporting period versus 2.96% on July 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 8.63%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 9.77%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 7.24%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.33%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 7.95%.

Global equities produced mixed results. Despite periods of volatility, U.S. equities generated positive returns. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 7.99%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -2.18%, whereas global equities, as

2	PIMCO CLOSED-END FUNDS

represented by the MSCI World Index, returned 3.62%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.48% and European equities, as represented by the MSCI Europe Index (in EUR), returned 1.61%.

Commodity prices fluctuated and generated mixed results. When the reporting period began, Brent crude oil was approximately $74 a barrel, but by the end, it was roughly $65 a barrel. In our view, this was driven in part by increased supply and declining global demand. Elsewhere, gold prices increased, whereas copper prices decreased.

Finally, there were periods of volatility in the foreign exchange markets. We believe this volatility was due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 5.26% and 7.35% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.83% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JULY 31, 2019	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value (“NAV”). A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Certain Funds’ monthly distributions may include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives may attempt to capitalize on differences between short-term and long-term interest rates as part of a Fund’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

A Fund may also enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) and that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”). In a paired swap transaction, a Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed

4	PIMCO CLOSED-END FUNDS

interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund’s income- and gain-generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in a Fund’s NAV. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a significant portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that the Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Notes 6 and 7 in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares.

In addition, because the fees received by PIMCO are based on the average weekly total managed assets (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus any accrued liabilities (other than liabilities representing leverage) of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, and on the average daily net asset value (including daily net assets attributable to any preferred shares that may be outstanding) of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund, PIMCO has a financial incentive for a Fund to use certain forms of leverage, which may create a conflict of interest between PIMCO, on the one hand, and the common shareholders of a Fund, on the other hand.

There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of NAV and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility,

ANNUAL REPORT	JULY 31, 2019	5

Important Information About the Funds (Cont.)

and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Investments in loans (including whole loans) are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate

6	PIMCO CLOSED-END FUNDS

mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid. There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instrument.

The risk of investing in collateralized loan obligations (“CLOs”), include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in a Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. Certain Funds may invest a substantial portion of their assets in unrated securities and therefore may be particularly subject to the associated risks. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity of the issuer or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory

ANNUAL REPORT	JULY 31, 2019	7

Important Information About the Funds (Cont.)

capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by a Fund in CoCos is subject to the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that a Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have an adverse effect on the market price of CoCos. CoCos are often rated below investment grade and are subject to the risks of high yield securities. Because CoCos are issued primarily by financial institutions, CoCos may present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by a Fund in CoCos may result in losses to the Fund.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The global economic crisis brought several small countries in Europe to the brink of default and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments. It is possible that one or more Economic and Monetary Union of the European Union member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In June 2016, the United Kingdom approved a referendum to leave the European Union. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

8	PIMCO CLOSED-END FUNDS

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Funds’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by

Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

The Funds may be subject to various risks, including, but not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, contingent convertible securities risk, high yield risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/ subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk, convertible securities risk, market discount risk, interest rate risk, leverage

ANNUAL REPORT	JULY 31, 2019	9

Important Information About the Funds (Cont.)

risk, call risk, derivatives risk, synthetic convertible securities risk, operational risk, cyber security risk, structured investments risk, collateralized loan obligations risk, and Rule 144A securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PIMCO Corporate & Income Opportunity Fund	12/27/02	Diversified
PIMCO Corporate & Income Strategy Fund	12/21/01	Diversified
PIMCO High Income Fund	04/30/03	Diversified
PIMCO Income Strategy Fund	08/29/03	Diversified
PIMCO Income Strategy Fund II	10/29/04	Diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. Each Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Funds at (844) 33-PIMCO. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

10	PIMCO CLOSED-END FUNDS

PIMCO Corporate & Income Opportunity Fund

Symbol on NYSE - PTY

Allocation Breakdown as of July 31, 2019†§

Corporate Bonds & Notes	43.7%

Asset-Backed Securities	14.7%

Non-Agency Mortgage-Backed Securities	12.9%

Loan Participations and Assignments	8.1%

Sovereign Issues	4.7%

Short-Term Instruments	3.7%

Municipal Bonds & Notes	3.4%

Preferred Securities	3.4%

U.S. Government Agencies	2.6%

Real Estate Investment Trusts	1.1%

Other	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of July 31, 2019(1)

Market Price	$18.60

NAV	$14.66

Premium/(Discount) to NAV	26.88%

Market Price Distribution Yield(2)	8.39%

NAV Distribution Yield(2)	10.64%

Total Effective Leverage(3)	39%

Average Annual Total Return(1) for the period ended July 31, 2019

	1 Year	5 Year	10 Year	Commencement of Operations (12/27/02)
Market Price	14.48%	12.87%	18.39%	14.52%
NAV	10.91%	11.52%	18.07%	14.16%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Opportunity Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Long exposure to the intermediate portion of the U.S. yield curve contributed to absolute performance, as U.S. interest rates decreased.

»	Exposure to corporate and securitized credit contributed to absolute performance, as the asset classes posted positive returns.

»	A partial tender offer of the Fund’s outstanding auction rate preferred shares at a discount to face value contributed to absolute performance.

»	Interest rate hedges at the long end of the U.S. yield curve detracted from performance, as U.S. long-end interest rates decreased.

»	Exposure to local Argentine emerging market debt detracted from absolute performance, as the sector declined.

ANNUAL REPORT	JULY 31, 2019	11

PIMCO Corporate & Income Strategy Fund

Symbol on NYSE - PCN

Allocation Breakdown as of July 31, 2019†§

Corporate Bonds & Notes	40.4%

Non-Agency Mortgage-Backed Securities	15.9%

Asset-Backed Securities	15.5%

Loan Participations and Assignments	7.2%

Sovereign Issues	4.8%

Municipal Bonds & Notes	3.9%

Preferred Securities	3.6%

U.S. Government Agencies	3.4%

Short-Term Instruments	1.8%

Real Estate Investment Trusts	1.2%

Common Stocks	1.1%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of July 31, 2019(1)

Market Price	$18.08

NAV	$14.94

Premium/(Discount) to NAV	21.02%

Market Price Distribution Yield(2)	7.47%

NAV Distribution Yield(2)	9.04%

Total Effective Leverage(3)	24%

Average Annual Total Return(1) for the period ended July 31, 2019

	1 Year	5 Year	10 Year	Commencement of Operations (12/21/01)
Market Price	9.20%	13.17%	16.91%	12.38%
NAV	10.67%	9.95%	16.20%	12.01%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Strategy Fund’s primary investment objective is to seek high current income, with a secondary objective of capital preservation and appreciation.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Long exposure to the intermediate portion of the U.S. yield curve contributed to absolute performance, as U.S. interest rates decreased.

»	Exposure to corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	A partial tender offer of the Fund’s outstanding auction rate preferred shares at a discount to face value contributed to absolute performance.

»	Interest rate hedges at the long end of the U.S. yield curve detracted from performance, as U.S. long-end interest rates decreased.

»	Exposure to select agency and non-agency residential mortgage-backed securities detracted from absolute performance, as select securities posted negative returns.

»	Exposure to local Argentine emerging market debt detracted from absolute performance, as the sector declined.

12	PIMCO CLOSED-END FUNDS

PIMCO High Income Fund

Symbol on NYSE -  PHK

Allocation Breakdown as of July 31, 2019†§

Corporate Bonds & Notes	44.2%

Non-Agency Mortgage-Backed Securities	13.9%

Asset-Backed Securities	10.9%

Preferred Securities	6.7%

Loan Participations and Assignments	6.5%

Municipal Bonds & Notes	6.0%

Sovereign Issues	3.4%

U.S. Government Agencies	2.3%

Short-Term Instruments	2.2%

Real Estate Investment Trusts	1.8%

Common Stocks	1.0%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of July 31, 2019(1)

Market Price	$8.03

NAV	$6.38

Premium/(Discount) to NAV	25.86%

Market Price Distribution Yield(2)	9.17%

NAV Distribution Yield(2)	11.54%

Total Effective Leverage(3)	30%

Average Annual Total Return(1) for the period ended July 31, 2019

	1 Year	5 Year	10 Year	Commencement of Operations (04/30/03)
Market Price	3.57%	3.53%	12.17%	9.86%
NAV	12.57%	11.59%	18.96%	11.98%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO High Income Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Long exposure to the intermediate portion of the U.S. yield curve contributed to absolute performance, as U.S. interest rates decreased.

»	Exposure to high yield credit contributed to absolute performance, as the asset class posted positive returns.

»	A partial tender offer of the Fund’s outstanding auction rate preferred shares at a discount to face value contributed to absolute performance.

»	Short exposure to the long end of European yield curve detracted from performance, as European interest rates decreased.

»	Exposure to local Argentine emerging market debt detracted from absolute performance, as the sector declined.

»	Exposure to select non-agency residential mortgage-backed securities detracted from absolute performance, as select securities posted negative returns.

ANNUAL REPORT	JULY 31, 2019	13

PIMCO Income Strategy Fund

Symbol on NYSE -  PFL

Allocation Breakdown as of July 31, 2019†§

Corporate Bonds & Notes	43.9%

Asset-Backed Securities	18.6%

Non-Agency Mortgage-Backed Securities	8.3%

Loan Participations and Assignments	6.5%

Short-Term Instruments	5.4%

Municipal Bonds & Notes	4.2%

Sovereign Issues	4.2%

Preferred Securities	3.4%

U.S. Government Agencies	2.3%

Real Estate Investment Trusts	1.1%

Common Stocks	1.0%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of July 31, 2019(1)

Market Price	$11.99

NAV	$11.00

Premium/(Discount) to NAV	9.00%

Market Price Distribution Yield(2)	9.01%

NAV Distribution Yield(2)	9.82%

Total Effective Leverage(3)	29%

Average Annual Total Return(1) for the period ended July 31, 2019

	1 Year	5 Year	10 Year	Commencement of Operations (08/29/03)
Market Price	8.10%	10.84%	14.80%	7.41%
NAV	9.14%	8.37%	14.03%	7.22%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Long exposure to the intermediate portion of the U.S. yield curve contributed to absolute performance, as U.S. interest rates decreased.

»	Exposure to high yield credit contributed to absolute performance, as the asset class posted positive returns.

»	A partial tender offer of the Fund’s outstanding auction rate preferred shares at a discount to face value contributed to absolute performance.

»	Interest rate hedges at the long end of the U.S. yield curve detracted from performance, as U.S. long-end interest rates decreased.

»	Exposure to local Argentine emerging market debt detracted from absolute performance, as the sector declined.

»	Exposure to select non-agency residential mortgage-backed securities detracted from absolute performance, as select securities posted negative returns.

14	PIMCO CLOSED-END FUNDS

PIMCO Income Strategy Fund II

Symbol on NYSE -  PFN

Allocation Breakdown as of July 31, 2019†§

Corporate Bonds & Notes	43.0%

Asset-Backed Securities	13.9%

Non-Agency Mortgage-Backed Securities	12.9%

Loan Participations and Assignments	6.4%

Municipal Bonds & Notes	6.0%

Short-Term Instruments	4.8%

Sovereign Issues	4.1%

Preferred Securities	3.5%

U.S. Government Agencies	2.1%

Real Estate Investment Trusts	1.1%

Common Stocks	1.1%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of July 31, 2019(1)

Market Price	$10.70

NAV	$9.91

Premium/(Discount) to NAV	7.97%

Market Price Distribution Yield(2)	8.97%

NAV Distribution Yield(2)	9.69%

Total Effective Leverage(3)	27%

Average Annual Total Return(1) for the period ended July 31, 2019

	1 Year	5 Year	10 Year	Commencement of Operations (10/29/04)
Market Price	11.03%	11.35%	15.20%	6.68%
NAV	9.42%	8.76%	14.14%	6.46%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund II’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Long exposure to the intermediate portion of the U.S. yield curve contributed to absolute performance, as U.S. interest rates decreased.

»	Exposure to corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	A partial tender offer of the Fund’s outstanding auction rate preferred shares at a discount to face value contributed to absolute performance.

»	Interest rate hedges at the long end of the U.S. yield curve detracted from performance, as U.S. long-end interest rates decreased.

»	Exposure to select non-agency residential mortgage-backed securities detracted from absolute performance, as select securities posted negative returns.

»	Exposure to local Argentine emerging market debt detracted from absolute performance, as the sector declined.

ANNUAL REPORT	JULY 31, 2019	15

Financial Highlights

			Investment Operations			Less Distributions to ARPS(b)				Less Distributions to Common Shareholders(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period		Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)		From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations		From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Corporate & Income Opportunity Fund

07/31/2019	$14.80	(m)	$1.36	$0.09		$(0.13)	$0.00	$1.32		$(1.63)	$0.00	$0.00	$(1.63)

07/31/2018	14.87		1.30	0.16		(0.09)	0.00	1.37		(1.56)	0.00	0.00	(1.56)

07/31/2017	13.27		1.21	2.06		(0.04)	0.00	3.23		(1.59)	0.00	(0.14)	(1.73)

07/31/2016	14.23		1.30	(0.65)		(0.02)	0.00	0.63		(1.59)	0.00	0.00	(1.59)

12/01/2014 - 07/31/2015(g)	15.41		0.68	(0.33)		(0.00)	0.00	0.35		(1.69)	0.00	0.00	(1.69	)(j)

11/30/2014	16.62		1.14	1.06		(0.00)	(0.01)	2.19		(1.56)	(1.84)	0.00	(3.40)

PIMCO Corporate & Income Strategy Fund

07/31/2019	$14.90	(m)	$1.22	$0.20		$(0.05)	$0.00	$1.37		$(1.43)	$0.00	$0.00	$(1.43)

07/31/2018	15.32		1.20	(0.24)		(0.03)	0.00	0.93		(1.35)	0.00	0.00	(1.35)

07/31/2017	14.28		1.12	1.70		(0.01)	0.00	2.81		(1.75)	0.00	(0.02)	(1.77)

07/31/2016	14.75		1.24	(0.84	)(k)	(0.01)	0.00	0.39	(l)	(1.37)	0.00	0.00	(1.37)

11/01/2014 - 07/31/2015(h)	15.60		0.73	(0.21)		(0.00)	0.00	0.52		(1.37)	0.00	0.00	(1.37	)(j)

10/31/2014	16.04		0.99	0.87		(0.00)	(0.00)	1.86		(1.35)	(0.95)	0.00	(2.30)

PIMCO High Income Fund

07/31/2019	$6.54	(m)	$0.61	$0.11		$(0.03)	$0.00	$0.69		$(0.73)	$0.00	$(0.16)	$(0.89)

07/31/2018	6.90		0.62	0.01		(0.02)	0.00	0.61		(0.84)	0.00	(0.13)	(0.97)

07/31/2017	6.63		0.67	0.71		(0.01)	0.00	1.37		(0.91)	0.00	(0.19)	(1.10)

07/31/2016	7.37		0.74	(0.48	)(k)	(0.00)	0.00	0.26	(l)	(1.18)	0.00	(0.08)	(1.26)

04/01/2015 - 07/31/2015(i)	7.59		0.21	0.06		(0.00)	0.00	0.27		(0.33)	0.00	(0.16)	(0.49	)(j)

03/31/2015	8.23		0.94	(0.12)		(0.00)	0.00	0.82		(1.46)	0.00	0.00	(1.46)

PIMCO Income Strategy Fund

07/31/2019	$11.14	(m)	$0.90	$0.02		$(0.07)	$0.00	$0.85		$(0.99)	$0.00	$(0.09)	$(1.08)

07/31/2018	11.60		0.87	(0.19)		(0.06)	0.00	0.62		(1.07)	0.00	(0.01)	(1.08)

07/31/2017	10.53		0.88	1.31		(0.04)	0.00	2.15		(1.08)	0.00	0.00	(1.08)

07/31/2016	11.46		0.88	(0.70)		(0.03)	0.00	0.15		(1.08)	0.00	0.00	(1.08)

07/31/2015	12.15		0.79	(0.34)		(0.03)	0.00	0.42		(1.22)	0.00	0.00	(1.22)

PIMCO Income Strategy Fund II

07/31/2019	$10.07	(m)	$0.83	$0.04		$(0.05)	$0.00	$0.82		$(1.03)	$0.00	$0.00	$(1.03)

07/31/2018	10.33		0.79	(0.05)		(0.04)	0.00	0.70		(0.96)	0.00	0.00	(0.96)

07/31/2017	9.42		0.80	1.10		(0.03)	0.00	1.87		(0.96)	0.00	0.00	(0.96)

07/31/2016	10.27		0.87	(0.67)		(0.02)	0.00	0.18		(1.03)	0.00	0.00	(1.03)

07/31/2015	10.88		0.70	(0.29)		(0.03)	0.00	0.38		(1.11)	0.00	0.00	(1.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)	Auction Rate Preferred Shares (“ARPS”). See Note 14, Auction Rate Preferred Shares, in the Notes to Financial Statements.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(e)

Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(f)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(g)	Fiscal year end changed from November 30th to July 31st.
(h)	Fiscal year end changed from October 31st to July 31st.
(i)	Fiscal year end changed from March 31st to July 31st.
(j)

Total distributions for the period ended July 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended July 31, 2015.

(k)

The amount previously reported in the Funds’ 2016 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2016 Annual Report, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund reported amounts of (0.33) and (0.22), respectively.

(l)

The amount previously reported in the Funds’ 2016 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2016 Annual Report, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund reported amounts of 0.90 and 0.52, respectively.

(m)	The NAV presented may differ from the NAV reported for the same period in other Fund materials.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

					Common Share				Ratios/Supplemental Data
										Ratios to Average Net Assets
Increase resulting from at-the-market Offering		Offering Cost Charged to Paid in Capital		Increase Resulting from Tender and Repurchase of ARPS(b)	Net Asset Value End of Year or Period		Market Price End of Year or Period	Total Investment Return(d)	Net Assets Applicable to Common Shareholders (000s)	Expenses(e)(f)	Expenses Excluding Waivers(e)(f)	Expenses Excluding Interest Expense(e)	Expenses Excluding Interest Expense and Waivers(e)	Net Investment Income (Loss)	ARPS Asset Coverage Per Share(b)	Portfolio Turnover Rate

	$0.15		$0.00	$0.02	$14.66		$18.60	14.48%	$1,291,233	1.35%	1.35%	0.80%	0.80%	9.44%	$176,730	22%

	0.12		0.00	0.00	14.80	(m)	17.95	16.78	1,219,515	1.26	1.26	0.81	0.81	8.73	153,072	19

	0.10		0.00	0.00	14.87		16.92	29.18	1,140,768	1.08	1.08	0.83	0.83	8.68	144,819	39

	N/A		N/A	0.00	13.27		14.75	16.09	946,843	0.89	0.89	0.85	0.85	9.93	124,468	45

	N/A		N/A	0.16	14.23		14.31	(13.61)	1,006,484	0.91 *	0.91 *	0.90 *	0.90 *	7.01 *	130,743	34

	N/A		N/A	0.00	15.41		18.50	26.04	1,082,000	0.91	0.91	0.91	0.91	7.36	108,229	44

$	N/A	$	N/A	$0.10	$14.94		$18.08	9.20%	$591,931	1.60%	1.60%	0.94%	0.94%	8.39%	$653,838	18%

	N/A		N/A	0.00	14.90	(m)	18.09	9.61	586,592	1.36	1.36	0.94	0.94	7.97	289,023	20

	N/A		N/A	0.00	15.32		17.92	30.63	599,266	1.17	1.17	0.93	0.93	7.65	294,755	38

	N/A		N/A	0.51	14.28		15.43	24.21	553,569	1.10	1.10	1.02	1.02	8.91	274,223	43

	N/A		N/A	0.00	14.75		13.71	(7.12)	570,122	1.07 *	1.07 *	1.07 *	1.07 *	6.51 *	109,336	40

	N/A		N/A	0.00	15.60		16.18	8.84	599,980	1.09	1.09	1.09	1.09	6.32	113,753	48

$	N/A	$	N/A	$0.04	$6.38		$8.03	3.57%	$835,988	1.86%	1.86%	0.91%	0.91%	9.74%	$384,900	20%

	N/A		N/A	0.00	6.54	(m)	8.67	13.13	847,052	1.48	1.48	0.90	0.90	9.30	232,587	27

	N/A		N/A	0.00	6.90		8.71	(1.45)	884,912	1.25	1.25	0.90	0.90	10.08	241,894	32

	N/A		N/A	0.26	6.63		10.03	19.92	841,102	1.08	1.08	0.95	0.95	11.20	231,185	42

	N/A		N/A	0.00	7.37		9.71	(18.40)	925,598	1.05 *	1.05 *	1.03 *	1.03 *	8.14 *	104,245	8

	N/A		N/A	0.00	7.59		12.48	12.30	949,880	1.18	1.18	1.02	1.02	11.53	106,324	58

	$0.06		$0.00	$0.03	$11.00		$11.99	8.10%	$305,453	1.69%	1.69%	1.18%	1.18%	8.39%	$193,873	17%

	N/A		N/A	0.00	11.14	(m)	12.23	10.37	284,677	1.48	1.48	1.17	1.17	7.67	163,725	21

	N/A		N/A	0.00	11.60		12.17	28.11	294,525	1.35	1.35	1.17	1.17	8.01	168,552	40

	N/A		N/A	0.00	10.53		10.48	12.41	266,347	1.17	1.17	1.13	1.13	8.49	154,837	38

	N/A		N/A	0.11	11.46		10.39	(2.62)	289,909	1.30	1.30	1.25	1.25	6.67	166,328	67

	$0.04		$0.00	$0.01	$9.91		$10.70	11.03%	$632,927	1.66%	1.66%	1.12%	1.12%	8.57%	$205,928	17%

	N/A		N/A	0.00	10.07	(m)	10.70	9.19	600,890	1.41	1.41	1.10	1.10	7.79	187,429	18

	N/A		N/A	0.00	10.33		10.76	26.32	612,310	1.26	1.26	1.09	1.09	8.15	190,527	26

	N/A		N/A	0.00	9.42		9.39	11.92	556,840	1.14	1.14	1.07	1.07	9.25	175,544	38

	N/A		N/A	0.12	10.27		9.41	(0.12)	606,974	1.16	1.16	1.13	1.13	6.58	189,105	63

ANNUAL REPORT	JULY 31, 2019	17

Statements of Assets and Liabilities

July 31, 2019

(Amounts in thousands†, except per share amounts)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Assets:

Investments, at value
Investments in securities*	$1,744,476	$750,974	$1,106,374	$401,326	$825,286
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,341	1,920	7,753	1,077	2,452
Over the counter	22,299	6,332	19,139	2,963	5,969
Cash	0	0	0	11	1
Deposits with counterparty	28,617	10,881	24,916	5,388	12,469
Foreign currency, at value	9,224	857	6,283	651	1,381
Receivable for investments sold	56,837	20,028	45,266	19,522	18,335
Receivable for Fund shares sold	839	0	0	339	694
Interest and/or dividends receivable	18,312	7,210	12,366	3,823	7,942
Other assets	336	122	6	161	151
Total Assets	1,885,281	798,324	1,222,103	435,261	874,680

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$304,245	$159,975	$274,775	$73,589	$129,692
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,615	2,434	8,541	1,314	3,179
Over the counter	16,588	1,540	2,265	800	1,562
Payable for investments purchased	16,818	8,625	14,548	3,844	8,233
Payable for unfunded loan commitments	250	0	0	0	0
Deposits from counterparty	22,109	4,880	18,758	2,135	5,800
Distributions payable to common shareholders	11,369	4,458	8,035	2,480	5,068
Distributions payable to auction rate preferred shareholders	103	8	21	20	31
Overdraft due to custodian	3,456	269	277	0	0
Accrued management fees	837	441	598	293	581
Other liabilities	8	238	247	133	182
Total Liabilities	381,398	182,868	328,065	84,608	154,328

Auction Rate Preferred Shares^	212,650	23,525	58,050	45,200	87,425

Net Assets Applicable to Common Shareholders	$1,291,233	$591,931	$835,988	$305,453	$632,927

Net Assets Applicable to Common Shareholders Consist of:

Par value^^	$1	$0	$1	$0	$1
Paid in capital in excess of par	1,303,558	587,874	981,765	317,394	655,154
Distributable earnings (accumulated loss)	(12,326)	4,057	(145,778)	(11,941)	(22,228)

Net Assets Applicable to Common Shareholders	$1,291,233	$591,931	$835,988	$305,453	$632,927

Net Asset Value Per Common Share	$14.66	$14.94	$6.38	$11.00	$9.91

Common Shares Outstanding	88,109	39,629	131,021	27,771	63,848

Auction Rate Preferred Shares Issued and Outstanding	9	1	2	2	3

Cost of investments in securities	$1,706,848	$729,218	$1,087,235	$393,112	$804,826
Cost of foreign currency held	$9,329	$865	$6,360	$654	$1,381
Cost or premiums of financial derivative instruments, net	$(7,031)	$9,821	$133,895	$5,032	$14,301

* Includes repurchase agreements of:	$43,400	$11,417	$18,700	$19,953	$35,705

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 par value and $25,000 liquidation preference per share)
^^	($0.00001 per share)

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Year Ended July 31, 2019
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Investment Income:

Interest, net of foreign taxes*	$130,721	$56,356	$90,411	$28,109	$59,844
Dividends	2,706	974	3,682	469	999
Total Income	133,427	57,330	94,093	28,578	60,843

Expenses:

Management fees	9,586	5,091	6,938	3,180	6,361
Trustee fees and related expenses	185	77	109	40	82
Interest expense	6,757	3,800	7,718	1,442	3,199
Auction agent fees and commissions	95	199	267	91	163
Auction rate preferred shares related expenses	29	59	56	52	57
Miscellaneous expense	26	25	30	13	28
Total Expenses	16,678	9,251	15,118	4,818	9,890

Net Investment Income (Loss)	116,749	48,079	78,975	23,760	50,953

Net Realized Gain (Loss):

Investments in securities	(2,659)	(3,079)	(1,510)	(4,945)	(8,253)
Exchange-traded or centrally cleared financial derivative instruments	4,929	(6,798)	(7,566)	(1,226)	1,813
Over the counter financial derivative instruments	35,003	8,282	21,621	4,402	8,668
Foreign currency	(3,798)	(948)	(1,990)	(557)	(1,434)

Net Realized Gain (Loss)	33,475	(2,543)	10,555	(2,326)	794

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(11,265)	(6,275)	(11,736)	(786)	(331)
Exchange-traded or centrally cleared financial derivative instruments	(30,914)	12,386	(5,012)	2,372	(1,550)
Over the counter financial derivative instruments	13,253	3,584	17,929	1,750	3,677
Foreign currency assets and liabilities	1,703	48	1,330	69	974

Net Change in Unrealized Appreciation (Depreciation)	(27,223)	9,743	2,511	3,405	2,770

Net Increase (Decrease) in Net Assets Resulting from Operations	$123,001	$55,279	$92,041	$24,839	$54,517

Distributions on Auction Rate Preferred Shares from Net Investment Income and/or Realized Capital Gains	$(10,757)	$(1,879)	$(3,684)	$(1,813)	$(3,268)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$112,244	$53,400	$88,357	$23,026	$51,249

* Foreign tax withholdings	$0	$0	$14	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JULY 31, 2019	19

Statements of Changes in Net Assets

	PIMCO Corporate & Income Opportunity Fund		PIMCO Corporate & Income Strategy Fund

(Amounts in thousands†)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2019	Year Ended July 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$116,749	$104,107	$48,079	$47,174
Net realized gain (loss)	33,475	57,573	(2,543)	46,695
Net change in unrealized appreciation (depreciation)	(27,223)	(46,154)	9,743	(56,327)

Net Increase (Decrease) in Net Assets Resulting from Operations	123,001	115,526	55,279	37,542
Distributions on auction rate preferred shares from net investment income and/or realized capital gains*	(10,757)	(6,886)	(1,879)	(1,205)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	112,244	108,640	53,400	36,337

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains*	(139,693)	(125,322)	(56,489)	(52,992)
Tax basis return of capital	0	0	0	0

Total Distributions to Common Shareholders(a)	(139,693)	(125,322)	(56,489)	(52,992)

Auction-Rate Preferred Share Transactions**:

Net Increase (Decrease) resulting from tender of Auction Rate Preferred Shares	1,771	0	4,160	0

Common Share Transactions***:

Net proceeds from at-the-market offering	83,316	83,648	0	0
Net at-the-market offering costs	16	16	0	0
Issued as reinvestment of distributions	14,064	11,765	4,268	3,981

Total increase (decrease) resulting from common share transactions	97,396	95,429	4,268	3,981

Total increase (decrease) in net assets applicable to common shareholders	71,718	78,747	5,339	(12,674)

Net Assets Applicable to Common Shareholders:

Beginning of year	1,219,515	1,140,768	586,592	599,266
End of year	$1,291,233	$1,219,515	$591,931	$586,592

*** Common Share Transactions:

Shares sold	4,849	4,971	0	0

Shares issued as reinvestment of distributions	865	731	263	245

Net increase (decrease) in common shares outstanding	5,714	5,702	263	245

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 14, Auction Rate Preferred Shares, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO High Income Fund		PIMCO Income Strategy Fund		PIMCO Income Strategy Fund II

Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2019	Year Ended July 31, 2018

$78,975	$80,412	$23,760	$22,171	$50,953	$47,250
10,555	26,258	(2,326)	11,732	794	26,231
2,511	(27,902)	3,405	(16,874)	2,770	(29,231)

92,041	78,768	24,839	17,029	54,517	44,250
(3,684)	(2,361)	(1,813)	(1,409)	(3,268)	(2,540)

88,357	76,407	23,026	15,620	51,249	41,710

(94,727)	(107,631)	(25,874)	(27,170)	(62,813)	(57,119)
(21,383)	(17,226)	(2,473)	(345)	0	0

(116,110)	(124,857)	(28,347)	(27,515)	(62,813)	(57,119)

5,271	0	790	0	653	0

0	0	22,788	0	37,505	0
0	0	4	0	65	0
11,418	10,590	2,515	2,047	5,378	3,989

11,418	10,590	25,307	2,047	42,948	3,989

(11,064)	(37,860)	20,776	(9,848)	32,037	(11,420)

847,052	884,912	284,677	294,525	600,890	612,310
$835,988	$847,052	$305,453	$284,677	$632,927	$600,890

0	0	1,981	0	3,618	0

1,431	1,409	228	179	546	390

1,431	1,409	2,209	179	4,164	390

ANNUAL REPORT	JULY 31, 2019	21

Statements of Cash Flows

Year Ended July 31, 2019
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$123,001	$55,279	$92,041

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(492,809)	(196,873)	(287,121)
Proceeds from sales of long-term securities	443,749	161,027	237,622
(Purchases) Proceeds from sales of short-term portfolio investments, net	(5,428)	(1,499)	30,560
(Increase) decrease in deposits with counterparty	9,762	(1,566)	7,130
(Increase) decrease in receivable for investments sold	(42,095)	(15,202)	(4,489)
(Increase) decrease in interest and/or dividends receivable	(2,159)	(1,067)	(889)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(24,594)	6,159	(11,867)
Proceeds from (Payments on) over the counter financial derivative instruments	21,985	7,354	21,234
(Increase) decrease in other assets	(103)	(1)	1
Increase (decrease) in payable for investments purchased	(6,895)	(438)	274
Increase (decrease) in payable for unfunded loan commitments	(10,509)	(1,960)	(3,652)
Increase (decrease) in deposits from counterparty	15,237	3,215	12,410
Increase (decrease) in accrued management fees	71	17	10
Proceeds from (Payments on) foreign currency transactions	(4,293)	(935)	(1,990)
Increase (decrease) in other liabilities	(61)	198	177
Net Realized (Gain) Loss
Investments in securities	2,659	3,079	1,510
Exchange-traded or centrally cleared financial derivative instruments	(4,929)	6,798	7,566
Over the counter financial derivative instruments	(35,003)	(8,282)	(21,621)
Foreign currency	3,798	948	1,990
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	11,265	6,275	11,736
Exchange-traded or centrally cleared financial derivative instruments	30,914	(12,386)	5,012
Over the counter financial derivative instruments	(13,253)	(3,584)	(17,929)
Foreign currency assets and liabilities	(1,703)	(48)	(1,330)
Net amortization (accretion) on investments	(9,003)	(5,052)	(7,800)

Net Cash Provided by (Used for) Operating Activities	9,604	1,456	70,585

Cash Flows Received from (Used for) Financing Activities:

Payments resulting from tender of Auction Rate Preferred Shares	(23,529)	(27,840)	(38,654)
Net proceeds from at-the-market offering	83,969	0	0
Net at-the-market offering cost	16	0	0
Increase (decrease) in overdraft due to custodian	3,407	181	254
Cash distributions paid to common shareholders*	(124,875)	(52,192)	(107,115)
Cash distributions paid to auction rate preferred shareholders	(10,757)	(1,890)	(3,699)
Proceeds from reverse repurchase agreements	1,663,931	735,373	1,152,316
Payments on reverse repurchase agreements	(1,595,900)	(656,140)	(1,069,551)

Net Cash Received from (Used for) Financing Activities	(3,738)	(2,508)	(66,449)

Net Increase (Decrease) in Cash and Foreign Currency	5,866	(1,052)	4,136

Cash and Foreign Currency:

Beginning of year	3,358	1,909	2,147
End of year	$9,224	$857	$6,283

* Reinvestment of distributions	$14,064	$4,268	$11,418

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$6,782	$3,585	$7,507
Non Cash Payment in Kind	$718	$431	$1,267

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Corporate & Income Opportunity Fund

July 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 135.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 10.9%

Advanz Pharma Corp.
7.825% (LIBOR03M + 5.500%) due 09/06/2024 ~		$10,446	$10,185

Alphabet Holding Co., Inc.
5.734% (LIBOR03M + 3.500%) due 09/26/2024 ~		98	93

Altice France S.A.
6.325% (LIBOR03M + 4.000%) due 08/14/2026 ~		496	492

Avantor, Inc.
5.234% (LIBOR03M + 3.000%) due 11/21/2024 ~		42	42

Avolon TLB Borrower (U.S.) LLC
4.022% (LIBOR03M + 1.750%) due 01/15/2025 ~		3,603	3,617

Axalta Coating Systems U.S. Holdings, Inc.
4.080% (LIBOR03M + 1.750%) due 06/01/2024 ~		375	374

Bausch Health Cos., Inc.
5.129% (LIBOR03M + 2.750%) due 11/27/2025 ~		141	141

BWAY Holding Co.
5.590% (LIBOR03M + 3.250%) due 04/03/2024 ~		1,049	1,034

Caesars Entertainment Operating Co.
4.234% (LIBOR03M + 2.000%) due 10/06/2024 ~		99	98

CenturyLink, Inc.
4.984% (LIBOR03M + 2.750%) due 01/31/2025 ~		297	295

Charter Communications Operating LLC
4.330% (LIBOR03M + 2.000%) due 04/30/2025 ~		362	363

CommScope, Inc.
5.484% (LIBOR03M + 3.250%) due 04/06/2026 ~		200	201

Diamond Resorts Corp.
5.984% (LIBOR03M + 3.750%) due 09/02/2023 ~		5,092	4,860

Dubai World (2.500% Cash and 1.750% PIK)
4.250% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)		987	935

Emerald TopCo, Inc.
TBD% due 07/24/2026		233	233

Envision Healthcare Corp.
5.984% (LIBOR03M + 3.750%) due 10/10/2025 ~		11,015	9,490

Financial & Risk U.S. Holdings, Inc.
5.984% (LIBOR03M + 3.750%) due 10/01/2025 ~		1,499	1,501

Forbes Energy Services LLC (5.000% Cash and 11.000% PIK)
16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)		1,055	1,052

Forest City Enterprises, L.P.
6.234% (LIBOR03M + 4.000%) due 12/07/2025 «~		299	302

Frontier Communications Corp.
5.990% (LIBOR03M + 3.750%) due 06/15/2024 ~		1,179	1,167

Genworth Holdings, Inc.
6.761% (LIBOR03M + 4.500%) due 03/07/2023 ~		49	50

iHeartCommunications, Inc.
6.579% (LIBOR03M + 4.000%) due 05/01/2026 ~		12,088	12,204

Ineos Finance LLC
2.500% (EUR003M + 2.000%) due 03/31/2024 ~	EUR	5,024	5,475

IRB Holding Corp.
5.550% - 5.556% (LIBOR03M + 3.250%) due 02/05/2025 ~		$1,875	1,869

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	100	$100

McDermott Technology Americas, Inc.
7.234% (LIBOR03M + 5.000%) due 05/09/2025 ~		$3,870	3,705

Messer Industrie GmbH
4.830% (LIBOR03M + 2.500%) due 03/01/2026 ~		194	194

MH Sub LLC
5.984% (LIBOR03M + 3.750%) due 09/13/2024 ~		216	215

Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~		100	101

Nascar Holdings, Inc.
TBD% due 07/26/2026		157	158

NCI Building Systems, Inc.
6.119% (LIBOR03M + 3.750%) due 04/12/2025 ~		79	78

Neiman Marcus Group Ltd. LLC
8.380% (LIBOR03M + 6.000%) due 10/25/2023 ~		23,866	20,530
8.880% (LIBOR03M + 6.500%) due 10/25/2023 ~		14,460	12,499

Nestle Skin Health
TBD% due 07/16/2026		424	426

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^(e)		300	296

Panther BF Aggregator LP
5.734% (LIBOR03M + 3.500%) due 04/30/2026 ~		110	110

Parexel International Corp.
4.984% (LIBOR03M + 2.750%) due 09/27/2024 ~		89	86

PetSmart, Inc.
6.380% (LIBOR03M + 4.000%) due 03/11/2022 ~		224	220

PG&E Corp.
1.125% due 12/31/2020 µ		250	252
2.250% - 4.640% (LIBOR03M + 2.250%) due 12/31/2020 ~		750	755

Prestige Brands, Inc.
4.234% (LIBOR03M + 2.000%) due 01/26/2024 ~		109	109

SBA Senior Finance LLC
4.240% (LIBOR03M + 2.000%) due 04/11/2025 ~		495	495

Sequa Mezzanine Holdings LLC
7.560% (LIBOR03M + 5.000%) due 11/28/2021 ~		2,302	2,278
11.266% (LIBOR03M + 9.000%) due 04/28/2022 ~		5,370	5,229

Sinclair Television Group, Inc.
TBD% due 07/17/2026		129	129

Sprint Communications, Inc.
4.750% (LIBOR03M + 2.500%) due 02/02/2024 ~		2,737	2,732

Starfruit Finco BV
5.610% (LIBOR03M + 3.250%) due 10/01/2025 ~		473	466

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		5,373	5,373

Syniverse Holdings, Inc.
7.325% (LIBOR03M + 5.000%) due 03/09/2023 ~		12,956	11,914

TransDigm, Inc.
4.830% (LIBOR03M + 2.500%) due 08/22/2024 ~		588	584

U.S. Renal Care, Inc.
7.250% (LIBOR03M + 5.000%) due 06/26/2026 ~		231	227

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Univision Communications, Inc.
4.984% (LIBOR03M + 2.750%) due 03/15/2024 ~		$11,790	$11,571

Valeant Pharmaceuticals International, Inc.
5.379% (LIBOR03M + 3.000%) due 06/02/2025 ~		388	389

West Corp.
6.522% (LIBOR03M + 4.000%) due 10/10/2024 ~		53	49

Westmoreland Mining Holdings LLC
10.660% (LIBOR03M + 8.250%) due 03/15/2022 «~		1,244	1,256

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(d)		2,725	2,139

Whatabrands LLC
TBD% due 07/23/2026		47	47

Total Loan Participations and Assignments (Cost $146,339)			140,785

CORPORATE BONDS & NOTES 59.0%

BANKING & FINANCE 24.0%

AGFC Capital Trust
4.053% (US0003M + 1.750%) due 01/15/2067 ~		1,800	1,035

Ally Financial, Inc.
8.000% due 11/01/2031		2,407	3,229
8.000% due 11/01/2031 (n)		3,550	4,704

Ambac LSNI LLC
7.319% due 02/12/2023 •		1,152	1,174

Ardonagh Midco PLC
8.375% due 07/15/2023 (n)	GBP	25,482	28,897

Athene Holding Ltd.
4.125% due 01/12/2028		$50	51

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		305	327

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		73	77
5.000% due 04/20/2048		120	127

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(j)(k)(n)	EUR	14,000	15,862
8.875% due 04/14/2021 •(j)(k)(n)		400	493

Banco Santander S.A.
6.250% due 09/11/2021 •(j)(k)(n)		2,600	3,015

Bank of America Corp.
5.125% due 06/20/2024 •(j)		$118	120

Bank of Ireland
7.375% due 06/18/2020 •(j)(k)(n)	EUR	1,200	1,392

Barclays Bank PLC
7.625% due 11/21/2022 (k)		$200	220

Barclays PLC
3.250% due 01/17/2033	GBP	400	479
7.125% due 06/15/2025 •(j)(k)		200	252
7.250% due 03/15/2023 •(j)(k)		10,405	13,119
7.750% due 09/15/2023 •(j)(k)(n)		$2,000	2,039
7.875% due 09/15/2022 •(j)(k)	GBP	4,625	5,929
8.000% due 12/15/2020 •(j)(k)(n)	EUR	1,860	2,208
8.000% due 06/15/2024 •(j)(k)(n)		$1,000	1,051

BGC Partners, Inc.
5.375% due 07/24/2023 (n)		490	522

BNP Paribas S.A.
7.000% due 08/16/2028 •(j)(k)		300	324

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)		110	104

Brookfield Finance, Inc.
3.900% due 01/25/2028		168	172
4.700% due 09/20/2047 (n)		664	698

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	23

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cantor Fitzgerald LP
4.875% due 05/01/2024		$64	$67
6.500% due 06/17/2022 (n)		10,000	10,737

CBL & Associates LP
4.600% due 10/15/2024		6	4
5.950% due 12/15/2026 (n)		4,186	2,982

Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)(n)		400	443

Credit Suisse AG
6.500% due 08/08/2023 (k)		200	222

Credit Suisse Group AG
7.250% due 09/12/2025 •(j)(k)		200	214
7.500% due 07/17/2023 •(j)(k)		600	638
7.500% due 12/11/2023 •(j)(k)		2,336	2,583

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,162	1,253

EPR Properties
4.750% due 12/15/2026 (n)		$3,711	3,938

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		6,000	6,324

Ford Motor Credit Co. LLC
4.853% due 01/07/2021 ~(n)		2,000	2,040
5.443% due 01/07/2022 ~(n)		2,000	2,074

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		947	984
6.750% due 03/15/2022		1,572	1,639

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		200	202

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		200	212

GSPA Monetization Trust
6.422% due 10/09/2029		6,336	7,415

Hampton Roads PPV LLC
6.171% due 06/15/2053 (n)		1,800	2,042

HSBC Bank PLC
6.330% due 05/18/2023		12,400	13,029

HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(k)(n)	GBP	400	512
6.000% due 09/29/2023 •(j)(k)(n)	EUR	4,630	5,871
6.500% due 03/23/2028 •(j)(k)		$1,000	1,043

Hunt Cos., Inc.
6.250% due 02/15/2026		56	53

Jefferies Finance LLC
6.250% due 06/03/2026		300	306

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		134	137

Lloyds Bank PLC
12.000% due 12/16/2024 •(j)		1,600	1,956

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(j)(k)(n)		700	733
7.625% due 06/27/2023 •(j)(k)	GBP	4,610	6,145
7.875% due 06/27/2029 •(j)(k)		7,415	10,361

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (n)		$11,610	11,559

Nationstar Mortgage LLC
6.500% due 07/01/2021		1,452	1,451

Navient Corp.
5.625% due 08/01/2033		74	62
6.500% due 06/15/2022		658	702

Newmark Group, Inc.
6.125% due 11/15/2023		128	137

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		2,844	2,940

Provident Funding Associates LP
6.375% due 06/15/2025		5	5

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(j)(k)(n)		5,840	5,949
8.000% due 08/10/2025 •(j)(k)(n)		13,625	14,630
8.625% due 08/15/2021 •(j)(k)(n)		6,330	6,749

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)(n)	GBP	13,505	17,212
7.375% due 06/24/2022 •(j)(k)		1,640	2,121

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$500	$536

Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)		400	400
7.375% due 10/04/2023 •(j)(k)		1,300	1,355

Spirit Realty LP
4.450% due 09/15/2026 (n)		1,600	1,682

Springleaf Finance Corp.
5.625% due 03/15/2023		2,400	2,571
6.125% due 03/15/2024		284	308
6.625% due 01/15/2028		749	809
6.875% due 03/15/2025		270	303

Stearns Holdings LLC
9.375% due 08/15/2020 ^(e)		578	303

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (j)	EUR	4,773	6,559

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	1,111	1,733
5.661% due 10/13/2041		609	961
5.744% due 04/13/2040		503	804
5.801% due 10/13/2040		1,667	2,688
6.052% due 10/13/2039		1,268	2,045

TP ICAP PLC
5.250% due 01/26/2024 (n)		9,020	11,714

UniCredit SpA
7.830% due 12/04/2023 (n)		$8,660	10,061

Unigel Luxembourg S.A.
10.500% due 01/22/2024		1,140	1,250

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	5,363	7,434

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (n)		$18,330	18,972

WeWork Cos., Inc.
7.875% due 05/01/2025		148	145

			309,929

INDUSTRIALS 27.0%

AA Bond Co. Ltd.
2.750% due 07/31/2043	GBP	950	1,064
2.875% due 07/31/2043 (n)		2,700	3,148
4.249% due 07/31/2043 (n)		220	272

Altice Financing S.A.
6.625% due 02/15/2023		$1,700	1,757
7.500% due 05/15/2026		7,150	7,507

Altice France S.A.
5.875% due 02/01/2027	EUR	2,074	2,509
6.250% due 05/15/2024 (n)		$7,414	7,683
7.375% due 05/01/2026		3,600	3,817

Ardagh Packaging Finance PLC
4.125% due 08/15/2026 (c)		200	201
5.250% due 08/15/2027 (c)		200	200

Associated Materials LLC
9.000% due 01/01/2024		2,792	2,645

Avon International Capital PLC
6.500% due 08/15/2022		52	53

Baffinland Iron Mines Corp.
8.750% due 07/15/2026		2,700	2,808

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		155	153

Berry Global, Inc.
4.875% due 07/15/2026		54	56

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		150	103

Bombardier, Inc.
7.875% due 04/15/2027		398	404

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (n)		15,254	15,651
6.500% due 11/15/2022		3,100	3,178
9.250% due 02/15/2024		7,798	8,480

Community Health Systems, Inc.
5.125% due 08/01/2021 (n)		12,026	11,951
6.250% due 03/31/2023 (n)		13,551	13,026
8.000% due 03/15/2026		872	838
8.625% due 01/15/2024		1,445	1,449

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSC Holdings LLC
6.500% due 02/01/2029		$300	$331

DAE Funding LLC
4.000% due 08/01/2020		8	8
4.500% due 08/01/2022		155	158
5.000% due 08/01/2024		85	90
5.250% due 11/15/2021		584	612
5.750% due 11/15/2023		577	608

Dell International LLC
6.020% due 06/15/2026 (n)		5,180	5,729

Diamond Resorts International, Inc.
7.750% due 09/01/2023		1,657	1,692
10.750% due 09/01/2024 (n)		4,300	4,203

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		14,929	15,132

Eagle Holding Co. LLC (7.750% Cash or 7.750% PIK)
7.750% due 05/15/2022 (d)		35	35

EI Group PLC
6.375% due 09/26/2031	GBP	1,000	1,255

Eldorado Resorts, Inc.
6.000% due 09/15/2026		$4,300	4,665

Envision Healthcare Corp.
8.750% due 10/15/2026		4,951	3,453

Exela Intermediate LLC
10.000% due 07/15/2023 (n)		217	179

Fairstone Financial, Inc.
7.875% due 07/15/2024		504	521

Ferroglobe PLC
9.375% due 03/01/2022		2,500	2,087

First Quantum Minerals Ltd.
6.500% due 03/01/2024		3,088	2,982
6.875% due 03/01/2026		3,382	3,209
7.000% due 02/15/2021		318	322

Flex Ltd.
4.875% due 06/15/2029		238	248

Ford Motor Co.
7.700% due 05/15/2097 (n)		29,796	34,342

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		12,200	7,564

Frontier Finance PLC
8.000% due 03/23/2022	GBP	8,800	11,068

Full House Resorts, Inc.
8.575% due 01/31/2024		$688	678
9.738% due 02/02/2024		58	57

General Electric Co.
5.000% due 01/21/2021 •(j)		1,343	1,303
5.875% due 01/14/2038		22	26
6.150% due 08/07/2037		82	98
6.875% due 01/10/2039		16	21

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		57	60

Greene King Finance PLC
5.702% due 12/15/2034	GBP	350	351

HCA, Inc.
7.500% due 11/15/2095		$4,800	5,160

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		58	60

Horizon Pharma USA, Inc.
5.500% due 08/01/2027		210	216

Huntsman International LLC
4.500% due 05/01/2029		27	28

iHeartCommunications, Inc.
6.375% due 05/01/2026		2,763	2,949
8.375% due 05/01/2027		4,952	5,237

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	500	560

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		300	332

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$974	974

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		718	709

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		$196	$177

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		2,220	2,056
8.000% due 02/15/2024		156	162
8.500% due 10/15/2024		1,828	1,833
9.750% due 07/15/2025		517	538

Intelsat Luxembourg S.A.
7.750% due 06/01/2021		20,100	19,396
8.125% due 06/01/2023 (n)		1,939	1,575

Kinder Morgan, Inc.
7.750% due 01/15/2032 (n)		3,100	4,255
7.800% due 08/01/2031 (n)		6,000	8,109

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (n)		2,142	1,248

Melco Resorts Finance Ltd.
5.250% due 04/26/2026		1,100	1,128
5.625% due 07/17/2027		800	828

Metinvest BV
8.500% due 04/23/2026		620	661

MGM China Holdings Ltd.
5.375% due 05/15/2024		300	311

Micron Technology, Inc.
5.327% due 02/06/2029		330	351

Netflix, Inc.
3.875% due 11/15/2029	EUR	1,333	1,588
4.625% due 05/15/2029		500	628
5.375% due 11/15/2029		$214	226

Norbord, Inc.
5.750% due 07/15/2027		13	13

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/30/2019 (h)(j)		536	8
0.000% due 09/02/2019 (h)(j)		744	11

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		3,923	3,845

Outfront Media Capital LLC
5.000% due 08/15/2027		25	25

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		258	235

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023 (n)		902	937
5.500% due 02/15/2024		401	434

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		200	210

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	400	394
4.750% due 02/26/2029		3,519	3,798
4.875% due 02/21/2028 (n)		7,947	8,751
6.500% due 03/13/2027 (n)		$11,220	11,155
6.750% due 09/21/2047		90	82

PetSmart, Inc.
5.875% due 06/01/2025		167	166

Platin GmbH
6.875% due 06/15/2023	EUR	900	1,013

Prime Security Services Borrower LLC
9.250% due 05/15/2023		$926	975

QVC, Inc.
5.450% due 08/15/2034		1,650	1,624
5.950% due 03/15/2043		6,770	6,572

Radiate Holdco LLC
6.875% due 02/15/2023		130	133

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	400	477

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,500	2,347

Sands China Ltd.
4.600% due 08/08/2023		$400	426
5.125% due 08/08/2025		400	441
5.400% due 08/08/2028		5,969	6,717

Scripps Escrow, Inc.
5.875% due 07/15/2027		13	13

Select Medical Corp.
6.250% due 08/15/2026 (c)		63	64

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoftBank Group Corp.
4.000% due 04/20/2023	EUR	5,360	$6,506

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		$999	1,032

Spirit Issuer PLC
3.474% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,855	2,228

Staples, Inc.
7.500% due 04/15/2026		$264	271
10.750% due 04/15/2027		119	123

Syngenta Finance NV
4.892% due 04/24/2025		200	210
5.182% due 04/24/2028		200	210

T-Mobile USA, Inc.
4.750% due 02/01/2028		13	13

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		744	672

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	100	109
2.200% due 07/21/2021		$360	339
2.800% due 07/21/2023		3,710	3,225
3.250% due 04/15/2022 (n)	EUR	700	748

Topaz Solar Farms LLC
4.875% due 09/30/2039		$3,614	3,644
5.750% due 09/30/2039		8,260	8,849

Transocean Pontus Ltd.
6.125% due 08/01/2025		284	293

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		157	155

Triumph Group, Inc.
4.875% due 04/01/2021		241	239
5.250% due 06/01/2022		51	51

Trivium Packaging Finance BV
3.750% due 08/15/2026 (c)	EUR	141	162
5.500% due 08/15/2026 (c)		$260	269
8.500% due 08/15/2027 (c)		200	211

United Group BV
4.375% due 07/01/2022	EUR	7,600	8,630
4.875% due 07/01/2024		200	231

Univision Communications, Inc.
5.125% due 05/15/2023		$56	56
5.125% due 02/15/2025		100	98

Vale Overseas Ltd.
6.250% due 08/10/2026		345	390
6.875% due 11/21/2036		120	146
6.875% due 11/10/2039		90	111

ViaSat, Inc.
5.625% due 09/15/2025		178	178
5.625% due 04/15/2027		128	134

Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	1,180	1,491
5.500% due 05/15/2029		$300	308

VOC Escrow Ltd.
5.000% due 02/15/2028		57	58

Wind Tre SpA
2.625% due 01/20/2023	EUR	300	337
2.750% due 01/20/2024 •		400	440
3.125% due 01/20/2025 (n)		200	224

Wyndham Destinations, Inc.
3.900% due 03/01/2023		$155	157
4.250% due 03/01/2022		12	12
5.400% due 04/01/2024		20	21
5.750% due 04/01/2027		1,785	1,905

Wynn Macau Ltd.
5.500% due 10/01/2027		200	202

			348,889

UTILITIES 8.0%

DTEK Finance PLC (10.750% Cash and 0.000% PIK)
10.750% due 12/31/2024 (d)		8,889	9,336

Edison International
2.400% due 09/15/2022		126	123
2.950% due 03/15/2023		11	11
5.750% due 06/15/2027		111	124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Frontier Communications Corp.
8.000% due 04/01/2027		$226	$236

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		15,327	16,173

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		122	121

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (d)		312	197

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		5,206	5,128

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (d)		7,694	2,270

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		766	751
2.950% due 03/01/2026 ^(e)		1,422	1,372
3.250% due 09/15/2021 ^(e)		180	177
3.250% due 06/15/2023 ^(e)		1,288	1,269
3.300% due 03/15/2027 ^(e)		1,360	1,319
3.300% due 12/01/2027 ^(e)		2,610	2,519
3.400% due 08/15/2024 ^(e)		710	714
3.500% due 10/01/2020 ^(e)(n)		2,394	2,376
3.500% due 06/15/2025 ^(e)		1,489	1,482
3.750% due 02/15/2024 ^(e)		443	451
3.750% due 08/15/2042 ^(e)		46	42
3.850% due 11/15/2023 ^(e)		147	149
4.000% due 12/01/2046 ^(e)		6	6
4.250% due 05/15/2021 ^(e)		507	504
4.250% due 08/01/2023 ^(e)		2,596	2,687
4.300% due 03/15/2045 ^(e)		57	55
4.500% due 12/15/2041 ^(e)		65	65
4.600% due 06/15/2043 ^(e)		36	36
4.650% due 08/01/2028 ^(e)		1,989	2,103
4.750% due 02/15/2044 ^(e)		1,650	1,706
5.125% due 11/15/2043 ^(e)		2,822	2,970
5.400% due 01/15/2040 ^(e)		36	39
5.800% due 03/01/2037 ^(e)		7,084	7,970
6.050% due 03/01/2034 ^(e)		4,549	5,243
6.250% due 03/01/2039 ^(e)		1,376	1,582
6.350% due 02/15/2038 ^(e)		1,751	2,031

Petrobras Global Finance BV
5.750% due 02/01/2029		518	558
5.999% due 01/27/2028		158	173
6.250% due 12/14/2026 (n)	GBP	6,100	8,711
6.625% due 01/16/2034		800	1,138
7.375% due 01/17/2027		$1,362	1,615

Plains All American Pipeline LP
6.650% due 01/15/2037		150	179

Rio Oil Finance Trust
8.200% due 04/06/2028		4,060	4,638
9.250% due 07/06/2024 (n)		3,929	4,420
9.250% due 07/06/2024		3,738	4,205
9.750% due 01/06/2027		531	621

Southern California Edison Co.
3.650% due 03/01/2028		11	12
5.750% due 04/01/2035		22	26
6.000% due 01/15/2034		4	5
6.650% due 04/01/2029		82	99

Sprint Corp.
7.250% due 09/15/2021		740	796

Talen Energy Supply LLC
6.625% due 01/15/2028		64	62

Transocean Phoenix Ltd.
7.750% due 10/15/2024		2,183	2,335

Transocean Poseidon Ltd.
6.875% due 02/01/2027		238	255

Transocean Proteus Ltd.
6.250% due 12/01/2024		300	313

Transocean Sentry Ltd.
5.375% due 05/15/2023		100	100

			103,598

Total Corporate Bonds & Notes (Cost $739,461)			762,416

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	25

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

Caesars Entertainment Corp.
5.000% due 10/01/2024	$1,050	$1,812

DISH Network Corp.
3.375% due 08/15/2026	5,900	5,421

Total Convertible Bonds & Notes (Cost $7,859)		7,233

MUNICIPAL BONDS & NOTES 4.6%

CALIFORNIA 0.9%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	3,425	3,633

Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	8,500	8,579

		12,212

ILLINOIS 2.3%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	23,700	27,666

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	100	119
7.750% due 01/01/2042	51	57

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	200	223

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	60	70
7.350% due 07/01/2035	40	48

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033 (n)	1,035	1,070

		29,253

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	445	452

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,865	1,875

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,360	1,291

WEST VIRGINIA 1.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	78,700	4,780
7.467% due 06/01/2047	10,115	10,218

		14,998

Total Municipal Bonds & Notes (Cost $54,403)		60,081

U.S. GOVERNMENT AGENCIES 3.5%

Fannie Mae
3.000% due 01/25/2042 (a)	857	52
3.500% due 02/25/2033 (a)	2,216	252
3.834% due 07/25/2040 •(a)	867	77
5.816% due 07/25/2029 •	1,490	1,575
8.016% due 07/25/2029 •	2,010	2,404

Freddie Mac
0.000% due 02/25/2046 (b)(h)	12,790	11,552

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.100% due 02/25/2046 (a)	$154,775	$176
2.553% due 11/25/2055 «~	14,313	8,631
3.525% due 07/15/2039 (n)	2,207	2,328
4.619% due 03/15/2044 •(n)	1,822	2,174
4.706% due 02/15/2034 •(a)	1,806	316
5.594% due 02/15/2036 •(n)	5,228	6,562
9.816% due 12/25/2027 •	4,424	5,421
13.016% due 03/25/2025 •	2,314	3,121

Ginnie Mae
3.000% due 12/20/2042 (a)	74	6
3.500% due 09/16/2041 - 06/20/2042 (a)	1,282	143
4.479% due 01/20/2042 •(a)	1,999	337

Total U.S. Government Agencies (Cost $41,736)		45,127

NON-AGENCY MORTGAGE-BACKED SECURITIES 17.5%

Adjustable Rate Mortgage Trust
2.606% due 05/25/2036 •	1,755	991
3.416% due 01/25/2035 •	4,730	4,347

Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	172	170
6.000% due 04/25/2036 ^	2,821	2,872

Banc of America Funding Trust
5.500% due 01/25/2036	221	197
6.000% due 07/25/2037 ^	556	536

BCAP LLC Trust
3.949% due 07/26/2037 ~	105	2
3.958% due 03/27/2036 ~	3,980	3,523
4.892% due 03/26/2037 þ	1,480	1,723
7.000% due 12/26/2036 ~	4,159	3,960

Bear Stearns ALT-A Trust
3.982% due 11/25/2036 ^~	689	575
3.996% due 08/25/2046 ~	4,120	3,988
4.016% due 08/25/2036 ^~	2,910	1,980
4.253% due 09/25/2035 ^~	924	767
4.674% due 11/25/2034 ~	231	231

Bear Stearns Commercial Mortgage Securities Trust
5.728% due 04/12/2038 ~	370	375

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	1,516	1,454

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	9	6

CD Mortgage Trust
5.688% due 10/15/2048	12,598	6,551

Chase Mortgage Finance Trust
4.265% due 12/25/2035 ^~	16	16
6.000% due 02/25/2037 ^	1,704	1,205
6.000% due 03/25/2037 ^	419	325
6.000% due 07/25/2037 ^	1,460	1,093

Citigroup Commercial Mortgage Trust
5.590% due 12/10/2049 ~	642	424

Citigroup Mortgage Loan Trust
4.314% due 11/25/2035 ~	17,778	14,048
4.533% due 03/25/2037 ^~	662	659
4.585% due 04/25/2037 ^~	2,960	2,648
6.000% due 11/25/2036 ~	13,701	11,418

CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037 ^	2,435	2,376

Commercial Mortgage Loan Trust
6.036% due 12/10/2049 ~	4,297	2,819

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	1,987	1,568

Countrywide Alternative Loan Trust
2.482% due 03/20/2046 •	4,844	4,519
2.806% due 08/25/2035 •	314	217
2.984% due 04/25/2037 ^•(a)	20,913	3,963
3.981% due 06/25/2037 ~	2,799	2,653
5.250% due 05/25/2021 ^	9	9
5.500% due 03/25/2035	533	387
5.500% due 09/25/2035 ^	4,746	4,355
5.750% due 01/25/2035	526	538
5.750% due 02/25/2035	624	601
6.000% due 02/25/2035	724	713
6.000% due 04/25/2036	1,705	1,150

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 05/25/2036 ^		$1,946	$1,486
6.000% due 02/25/2037 ^		682	431
6.000% due 02/25/2037		2,230	1,849
6.000% due 04/25/2037 ^		6,287	4,493
6.000% due 08/25/2037 ^•		9,240	7,503
6.250% due 10/25/2036 ^		2,426	2,073
6.250% due 12/25/2036 ^•		3,309	2,369
6.500% due 08/25/2036 ^		850	526
6.500% due 09/25/2036 ^		415	335
13.325% due 02/25/2036 •		1,665	2,176

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/2037 ^		660	526
6.000% due 04/25/2036 ^		407	357

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		1,443	1,112

Eurosail PLC
2.139% due 06/13/2045 •	GBP	4,487	4,147
4.789% due 06/13/2045 •		1,394	1,471

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~		$9,600	9,390

GS Mortgage Securities Trust
5.622% due 11/10/2039		1,306	1,155

GSR Mortgage Loan Trust
4.431% due 03/25/2037 ^~		2,573	2,294
4.470% due 11/25/2035 ^~		1,355	1,287
5.500% due 05/25/2036 ^		168	267

HomeBanc Mortgage Trust
3.066% due 03/25/2035 •		191	186

IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		6,598	3,884

JPMorgan Alternative Loan Trust
3.841% due 03/25/2037 ~		7,717	7,527

JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		2,034	2,407
5.623% due 05/12/2045		1,726	1,012

JPMorgan Mortgage Trust
4.236% due 02/25/2036 ^~		1,511	1,258
4.325% due 01/25/2037 ^~		969	931
4.455% due 10/25/2035 ~		41	40
4.464% due 06/25/2036 ^~		830	740

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		5,811	4,154

Lehman Mortgage Trust
6.000% due 07/25/2037 ^		196	185
16.962% due 11/25/2035 ^•		249	343

Lehman XS Trust
2.486% due 06/25/2047 •		3,032	2,764

MASTR Alternative Loan Trust
6.750% due 07/25/2036		3,405	2,261

Merrill Lynch Mortgage Investors Trust
4.350% due 03/25/2036 ^~		3,324	2,411

Motel 6 Trust
9.252% due 08/15/2019 •		13,418	13,622

RBSSP Resecuritization Trust
2.486% due 10/27/2036 •		3,609	736
2.644% due 08/27/2037 •		8,000	3,562

Residential Accredit Loans, Inc. Trust
2.456% due 08/25/2036 •		942	889
2.496% due 05/25/2037 ^•		267	191
6.000% due 08/25/2036 ^		620	578
6.000% due 05/25/2037 ^		2,053	1,906

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		397	277
6.000% due 02/25/2037 ^		1,868	1,348
6.250% due 09/25/2037 ^		4,921	3,043

Residential Funding Mortgage Securities, Inc. Trust
4.629% due 02/25/2037 ~		2,617	2,220

Structured Adjustable Rate Mortgage Loan Trust
4.173% due 07/25/2036 ^~		752	583
4.231% due 01/25/2036 ^~		6,382	4,783
4.243% due 07/25/2035 ^~		1,844	1,744
4.278% due 11/25/2036 ^~		3,898	3,636

Structured Asset Mortgage Investments Trust
2.386% due 08/25/2036 •		180	169

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SunTrust Adjustable Rate Mortgage Loan Trust
4.691% due 02/25/2037 ^~		$510	$486
4.709% due 04/25/2037 ^~		546	462
4.758% due 02/25/2037 ^~		5,864	5,694

WaMu Mortgage Pass-Through Certificates Trust
3.588% due 07/25/2037 ^~		703	642
3.850% due 10/25/2036 ^~		1,542	1,432
3.887% due 02/25/2037 ^~		1,055	1,024
3.995% due 07/25/2037 ^~		1,707	1,615

Washington Mutual Mortgage Pass-Through Certificates Trust
3.349% due 05/25/2047 ^•		201	34
6.000% due 10/25/2035 ^		1,552	1,269
6.000% due 03/25/2036 ^		1,989	2,060
6.000% due 02/25/2037		5,050	4,593

Total Non-Agency Mortgage-Backed Securities (Cost $208,295)			225,900

ASSET-BACKED SECURITIES 19.8%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,499

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.616% due 03/25/2033 •		$69	70

Apidos CLO
0.000% due 01/20/2031 ~		8,800	7,161

Bear Stearns Asset-Backed Securities Trust
2.666% due 04/25/2037 •		14,354	11,649

Belle Haven ABS CDO Ltd.
2.539% due 07/05/2046 •		324,260	584

BlueMountain CLO Ltd.
7.753% due 04/13/2027 •		1,000	998

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		6,000	4,176

Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(h)		14	6,674

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,100	2,046
0.000% due 10/22/2031 ~		3,000	1,552

Citigroup Mortgage Loan Trust
2.426% due 12/25/2036 •		6,436	4,357
2.666% due 11/25/2046 •		6,248	6,160

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,854
3.600% due 11/27/2028		1,197	1,327
4.500% due 11/27/2028		1,047	1,161
6.200% due 11/27/2028		1,296	1,437

Countrywide Asset-Backed Certificates
2.436% due 03/25/2037 •		$2,377	2,239
2.466% due 06/25/2047 •		15,507	13,837
2.576% due 09/25/2037 ^•		17,989	13,222
4.741% due 08/25/2033 •		307	311

Credit-Based Asset Servicing & Securitization LLC
3.636% due 12/25/2035 ^þ		28	29

First Franklin Mortgage Loan Trust
2.426% due 10/25/2036 •		4,566	3,633

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		16	2,284

Fremont Home Loan Trust
2.416% due 01/25/2037 •		6,628	3,896
2.586% due 02/25/2036 •		12,563	7,400

Glacier Funding CDO Ltd.
2.835% due 08/04/2035 •		7,822	1,919

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	750	514

Home Equity Mortgage Loan Asset-Backed Trust
2.426% due 07/25/2037 •		$3,233	2,213

Hyundai Auto Receivables Trust
1.000% due 12/15/2022 «		7,010	5,612

JPMorgan Mortgage Acquisition Trust
5.830% due 07/25/2036 ^þ		127	65

Lehman XS Trust
6.290% due 06/24/2046 þ		2,594	2,584

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LNR CDO Ltd.
2.759% due 02/28/2043 •		$6,548	$2,746

Long Beach Mortgage Loan Trust
2.566% due 01/25/2036 •		6,961	6,618

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		15	6,202

Merrill Lynch Mortgage Investors Trust
5.895% due 03/25/2037 þ		6,945	1,952

Morgan Stanley ABS Capital, Inc. Trust
2.416% due 10/25/2036 •		7,466	4,632

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		1,196	814

N-Star REL CDO Ltd.
2.940% due 02/01/2041 •		1,100	1,068

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.241% due 07/25/2035 •		6,000	5,582

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		11,519	5,191
7.238% due 09/25/2037 ^þ		9,184	5,304

Residential Asset Securities Corp. Trust
2.846% due 08/25/2034 •		8,169	7,381

Securitized Asset-Backed Receivables LLC Trust
2.546% due 03/25/2036 •		10,833	8,564

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		8	7,999

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		7	4,557

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		3	2,536
0.000% due 10/15/2048 «(h)		3	2,874

SoFi Consumer Loan Program LLC
0.000% due 11/25/2026 «(h)		96	5,904

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		7,500	3,133
0.000% due 07/25/2040 «(h)		38	1,844
0.000% due 09/25/2040 (h)		3,226	1,802

South Coast Funding Ltd.
3.145% due 08/10/2038 •		19,876	3,717

Symphony CLO Ltd.
6.903% due 07/14/2026 •		3,600	3,434
7.203% due 10/15/2025 •		1,400	1,364

Taberna Preferred Funding Ltd.
2.925% due 12/05/2036 •		11,329	10,012
2.940% due 08/05/2036 •		543	485
2.940% due 08/05/2036 ^•		10,514	9,396
2.965% due 02/05/2036 •		5,293	4,783

Tropic CDO Ltd.
3.203% due 04/15/2034 •		25,000	22,719

Total Asset-Backed Securities (Cost $256,403)			256,076

SOVEREIGN ISSUES 6.3%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	300	269
3.380% due 12/31/2038 þ		7,755	5,059
3.875% due 01/15/2022		300	280
5.250% due 01/15/2028		200	166
6.250% due 11/09/2047		100	82
7.820% due 12/31/2033		19,140	18,074
51.264% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	121,504	2,416
51.603% (BADLARPP) due 10/04/2022 ~(a)		106	3
53.531% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		2,400	52
61.675% due 06/21/2020 ~(a)		234,539	5,230

Autonomous City of Buenos Aires Argentina
52.508% due 03/29/2024 •(a)		191,280	3,526

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	2,650	3,170
4.950% due 02/11/2020		50	57

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Export-Credit Bank of Turkey
8.250% due 01/24/2024		$200	$211

Ghana Government International Bond
10.750% due 10/14/2030		800	1,017

Peru Government International Bond
5.400% due 08/12/2034	PEN	196	63
5.700% due 08/12/2024		209	70
5.940% due 02/12/2029		7,574	2,564
6.150% due 08/12/2032		388	134
6.350% due 08/12/2028		11,063	3,842
6.900% due 08/12/2037		118	44
6.950% due 08/12/2031		1,725	638
8.200% due 08/12/2026		3,537	1,344

Provincia de Buenos Aires
53.017% due 04/12/2025 ~(a)	ARS	728,240	12,563

Turkey Government International Bond
3.250% due 06/14/2025	EUR	200	215
4.625% due 03/31/2025		3,600	4,140
5.200% due 02/16/2026		1,200	1,391
7.625% due 04/26/2029 (n)		$4,000	4,209

Ukraine Government International Bond
7.750% due 09/01/2022		9,800	10,437

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		490	80
8.250% due 10/13/2024 ^(e)		70	11
9.250% due 09/15/2027 ^(e)		598	97

Total Sovereign Issues (Cost $98,634)			81,454

		SHARES
COMMON STOCKS 1.1%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (f)		1,167,686	3,538

iHeartMedia, Inc.		872	13

iHeartMedia, Inc. ‘A’ (f)		64,921	971

			4,522

CONSUMER DISCRETIONARY 0.7%

Caesars Entertainment Corp. (f)		754,964	8,939

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(l)		64,837	126

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(l)		45,070	654

Total Common Stocks (Cost $19,008)			14,241

WARRANTS 0.7%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.		422,815	6,325

INDUSTRIALS 0.2%

Sequa Corp. - Exp. 04/28/2024 «		1,355,000	2,513

Total Warrants (Cost $8,503)			8,838

PREFERRED SECURITIES 4.6%

BANKING & FINANCE 1.7%

Nationwide Building Society
10.250% ~		119,250	22,333

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	27

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

		SHARES	MARKET VALUE (000S)
INDUSTRIALS 2.9%

Sequa Corp.
9.000% «		30,627	$36,716

Total Preferred Securities (Cost $50,363)			59,049

REAL ESTATE INVESTMENT TRUSTS 1.4%

REAL ESTATE 1.4%

VICI Properties, Inc.		858,541	18,321

Total Real Estate Investment Trusts (Cost $10,754)			18,321

SHORT-TERM INSTRUMENTS 5.1%

REPURCHASE AGREEMENTS (m) 3.4%
			43,400

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.3%
52.168% due 09/13/2019 - 05/29/2020 (g)(h)	ARS	139,754	3,304

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.4%
2.126% due 08/20/2019 (h)(i)(p)(r)	$18,270	$18,251

Total Short-Term Instruments (Cost $65,090)		64,955

Total Investments in Securities (Cost $1,706,848)		1,744,476

Total Investments 135.1% (Cost $1,706,848)		$1,744,476

Financial Derivative Instruments (o)(q) 0.3% (Cost or Premiums, net $(7,031))		4,437

Auction Rate Preferred Shares (16.5)%		(212,650)

Other Assets and Liabilities, net (18.9)%		(245,030)

Net Assets Applicable to Common Shareholders 100.0%		$1,291,233

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)   RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	$ 2,472	$126	0.01%
Westmoreland Mining Holdings LLC	07/29/2015 - 03/26/2019	1,172	654	0.05

		$ 3,644	$780	0.06%

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.340%	07/31/2019	08/01/2019	$6,500	U.S. Treasury Bonds 3.000% due 05/15/2042	$(6,693)	$6,500	$6,500
CSN	2.600	07/31/2019	08/01/2019	11,500	U.S. Treasury Notes 1.875% - 2.250% due 02/28/2022 - 08/15/2027	(11,767)	11,500	11,501
RDR	2.650	07/31/2019	08/01/2019	25,400	U.S. Treasury Notes 1.125% - 2.750% due 09/30/2021 - 08/31/2023	(25,942)	25,400	25,402

Total Repurchase Agreements						$(44,402)	$43,400	$43,403

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	(0.500)%	07/11/2019	TBD	(3)		$(1,042)	$(1,042)
	1.400	07/11/2019	TBD	(3)		(1,874)	(1,876)
	1.400	07/11/2019	TBD	(3)		(758)	(759)
	1.700	06/14/2019	TBD	(3)		(3,892)	(3,901)
	2.250	07/24/2019	TBD	(3)		(2,570)	(2,571)
BOS	2.590	07/15/2019	08/13/2019			(10,236)	(10,249)
BPS	(0.250)	05/14/2019	08/14/2019		EUR	(164)	(182)
	(0.150)	05/14/2019	08/14/2019			(1,198)	(1,326)
	2.600	07/16/2019	08/16/2019			$(902)	(903)
	2.780	07/31/2019	10/31/2019			(9,148)	(9,149)
	2.800	07/16/2019	08/16/2019			(4,815)	(4,821)
	2.930	07/15/2019	08/13/2019			(1,430)	(1,432)
	2.930	08/01/2019	08/13/2019			(409)	(409)
	2.970	07/10/2019	08/09/2019			(1,825)	(1,828)
BRC	1.000	05/14/2019	TBD	(3)		(1,356)	(1,359)
	2.350	12/24/2018	TBD	(3)		(102)	(103)
CIW	2.500	08/02/2019	08/30/2019			(38,243)	(38,243)
	2.600	07/23/2019	08/22/2019			(20,241)	(20,254)
	2.730	07/05/2019	08/02/2019			(39,131)	(39,211)
	2.730	07/22/2019	08/02/2019			(143)	(143)
JML	(0.320)	07/18/2019	09/03/2019		EUR	(4,544)	(5,030)
	(0.300)	05/14/2019	08/12/2019			(613)	(678)
	(0.140)	07/22/2019	09/17/2019			(1,698)	(1,880)
	0.900	05/14/2019	08/12/2019		GBP	(1,672)	(2,037)
	0.950	05/14/2019	08/12/2019			(10,742)	(13,091)
	0.950	06/04/2019	09/03/2019			(11,349)	(13,823)
	0.950	07/31/2019	08/14/2019			(8,459)	(10,288)
MEI	2.670	07/31/2019	08/29/2019			$(3,719)	(3,719)
NOM	2.800	07/31/2019	08/14/2019			(11,828)	(11,829)
RDR	2.510	07/26/2019	08/26/2019			(1,124)	(1,124)
	2.800	05/08/2019	08/08/2019			(5,189)	(5,223)
SOG	2.930	07/31/2019	08/30/2019			(4,391)	(4,391)
UBS	(0.250)	06/10/2019	09/10/2019		EUR	(16,634)	(18,407)
	0.950	06/10/2019	09/10/2019		GBP	(5,939)	(7,233)
	2.650	06/11/2019	09/10/2019			$(3,736)	(3,750)
	2.650	07/12/2019	08/13/2019			(11,545)	(11,562)
	2.700	06/04/2019	09/04/2019			(15,267)	(15,333)
	2.810	07/08/2019	08/08/2019			(4,299)	(4,307)
	2.950	06/04/2019	09/04/2019			(2,820)	(2,833)
	2.950	06/11/2019	09/04/2019			(2,684)	(2,695)
	3.010	05/07/2019	08/07/2019			(10,776)	(10,853)
	3.050	06/04/2019	09/04/2019			(4,932)	(4,956)
	3.070	05/14/2019	08/14/2019			(9,379)	(9,442)

Total Reverse Repurchase Agreements							$(304,245)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	29

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(10,149)	$0	$(10,149)	$10,783	$634
BOS	6,500	(10,249)	0	(3,749)	4,371	622
BPS	0	(20,050)	0	(20,050)	22,226	2,176
BRC	0	(1,462)	0	(1,462)	1,667	205
CIW	0	(97,851)	0	(97,851)	63,082	(34,769)
CSN	11,501	0	0	11,501	(11,767)	(266)
JML	0	(46,827)	0	(46,827)	54,271	7,444
MEI	0	(3,719)	0	(3,719)	4,209	490
NOM	0	(11,829)	0	(11,829)	12,312	483
RDR	25,402	(6,347)	0	19,055	(19,403)	(348)
SOG	0	(4,391)	0	(4,391)	4,866	475
UBS	0	(91,371)	0	(91,371)	101,226	9,855

Total Borrowings and Other Financing Transactions	$43,403	$(304,245)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(154,925)	$(75,941)	$(19,717)	$(250,583)
Municipal Bonds & Notes	0	0	0	(1,042)	(1,042)
U.S. Government Agencies	0	(10,249)	0	0	(10,249)
Sovereign Issues	0	(3,719)	0	0	(3,719)

Total Borrowings	$0	$(168,893)	$(75,941)	$(20,759)	$(265,593)

Payable for reverse repurchase agreements(5)					$(265,593)

(n)	Securities with an aggregate market value of $295,116 have been pledged as collateral under the terms of the above master agreements as of July 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended July 31, 2019 was $(219,428) at a weighted average interest rate of 2.062%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(38,652) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	57.963%	$	17,570	$(724)	$(4,587)	$(5,311)	$0	$(175)
Frontier Communications Corp.	5.000	Quarterly	06/20/2022	39.005		1,000	(135)	(259)	(394)	0	(6)
General Electric Co.	1.000	Quarterly	12/20/2023	0.654		300	(19)	24	5	0	0

							$(878)	$(4,822)	$(5,700)	$0	$(181)

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$16,830	$1,096	$271	$1,367	$0	$(38)
CDX.IG-28 5-Year Index	1.000	Quarterly	06/20/2022	1,700	28	6	34	0	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	1,300	13	17	30	0	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	12,700	236	53	289	0	(5)

					$1,373	$347	$1,720	$0	$(43)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2022	$	428,600	$(13,588)	$(423)	$(14,011)	$400	$0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		110,000	4,029	(4,737)	(708)	37	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		90,000	800	(4,406)	(3,606)	9	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		145,380	9,193	(1,656)	7,537	85	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		44,400	2,099	(969)	1,130	52	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		73,900	530	2,929	3,459	149	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		263,700	13,372	11,911	25,283	753	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		305,100	(9,953)	90,729	80,776	2,835	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		470,100	18,002	(51,059)	(33,057)	0	(4,562)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		20,700	(83)	(234)	(317)	0	(207)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		9,800	(29)	(120)	(149)	0	(100)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	13,400	332	958	1,290	21	0
Receive(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029	EUR	38,000	(336)	(2,760)	(3,096)	0	(165)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		4,100	(81)	(124)	(205)	0	(18)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	68,700	(499)	(4,690)	(5,189)	0	(263)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		7,800	125	(1,183)	(1,058)	0	(76)

							$23,913	$34,166	$58,079	$4,341	$(5,391)

Total Swap Agreements							$24,408	$29,691	$54,099	$4,341	$(5,615)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$4,341	$4,341	$0	$0	$(5,615)	$(5,615)

(p)

Securities with an aggregate market value of $1,953 and cash of $28,617 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	31

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2019	EUR	574		$645	$10	$0
	08/2019		$99,930	EUR	89,671	0	(664)
	09/2019	EUR	89,671		$100,185	666	0

BPS	08/2019	ARS	867,895		19,446	0	(187)
	08/2019	BRL	961		255	3	0
	08/2019	GBP	115,688		146,915	6,227	0
	08/2019		$255	BRL	961	0	(3)
	08/2019		938	EUR	822	0	(28)
	08/2019		6,837	GBP	5,422	0	(244)
	09/2019	PEN	6,366		$1,926	3	0

BRC	09/2019	GBP	5,898		7,179	0	(4)

CBK	08/2019	EUR	94,447		107,608	3,055	0
	08/2019	GBP	5,898		7,183	10	0
	08/2019		$9,298	EUR	8,262	0	(152)
	08/2019		2,133	RUB	140,329	68	0
	09/2019	PEN	170		$51	0	(1)
	09/2019		$7,189	GBP	5,898	0	(5)

DUB	08/2019	PEN	193		$58	0	0
	09/2019		434		131	0	0

HUS	08/2019		130		39	0	0

JPM	09/2019		$2,909	GBP	2,387	0	(2)
	10/2019	MXN	231,978		$12,045	74	0
	10/2019		$11,841	MXN	231,978	129	0
	01/2020		11,841		231,978	0	(67)

MYI	08/2019		135,955	GBP	110,266	0	(1,860)
	09/2019	GBP	110,266		$136,161	1,856	0

RYL	08/2019	EUR	3,734		4,201	67	0

SCX	08/2019	BRL	961		255	3	0
	08/2019		$254	BRL	961	0	(3)
	09/2019	BRL	961		$254	3	0
	10/2019		$10,810	RUB	689,379	0	(87)

SSB	08/2019	AUD	385		$269	6	0

Total Forward Foreign Currency Contracts						$12,180	$(3,307)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.731%	$	1,800	$(352)	$289	$0	$(63)

BRC	Springleaf Finance Corp.	5.000	Quarterly	12/20/2021	0.769		2,700	(40)	323	283	0
	Ukraine Government International Bond	5.000	Quarterly	12/20/2022	4.096		16,900	1,036	(471)	565	0

DUB	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	2.705		100	(9)	5	0	(4)

GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.338		20	(3)	3	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.731		2,400	(476)	391	0	(85)

HUS	Brazil Government International Bond	1.000	Quarterly	09/20/2019	0.326		9,200	15	5	20	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.161		500	(41)	43	2	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.338		60	(9)	10	1	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.731		3,000	(623)	517	0	(106)

JPM	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.461		1,300	(149)	160	11	0
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	0.899		6,570	620	172	792	0

MYC	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.161		14,500	(1,342)	1,407	65	0

UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	0.918		1,900	111	(31)	80	0

								$(1,262)	$2,823	$1,819	$(258)

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$53,292	$(10,905)	$7,048	$0	$(3,857)

GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	20,048	(952)	(144)	0	(1,096)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	3,744	(796)	525	0	(271)

MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	51,581	(10,429)	6,695	0	(3,734)

MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	56,153	(7,160)	3,095	0	(4,065)

						$(30,242)	$17,219	$0	$(13,023)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$600,000	$67	$8,232	$8,299	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FBF	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	12/20/2019	$800	$(2)	$3	$1	$0

Total Swap Agreements								$(31,439)	$28,277	$10,119	$(13,281)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$676	$0	$0	$676	$(664)	$0	$0	$(664)	$12	$0	$12
BPS	6,233	0	0	6,233	(462)	0	(63)	(525)	5,708	(5,970)	(262)
BRC	0	0	848	848	(4)	0	(3,857)	(3,861)	(3,019)	3,234	215
CBK	3,133	0	0	3,133	(158)	0	0	(158)	2,975	(2,230)	745
DUB	0	0	8,299	8,299	0	0	(4)	(4)	8,295	(10,110)	(1,815)
FBF	0	0	1	1	0	0	0	0	1	0	1
GST	0	0	0	0	0	0	(1,452)	(1,452)	(1,457)	1,951	494
HUS	0	0	23	23	0	0	(106)	(106)	(83)	125	42
JPM	203	0	803	1,006	(69)	0	0	(69)	937	(880)	57
MEI	0	0	0	0	0	0	(3,734)	(3,734)	(3,739)	3,836	97
MYC	0	0	65	65	0	0	(4,065)	(4,065)	(4,005)	3,814	(191)
MYI	1,856	0	0	1,856	(1,860)	0	0	(1,860)	(4)	0	(4)
RYL	67	0	0	67	0	0	0	0	67	0	67
SCX	6	0	0	6	(90)	0	0	(90)	(84)	0	(84)
SSB	6	0	0	6	0	0	0	0	6	0	6
UAG	0	0	80	80	0	0	0	0	80	(280)	(200)

Total Over the Counter	$12,180	$0	$10,119	$22,299	$(3,307)	$0	$(13,281)	$(16,588)

(r)

Securities with an aggregate market value of $13,279 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	33

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$4,341	$4,341

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,180	$0	$12,180
Swap Agreements	0	1,819	0	0	8,300	10,119

	$0	$1,819	$0	$12,180	$8,300	$22,299

	$0	$1,819	$0	$12,180	$12,641	$26,640

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$224	$0	$0	$5,391	$5,615

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,307	$0	$3,307
Swap Agreements	0	13,281	0	0	0	13,281

	$0	$13,281	$0	$3,307	$0	$16,588

	$0	$13,505	$0	$3,307	$5,391	$22,203

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$5,417	$0	$0	$(488)	$4,929

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,695	$0	$16,695
Swap Agreements	0	9,073	0	0	9,235	18,308

	$0	$9,073	$0	$16,695	$9,235	$35,003

	$0	$14,490	$0	$16,695	$8,747	$39,932

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(8,161)	$0	$0	$(22,753)	$(30,914)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,963	$0	$7,963
Swap Agreements	0	(3,981)	0	0	9,271	5,290

	$0	$(3,981)	$0	$7,963	$9,271	$13,253

	$0	$(12,142)	$0	$7,963	$(13,482)	$(17,661)

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$131,614	$9,171	$140,785
Corporate Bonds & Notes
Banking & Finance	0	309,929	0	309,929
Industrials	0	348,889	0	348,889
Utilities	0	103,598	0	103,598
Convertible Bonds & Notes
Industrials	0	7,233	0	7,233
Municipal Bonds & Notes
California	0	12,212	0	12,212
Illinois	0	29,253	0	29,253
Iowa	0	452	0	452
Texas	0	1,875	0	1,875
Virginia	0	1,291	0	1,291
West Virginia	0	14,998	0	14,998
U.S. Government Agencies	0	36,496	8,631	45,127
Non-Agency Mortgage-Backed Securities	0	225,900	0	225,900
Asset-Backed Securities	0	209,590	46,486	256,076
Sovereign Issues	0	81,454	0	81,454
Common Stocks
Communication Services	4,509	13	0	4,522
Consumer Discretionary	8,939	0	0	8,939
Energy	0	126	0	126
Industrials	0	0	654	654
Warrants
Communication Services	0	6,325	0	6,325
Industrials	0	0	2,513	2,513
Preferred Securities
Banking & Finance	0	22,333	0	22,333
Industrials	0	0	36,716	36,716

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2019
Real Estate Investment Trusts
Real Estate	$18,321	$0	$0	$18,321
Short-Term Instruments
Repurchase Agreements	0	43,400	0	43,400
Argentina Treasury Bills	0	3,304	0	3,304
U.S. Treasury Bills	0	18,251	0	18,251

Total Investments	$31,769	$1,608,536	$104,171	$1,744,476

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4,341	0	4,341
Over the counter	0	22,219	80	22,299

	$0	$26,560	$80	$26,640

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(5,615)	0	(5,615)
Over the counter	0	(16,588)	0	(16,588)

	$0	$(22,203)	$0	$(22,203)

Total Financial Derivative Instruments	$0	$4,357	$80	$4,437

Totals	$31,769	$1,612,893	$104,251	$1,748,913

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2019:

Category and Subcategory	Beginning Balance at 07/31/2018	Net Purchases(1)	Net Sales/Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2019(2)
Investments in Securities, at Value
Loan Participations and Assignments	$13,878	$6,220	$(1,365)	$(55)	$1	$(2,001)	$0	$(7,507)	$9,171	$(1,842)
Corporate Bonds & Notes
Industrials	1,701	0	(8)	7	0	(9)	0	(1,691)	0	0
U.S. Government Agencies	8,706	0	(166)	237	61	(207)	0	0	8,631	(213)
Asset-Backed Securities	28,531	38,348	(7,010)	162	0	(8,610)	0	(4,935)	46,486	(7,860)
Common Stocks
Financials	5,221	0	(4,960)	0	519	(780)	0	0	0	0
Industrials	0	1,172	0	0	0	(518)	0	0	654	(518)
Warrants
Industrials	340	0	0	0	0	2,173	0	0	2,513	2,173
Preferred Securities
Industrials	25,299	2,186	0	1	0	9,230	0	0	36,716	9,230

	$83,676	$47,926	$(13,509)	$352	$581	$(722)	$0	$(14,133)	$104,171	$970

Financial Derivative Instruments - Assets
Over the counter	$80	$0	$0	$0	$0	$0	$0	$0	$80	$38

Totals	$83,756	$47,926	$(13,509)	$352	$581	$(722)	$0	$(14,133)	$104,251	$1,008

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	35

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

July 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$5,474	Proxy Pricing	Base Price	99.550-100.733
	3,697	Third Party Vendor	Broker Quote	78.500-101.125
U.S. Government Agencies	8,631	Proxy Pricing	Base Price	59.945
Asset-Backed Securities	46,486	Proxy Pricing	Base Price	80.141-93,753.211
Common Stocks
Industrials	654	Other Valuation Techniques(3)	—	—
Warrants
Industrials	2,513	Other Valuation Techniques(3)	—	—
Preferred Securities
Industrials	36,716	Fundamental Valuation	Company Equity Value	$892,210,966.000

Financial Derivative Instruments - Assets
Over the counter	80	Indicative Market Quotation	Broker Quote	3.637

Total	$104,251

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Corporate & Income Strategy Fund

July 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 9.2%

Advanz Pharma Corp.
7.825% (LIBOR03M + 5.500%) due 09/06/2024 ~	$4,742	$4,623

Alphabet Holding Co., Inc.
5.734% (LIBOR03M + 3.500%) due 09/26/2024 ~	98	93

Altice France S.A.
6.325% (LIBOR03M + 4.000%) due 08/14/2026 ~	298	295

Avantor, Inc.
5.234% (LIBOR03M + 3.000%) due 11/21/2024 ~	19	19

Bausch Health Cos., Inc.
5.129% (LIBOR03M + 2.750%) due 11/27/2025 ~	2	1

CenturyLink, Inc.
4.984% (LIBOR03M + 2.750%) due 01/31/2025 ~	346	345

Diamond Resorts Corp.
5.984% (LIBOR03M + 3.750%) due 09/02/2023 ~	560	534

Dubai World (2.500% Cash and 1.750% PIK)
4.250% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)	494	468

Emerald TopCo, Inc.
TBD% due 07/24/2026	107	107

Envision Healthcare Corp.
5.984% (LIBOR03M + 3.750%) due 10/10/2025 ~	6,948	5,986

Financial & Risk U.S. Holdings, Inc.
5.984% (LIBOR03M + 3.750%) due 10/01/2025 ~	691	691

Forbes Energy Services LLC (5.000% Cash and 11.000% PIK)
16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)	185	185

Frontier Communications Corp.
5.990% (LIBOR03M + 3.750%) due 06/15/2024 ~	589	584

iHeartCommunications, Inc.
6.579% (LIBOR03M + 4.000%) due 05/01/2026 ~	5,551	5,604

IRB Holding Corp.
5.550% - 5.556% (LIBOR03M + 3.250%) due 02/05/2025 ~	932	929

McDermott Technology Americas, Inc.
7.234% (LIBOR03M + 5.000%) due 05/09/2025 ~	1,045	1,000

Messer Industrie GmbH
4.830% (LIBOR03M + 2.500%) due 03/01/2026 ~	89	89

MH Sub LLC
5.984% (LIBOR03M + 3.750%) due 09/13/2024 ~	118	117

Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~	100	101

Nascar Holdings, Inc.
TBD% due 07/26/2026	72	72

NCI Building Systems, Inc.
6.119% (LIBOR03M + 3.750%) due 04/12/2025 ~	40	39

Neiman Marcus Group Ltd. LLC
8.380% (LIBOR03M + 6.000%) due 10/25/2023 ~	10,990	9,454
8.880% (LIBOR03M + 6.500%) due 10/25/2023 ~	6,694	5,786

Nestle Skin Health
TBD% due 07/16/2026	194	195

Ortho-Clinical Diagnostics S.A.
5.563% (LIBOR03M + 3.250%) due 06/30/2025 ~	580	565

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^(e)		$100	$98

Panther BF Aggregator LP
5.734% (LIBOR03M + 3.500%) due 04/30/2026 ~		60	60

Parexel International Corp.
4.984% (LIBOR03M + 2.750%) due 09/27/2024 ~		89	86

PetSmart, Inc.
6.380% (LIBOR03M + 4.000%) due 03/11/2022 ~		66	65

PG&E Corp.
TBD% due 04/16/2020		1,186	1,193

Sequa Mezzanine Holdings LLC
7.560% (LIBOR03M + 5.000%) due 11/28/2021 ~		216	213
11.266% (LIBOR03M + 9.000%) due 04/28/2022 ~		90	88

Sinclair Television Group, Inc.
TBD% due 07/17/2026		59	59

Sprint Communications, Inc.
4.750% (LIBOR03M + 2.500%) due 02/02/2024 ~		1,564	1,561

Starfruit Finco BV
5.610% (LIBOR03M + 3.250%) due 10/01/2025 ~		189	186

Syniverse Holdings, Inc.
7.325% (LIBOR03M + 5.000%) due 03/09/2023 ~		6,026	5,542

U.S. Renal Care, Inc.
7.250% (LIBOR03M + 5.000%) due 06/26/2026 ~		106	104

Univision Communications, Inc.
4.984% (LIBOR03M + 2.750%) due 03/15/2024 ~		3,313	3,252

West Corp.
6.522% (LIBOR03M + 4.000%) due 10/10/2024 ~		32	30

Westmoreland Mining Holdings LLC
10.660% (LIBOR03M + 8.250%) due 03/15/2022 «~		1,374	1,388

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(d)		3,057	2,400

Whatabrands LLC
TBD% due 07/23/2026		22	22

Total Loan Participations and Assignments (Cost $58,554)			54,229

CORPORATE BONDS & NOTES 51.2%

BANKING & FINANCE 21.5%

AGFC Capital Trust
4.053% (US0003M + 1.750%) due 01/15/2067 ~		2,300	1,323

Ally Financial, Inc.
8.000% due 11/01/2031 (n)		1,767	2,355

Ambac LSNI LLC
7.319% due 02/12/2023 •(n)		524	534

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	12,067	13,684
8.625% due 07/15/2023		$200	186

Athene Holding Ltd.
4.125% due 01/12/2028		24	24

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		153	164

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		35	37
5.000% due 04/20/2048		59	62

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(j)(k)	EUR	600	680

Banco Santander S.A.
6.250% due 09/11/2021 •(j)(k)		500	580

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Corp.
5.125% due 06/20/2024 •(j)		$59	$60

Barclays PLC
3.250% due 01/17/2033	GBP	200	240
7.125% due 06/15/2025 •(j)(k)		200	252
7.250% due 03/15/2023 •(j)(k)		6,300	7,943
7.750% due 09/15/2023 •(j)(k)(n)		$800	816

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)		70	66

Brookfield Finance, Inc.
3.900% due 01/25/2028		76	78
4.700% due 09/20/2047		196	206

Cantor Fitzgerald LP
4.875% due 05/01/2024		29	30
6.500% due 06/17/2022 (n)		8,000	8,589

CBL & Associates LP
5.950% due 12/15/2026		245	175

Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)(n)		200	221

Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)		200	213

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,657	1,786

EPR Properties
4.750% due 12/15/2026 (n)		$2,130	2,260

Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (n)		3,500	3,689

Ford Motor Credit Co. LLC
4.853% due 01/07/2021 ~(n)		800	816
5.443% due 01/07/2022 ~(n)		800	830

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		437	454
6.750% due 03/15/2022 (n)		476	496

GSPA Monetization Trust
6.422% due 10/09/2029		3,406	3,985

HSBC Bank PLC
6.330% due 05/18/2023		5,800	6,094

HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(k)(n)	GBP	200	256
6.000% due 09/29/2023 •(j)(k)(n)	EUR	2,700	3,424
6.500% due 03/23/2028 •(j)(k)		$480	501

Hunt Cos., Inc.
6.250% due 02/15/2026		24	23

Jefferies Finance LLC
6.250% due 06/03/2026		200	204

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		66	68

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(j)(k)(n)		300	314
7.625% due 06/27/2023 •(j)(k)	GBP	2,166	2,887
7.875% due 06/27/2029 •(j)(k)		5,655	7,902

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (n)		$6,100	6,073

Nationstar Mortgage LLC
6.500% due 07/01/2021 (n)		712	712

Navient Corp.
5.625% due 08/01/2033 (n)		686	573
6.500% due 06/15/2022		78	83

Newmark Group, Inc.
6.125% due 11/15/2023		62	67

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		1,496	1,546

Provident Funding Associates LP
6.375% due 06/15/2025		3	3

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(j)(k)		3,070	3,128
8.000% due 08/10/2025 •(j)(k)		6,390	6,861

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)	GBP	3,795	4,837
7.375% due 06/24/2022 •(j)(k)		3,520	4,552

Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)		$200	200
7.375% due 10/04/2023 •(j)(k)		600	625

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	37

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit Realty LP
4.450% due 09/15/2026 (n)		$1,000	$1,051

Springleaf Finance Corp.
5.625% due 03/15/2023 (n)		1,200	1,286
6.125% due 03/15/2024		132	143
6.625% due 01/15/2028		331	357
6.875% due 03/15/2025		93	104

Tesco Property Finance PLC
7.623% due 07/13/2039	GBP	322	580

TP ICAP PLC
5.250% due 01/26/2024 (n)		2,939	3,817

UniCredit SpA
7.830% due 12/04/2023 (n)		$4,050	4,705

Unigel Luxembourg S.A.
10.500% due 01/22/2024		560	614

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	2,873	3,983

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (n)		$6,420	6,645

WeWork Cos., Inc.
7.875% due 05/01/2025		72	70

			127,122

INDUSTRIALS 22.5%

Altice Financing S.A.
6.625% due 02/15/2023 (n)		2,300	2,378
7.500% due 05/15/2026 (n)		1,600	1,680

Altice France S.A.
7.375% due 05/01/2026 (n)		5,340	5,661

Associated Materials LLC
9.000% due 01/01/2024 (n)		774	733

Avon International Capital PLC
6.500% due 08/15/2022		24	25

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (n)		1,400	1,456

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		71	70

Berry Global, Inc.
4.875% due 07/15/2026		26	27

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		150	103

Bombardier, Inc.
7.875% due 04/15/2027		182	185

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (n)		5,617	5,763
9.250% due 02/15/2024 (n)		3,791	4,123

Community Health Systems, Inc.
5.125% due 08/01/2021 (n)		1,492	1,483
6.250% due 03/31/2023 (n)		9,499	9,131
8.000% due 03/15/2026 (n)		753	724
8.625% due 01/15/2024 (n)		1,160	1,163

Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		301	313

DAE Funding LLC
5.250% due 11/15/2021		268	281
5.750% due 11/15/2023		268	282

Dell International LLC
6.020% due 06/15/2026 (n)		2,514	2,780

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (n)		2,778	2,837

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (n)		4,100	4,156

Eagle Holding Co. LLC (7.750% Cash or 7.750% PIK)
7.750% due 05/15/2022 (d)		16	16

Exela Intermediate LLC
10.000% due 07/15/2023 (n)		117	96

Fairstone Financial, Inc.
7.875% due 07/15/2024		232	240

Ferroglobe PLC
9.375% due 03/01/2022 (n)		1,550	1,294

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		1,414	1,366

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 03/01/2026 (n)		$1,558	$1,478
7.000% due 02/15/2021		156	158

Flex Ltd.
4.875% due 06/15/2029		110	114

Ford Motor Co.
7.700% due 05/15/2097 (n)		7,315	8,431

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		5,650	3,503

Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,600	5,785

Full House Resorts, Inc.
8.575% due 01/31/2024		$294	290
9.738% due 02/02/2024		25	25

General Electric Co.
5.000% due 01/21/2021 •(j)		261	253
5.875% due 01/14/2038		22	26
6.150% due 08/07/2037		17	20
6.875% due 01/10/2039		10	13

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		26	27

HCA, Inc.
7.500% due 11/15/2095 (n)		1,200	1,290

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		26	27

Huntsman International LLC
4.500% due 05/01/2029		12	12

iHeartCommunications, Inc.
6.375% due 05/01/2026 (n)		1,269	1,354
8.375% due 05/01/2027 (n)		2,274	2,404

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	300	336

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		100	111

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$444	444

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		327	323

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		86	78

Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		44	46
8.500% due 10/15/2024 (n)		550	551
9.750% due 07/15/2025		215	224

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (n)		10,499	10,132
8.125% due 06/01/2023 (n)		1,121	910

Kinder Morgan, Inc.
7.800% due 08/01/2031 (n)		3,580	4,838

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (n)		474	276

Melco Resorts Finance Ltd.
5.250% due 04/26/2026 (n)		600	615
5.625% due 07/17/2027		400	414

Metinvest BV
8.500% due 04/23/2026		280	299

MGM China Holdings Ltd.
5.375% due 05/15/2024		300	311

Micron Technology, Inc.
5.327% due 02/06/2029		152	162

Netflix, Inc.
3.875% due 11/15/2029	EUR	604	719
4.625% due 05/15/2029		200	251
5.375% due 11/15/2029		$98	103

New Albertson’s LP
6.570% due 02/23/2028 (n)		5,600	4,606

Norbord, Inc.
5.750% due 07/15/2027		6	6

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/30/2019 (h)(j)		345	5
0.000% due 09/02/2019 (h)(j)		407	6

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		342	335

Outfront Media Capital LLC
5.000% due 08/15/2027		12	12

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$117	$106

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		142	148
5.500% due 02/15/2024		20	22

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	7,322	7,215
4.750% due 02/26/2029		600	648
6.500% due 03/13/2027		$190	189
6.750% due 09/21/2047		50	46

PetSmart, Inc.
5.875% due 06/01/2025		91	90

Platin GmbH
6.875% due 06/15/2023	EUR	400	450

Prime Security Services Borrower LLC
9.250% due 05/15/2023		$454	478

QVC, Inc.
5.450% due 08/15/2034 (n)		900	886
5.950% due 03/15/2043 (n)		3,682	3,574

Radiate Holdco LLC
6.875% due 02/15/2023		70	71

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	200	239

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,564

Sands China Ltd.
4.600% due 08/08/2023		$200	213
5.125% due 08/08/2025		200	220
5.400% due 08/08/2028 (n)		2,129	2,396

Scripps Escrow, Inc.
5.875% due 07/15/2027		6	6

Select Medical Corp.
6.250% due 08/15/2026 (c)		29	30

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		1,909	1,971

Spirit Issuer PLC
3.474% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,000	1,201

T-Mobile USA, Inc.
4.750% due 02/01/2028		$6	6

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		45	43

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	100	109
2.200% due 07/21/2021		$342	322
3.250% due 04/15/2022	EUR	300	320

Times Square Hotel Trust
8.528% due 08/01/2026		$1,411	1,650

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		1,976	1,993
5.750% due 09/30/2039 (n)		3,548	3,801

Transocean Pontus Ltd.
6.125% due 08/01/2025		138	143

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		72	71

Triumph Group, Inc.
4.875% due 04/01/2021		106	105
5.250% due 06/01/2022		24	24

Trivium Packaging Finance BV
3.750% due 08/15/2026 (c)	EUR	100	115

United Group BV
4.375% due 07/01/2022		100	114
4.875% due 07/01/2024		100	115

Univision Communications, Inc.
5.125% due 05/15/2023		$113	113
5.125% due 02/15/2025		539	526

Vale Overseas Ltd.
6.250% due 08/10/2026		151	171
6.875% due 11/21/2036		59	72
6.875% due 11/10/2039		43	53

ViaSat, Inc.
5.625% due 09/15/2025		92	92

Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	200	253

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VOC Escrow Ltd.
5.000% due 02/15/2028		$27	$28

Wind Tre SpA
2.625% due 01/20/2023	EUR	200	224
2.750% due 01/20/2024 •		200	220

Wyndham Destinations, Inc.
3.900% due 03/01/2023		$72	73
4.250% due 03/01/2022		6	6
5.400% due 04/01/2024		10	11
5.750% due 04/01/2027 (n)		830	886

			133,111

UTILITIES 7.2%

DTEK Finance PLC (10.750% Cash and 0.000% PIK)
10.750% due 12/31/2024 (d)		2,713	2,850

Edison International
2.400% due 09/15/2022		58	57
2.950% due 03/15/2023		5	5
5.750% due 06/15/2027		51	57

Frontier Communications Corp.
8.000% due 04/01/2027		102	107

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		7,991	8,432

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		310	309

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (d)		178	113

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		1,194	1,176

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (d)		4,544	1,341

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		450	441
2.950% due 03/01/2026 ^(e)		392	378
3.250% due 09/15/2021 ^(e)		195	192
3.250% due 06/15/2023 ^(e)		273	269
3.300% due 03/15/2027 ^(e)		716	694
3.300% due 12/01/2027 ^(e)(n)		1,400	1,351
3.400% due 08/15/2024 ^(e)		378	380
3.500% due 10/01/2020 ^(e)(n)		1,492	1,481
3.500% due 06/15/2025 ^(e)		735	731
3.750% due 02/15/2024 ^(e)		691	703
3.750% due 08/15/2042 ^(e)		22	20
3.850% due 11/15/2023 ^(e)		67	68
4.000% due 12/01/2046 ^(e)		7	6
4.250% due 05/15/2021 ^(e)		247	246
4.250% due 08/01/2023 ^(e)		400	414
4.300% due 03/15/2045 ^(e)		27	26
4.500% due 12/15/2041 ^(e)		275	274
4.600% due 06/15/2043 ^(e)		118	117
4.650% due 08/01/2028 ^(e)		930	983
4.750% due 02/15/2044 ^(e)		632	653
5.125% due 11/15/2043 ^(e)		590	621
5.400% due 01/15/2040 ^(e)		16	18
5.800% due 03/01/2037 ^(e)(n)		2,243	2,523
6.050% due 03/01/2034 ^(e)(n)		1,960	2,259
6.250% due 03/01/2039 ^(e)		629	723
6.350% due 02/15/2038 ^(e)		794	921

Petrobras Global Finance BV
5.750% due 02/01/2029		235	253
5.999% due 01/27/2028		78	85
6.250% due 12/14/2026	GBP	4,800	6,855
6.625% due 01/16/2034		100	142
7.375% due 01/17/2027		$36	43

Rio Oil Finance Trust
8.200% due 04/06/2028		250	286
9.250% due 07/06/2024		328	369
9.250% due 07/06/2024 (n)		2,385	2,683
9.750% due 01/06/2027 (n)		177	207
9.750% due 01/06/2027		212	248

Southern California Edison Co.
3.650% due 03/01/2028		5	5
5.750% due 04/01/2035		10	12
6.000% due 01/15/2034		2	2
6.650% due 04/01/2029		39	47

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Communications, Inc.
6.000% due 11/15/2022	$40	$43

Sprint Corp.
7.250% due 09/15/2021	420	452

Talen Energy Supply LLC
6.625% due 01/15/2028	30	29

Transocean Poseidon Ltd.
6.875% due 02/01/2027	110	118

Transocean Sentry Ltd.
5.375% due 05/15/2023	100	100

		42,918

Total Corporate Bonds & Notes (Cost $292,259)		303,151

CONVERTIBLE BONDS & NOTES 0.8%

INDUSTRIALS 0.8%

Caesars Entertainment Corp.
5.000% due 10/01/2024	994	1,715

DISH Network Corp.
3.375% due 08/15/2026	3,400	3,124

Total Convertible Bonds & Notes (Cost $5,254)		4,839

MUNICIPAL BONDS & NOTES 4.9%

CALIFORNIA 0.8%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037	1,220	1,297

Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	3,400	3,432

		4,729

ILLINOIS 2.6%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	12,700	14,825

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	110	123

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	35	41
7.350% due 07/01/2035	20	24

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033 (n)	270	279

		15,292

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	760	722

WEST VIRGINIA 1.4%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	44,400	2,696
7.467% due 06/01/2047	5,670	5,728

		8,424

Total Municipal Bonds & Notes (Cost $26,195)		29,167

U.S. GOVERNMENT AGENCIES 4.3%

Fannie Mae
3.000% due 02/25/2043 (a)	49,674	7,511
5.816% due 07/25/2029 •	850	899
8.016% due 07/25/2029 •	1,150	1,375

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.000% due 02/25/2046 (b)(h)	$6,400	$5,780
0.100% due 02/25/2046 (a)	77,453	88
2.553% due 11/25/2055 «~	8,069	4,866
9.816% due 12/25/2027 •	3,281	4,020
13.016% due 03/25/2025 •	723	975

Total U.S. Government Agencies (Cost $25,371)		25,514

NON-AGENCY MORTGAGE-BACKED SECURITIES 20.1%

Banc of America Alternative Loan Trust
5.500% due 10/25/2035 ^	3,243	3,031
6.000% due 01/25/2036 ^	93	91

Banc of America Funding Trust
6.000% due 07/25/2037 ^	288	277

Banc of America Mortgage Trust
6.000% due 03/25/2037 ^	272	257

BCAP LLC Trust
3.739% due 08/28/2037 ~	6,611	6,523
3.958% due 03/27/2036 ~	2,293	2,029
4.892% due 03/26/2037 þ	774	901
6.000% due 07/26/2036 ~	1,479	1,653

Bear Stearns ALT-A Trust
2.766% due 01/25/2036 ^•	1,106	1,185
3.982% due 11/25/2036 ^~	3,519	2,935
4.012% due 09/25/2047 ^~	5,563	4,497
4.016% due 08/25/2036 ^~	811	552
4.220% due 11/25/2035 ^~	4,535	4,284
4.253% due 09/25/2035 ^~	478	397

Bear Stearns Commercial Mortgage Securities Trust
5.728% due 04/12/2038 ~	210	213

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	816	783

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	5	3

CD Mortgage Trust
5.688% due 10/15/2048	7,029	3,655

Chase Mortgage Finance Trust
4.265% due 12/25/2035 ^~	8	8
6.000% due 07/25/2037 ^	751	562

Citigroup Mortgage Loan Trust
4.417% due 09/25/2037 ^~	606	525
4.585% due 04/25/2037 ^~	218	195

Commercial Mortgage Loan Trust
6.036% due 12/10/2049 ~	2,358	1,548

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	1,008	796

Countrywide Alternative Loan Trust
5.500% due 03/25/2035	275	199
5.750% due 01/25/2035	286	293
5.750% due 02/25/2035	338	326
5.750% due 03/25/2037 ^	626	533
6.000% due 02/25/2035	1,016	1,002
6.000% due 04/25/2036	969	654
6.000% due 02/25/2037 ^	5,390	3,476
6.000% due 04/25/2037 ^	1,095	783
6.000% due 07/25/2037 ^	65	64
6.250% due 12/25/2036 ^•	1,426	1,021
6.500% due 08/25/2036 ^	476	295

Countrywide Home Loan Mortgage Pass-Through Trust
3.842% due 09/20/2036 ^~	237	208
6.000% due 07/25/2037	1,499	1,110

Credit Suisse Mortgage Capital Certificates
4.359% due 10/26/2036 ~	7,096	5,224

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~	4,800	4,695

GS Mortgage Securities Trust
5.622% due 11/10/2039	726	642

GSR Mortgage Loan Trust
4.309% due 08/25/2034 ~	308	302
5.500% due 05/25/2036 ^	253	400
6.000% due 02/25/2036 ^	2,335	1,752

HarborView Mortgage Loan Trust
2.778% due 01/19/2036 ^•	2,544	2,336
3.934% due 06/19/2036 ^~	5,660	3,739

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	39

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		$3,394	$1,998

Jefferies Resecuritization Trust
6.000% due 05/26/2036		11,646	9,058

JPMorgan Alternative Loan Trust
3.883% due 03/25/2037 ^~		1,317	1,288
6.000% due 12/25/2035 ^		1,586	1,499

JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		994	583

JPMorgan Mortgage Trust
4.236% due 02/25/2036 ^~		1,824	1,519
4.325% due 01/25/2037 ^~		504	484
4.493% due 04/25/2037 ~		7	6

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		740	529
5.562% due 02/15/2040 ~		398	240

Lehman Mortgage Trust
6.000% due 07/25/2037 ^		135	128

Lehman XS Trust
2.486% due 06/25/2047 •		1,785	1,627

MASTR Alternative Loan Trust
6.750% due 07/25/2036		1,750	1,162

Merrill Lynch Mortgage Investors Trust
4.350% due 03/25/2036 ^~		686	498

Motel 6 Trust
9.252% due 08/15/2019 •		6,881	6,986

Residential Accredit Loans, Inc. Trust
2.496% due 05/25/2037 ^•		132	94
5.295% due 12/26/2034 ^~		1,446	1,037
6.000% due 08/25/2036 ^		297	277

Residential Asset Mortgage Products Trust
6.500% due 12/25/2031		53	54

Residential Asset Securitization Trust
6.000% due 11/25/2036 ^		2,715	1,702
6.250% due 09/25/2037 ^		2,545	1,574
6.250% due 06/25/2046 ~		1,156	1,131

Residential Funding Mortgage Securities, Inc. Trust
4.629% due 02/25/2037 ~		1,386	1,176
6.500% due 03/25/2032		123	128

Sequoia Mortgage Trust
4.042% due 07/20/2037 ^~		608	540
4.128% due 02/20/2047 ~		298	281

Structured Adjustable Rate Mortgage Loan Trust
4.173% due 07/25/2036 ^~		397	308
4.218% due 07/25/2036 ^~		8,102	7,329
4.231% due 01/25/2036 ^~		2,009	1,505
4.243% due 07/25/2035 ^~		637	602
4.278% due 11/25/2036 ^~		2,038	1,901

SunTrust Adjustable Rate Mortgage Loan Trust
4.691% due 02/25/2037 ^~		266	254
4.709% due 04/25/2037 ^~		416	352

WaMu Mortgage Pass-Through Certificates Trust
3.588% due 07/25/2037 ^~		368	336
3.850% due 10/25/2036 ^~		2,056	1,909
3.887% due 02/25/2037 ^~		527	512
3.995% due 07/25/2037 ^~		906	857

Washington Mutual Mortgage Pass-Through Certificates Trust
3.349% due 05/25/2047 ^•		99	17
6.000% due 10/25/2035 ^		1,634	1,336

Wells Fargo Mortgage-Backed Securities Trust
5.089% due 05/25/2036 ^~		40	42
5.181% due 07/25/2036 ^~		248	252

Total Non-Agency Mortgage-Backed Securities (Cost $112,718)			119,065

ASSET-BACKED SECURITIES 19.6%

ACE Securities Corp. Home Equity Loan Trust
2.656% due 02/25/2036 •		25,332	18,098

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,499

Apidos CLO
0.000% due 01/20/2031 ~		$4,500	3,662

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities Trust
2.456% due 03/25/2036 •		$3,693	$2,332

Avoca CLO DAC
0.000% due 10/15/2030 ~	EUR	1,600	1,101

Bear Stearns Asset-Backed Securities Trust
2.406% due 10/25/2036 ^•		$3,921	4,447
6.500% due 10/25/2036 ^		344	263

Belle Haven ABS CDO Ltd.
2.539% due 07/05/2046 •		175,347	316

BlueMountain CLO Ltd.
7.753% due 04/13/2027 •		1,000	998

Carlyle Global Market Strategies CLO Ltd.
0.000% due 07/20/2029 ~		1,895	1,410

Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(h)		7	3,186

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	1,148
0.000% due 10/22/2031 ~		1,500	776

Citigroup Mortgage Loan Trust
2.426% due 12/25/2036 •		3,782	2,560

Countrywide Asset-Backed Certificates
2.406% due 06/25/2047 ^•		1,456	1,305
2.436% due 03/25/2037 •		1,404	1,322

First Franklin Mortgage Loan Trust
3.211% due 09/25/2035 •		3,481	2,780
3.241% due 05/25/2036 •		6,518	5,479

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		8	1,142

Fremont Home Loan Trust
3.196% due 06/25/2035 ^•		6,000	5,715

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	343

Home Equity Mortgage Loan Asset-Backed Trust
2.426% due 07/25/2037 •		$9,970	6,825

HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (b)(h)		3,055	1,170

JPMorgan Mortgage Acquisition Trust
4.656% due 10/25/2030 ^þ		5,369	3,901

Lehman XS Trust
5.170% due 08/25/2035 ^þ		108	108

LNR CDO Ltd.
2.759% due 02/28/2043 •		3,276	1,374

Long Beach Mortgage Loan Trust
2.566% due 01/25/2036 •		4,285	4,018

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		7	2,861

Merrill Lynch Mortgage Investors Trust
2.426% due 04/25/2037 •		514	310

Morgan Stanley ABS Capital, Inc. Trust
2.416% due 06/25/2036 •		394	325

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		638	434

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.786% due 08/25/2035 •		5,000	4,727
4.036% due 10/25/2034 •		573	576

Residential Asset Mortgage Products Trust
3.466% due 01/25/2035 ^•		2,760	2,304

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		3	3,257

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		4	2,604

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	1,188
0.000% due 10/15/2048 «(h)		1	912

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,300	1,797
0.000% due 07/25/2040 «(h)		21	1,004
0.000% due 09/25/2040 (h)		1,718	960

Soundview Home Loan Trust
2.516% due 08/25/2037 •		2,000	1,905

South Coast Funding Ltd.
3.145% due 08/10/2038 •		10,105	1,890

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Symphony CLO Ltd.
6.903% due 07/14/2026 •		$2,000	$1,908

Taberna Preferred Funding Ltd.
2.759% due 07/05/2035 •		4,747	4,338
2.940% due 08/05/2036 •		322	287
2.940% due 08/05/2036 ^•		5,950	5,318

Total Asset-Backed Securities (Cost $110,575)			116,183

SOVEREIGN ISSUES 6.1%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	200	179
3.380% due 12/31/2038 þ		3,970	2,590
3.875% due 01/15/2022		200	187
5.250% due 01/15/2028		200	166
6.250% due 11/09/2047		100	81
7.820% due 12/31/2033		9,275	8,763
51.264% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	60,696	1,207
51.603% (BADLARPP) due 10/04/2022 ~(a)		53	2
53.531% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		800	17
61.675% due 06/21/2020 ~(a)		88,072	1,964

Autonomous City of Buenos Aires Argentina
52.508% due 03/29/2024 •(a)		296,438	5,464

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	1,500	1,795

Export-Credit Bank of Turkey
8.250% due 01/24/2024		$200	211

Peru Government International Bond
5.400% due 08/12/2034	PEN	92	30
5.700% due 08/12/2024		121	40
5.940% due 02/12/2029		2,469	836
6.150% due 08/12/2032		178	62
6.350% due 08/12/2028		6,080	2,111
6.900% due 08/12/2037		54	20
6.950% due 08/12/2031		873	323
8.200% due 08/12/2026		1,596	607

Provincia de Buenos Aires
53.017% due 04/12/2025 ~(a)	ARS	51,565	890

Republic of Greece Government International Bond
3.000% due 02/24/2023 þ	EUR	142	171
3.000% due 02/24/2024 þ		142	174
3.000% due 02/24/2025 þ		142	174
3.000% due 02/24/2026 þ		142	173
3.000% due 02/24/2027 þ		142	175
3.000% due 02/24/2028 þ		142	177
3.000% due 02/24/2029 þ		142	178
3.000% due 02/24/2030 þ		142	178
3.000% due 02/24/2031 þ		142	178
3.000% due 02/24/2032 þ		142	178
3.000% due 02/24/2033 þ		142	177
3.000% due 02/24/2034 þ		142	177
3.000% due 02/24/2035 þ		142	177
3.000% due 02/24/2036 þ		142	176
3.000% due 02/24/2037 þ		142	179
3.000% due 02/24/2038 þ		142	178
3.000% due 02/24/2039 þ		142	177
3.000% due 02/24/2040 þ		142	177
3.000% due 02/24/2041 þ		142	178
3.000% due 02/24/2042 þ		142	178

Turkey Government International Bond
3.250% due 06/14/2025		100	107
4.625% due 03/31/2025		1,700	1,955
5.200% due 02/16/2026		600	696
7.625% due 04/26/2029		$1,900	1,999

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		240	39
8.250% due 10/13/2024 ^(e)		28	5
9.250% due 09/15/2027 ^(e)		308	50

Total Sovereign Issues (Cost $43,219)			35,926

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 1.4%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (f)	531,903	$1,612

iHeartMedia, Inc.	400	6

iHeartMedia, Inc. ‘A’ (f)	29,808	446

		2,064

CONSUMER DISCRETIONARY 0.9%

Caesars Entertainment Corp. (f)	466,592	5,524

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(l)	11,400	22

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(l)	50,497	732

Total Common Stocks (Cost $10,617)		8,342

WARRANTS 0.8%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.	194,137	2,905

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.3%

Sequa Corp. - Exp. 04/28/2024 «	775,000	$1,437

Total Warrants (Cost $4,106)		4,342

PREFERRED SECURITIES 4.6%

BANKING & FINANCE 1.1%

Nationwide Building Society
10.250% ~	34,400	6,442

INDUSTRIALS 3.5%

Sequa Corp.
9.000% «	17,500	20,979

Total Preferred Securities (Cost $20,947)		27,421

REAL ESTATE INVESTMENT TRUSTS 1.5%

REAL ESTATE 1.5%

VICI Properties, Inc.	416,263	8,883

Total Real Estate Investment Trusts (Cost $5,426)		8,883

SHORT-TERM INSTRUMENTS 2.4%

REPURCHASE AGREEMENTS (m) 2.0%
		11,417

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.2%
37.551% due 09/13/2019 - 05/29/2020 (g)(h)	ARS	49,284	$1,297

U.S. TREASURY BILLS 0.2%
2.140% due 08/13/2019 (h)(i)(q)		$1,199	1,198

Total Short-Term Instruments (Cost $13,977)			13,912

Total Investments in Securities (Cost $729,218)			750,974

Total Investments 126.9% (Cost $729,218)			$750,974

Financial Derivative Instruments (o)(p) 0.7% (Cost or Premiums, net $9,821)			4,278

Auction Rate Preferred Shares (4.0)%			(23,525)

Other Assets and Liabilities, net (23.6)%			(139,796)

Net Assets Applicable to Common Shareholders 100.0%			$591,931

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	$370	$22	0.01%
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	1,454	732	0.12

		$1,824	$754	0.13%

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	41

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	07/31/2019	08/01/2019	$1,317	U.S. Treasury Bills 0.000% due 06/18/2020	$(1,346)	$1,317	$1,317
JPS	2.620	07/31/2019	08/01/2019	2,100	U.S. Treasury Floating Rate Note 2.301% due 07/31/2021	(2,142)	2,100	2,100
RDR	2.650	07/31/2019	08/01/2019	8,000	U.S. Treasury Notes 2.500% due 08/15/2023	(8,165)	8,000	8,001

Total Repurchase Agreements						$(11,653)	$11,417	$11,418

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	(0.500)%	07/11/2019	TBD	(3)	$	(272)	$(272)
BPS	2.780	07/31/2019	10/31/2019			(981)	(981)
BRC	1.000	05/14/2019	TBD	(3)		(784)	(786)
	2.350	12/24/2018	TBD	(3)		(307)	(311)
CEW	2.770	08/02/2019	08/30/2019			(3,924)	(3,924)
	2.820	07/19/2019	08/02/2019			(3,877)	(3,881)
FOB	2.580	07/26/2019	08/09/2019			(8,002)	(8,005)
	2.680	07/10/2019	08/09/2019			(6,292)	(6,302)
JML	(0.320)	07/18/2019	09/03/2019		EUR	(2,650)	(2,933)
	0.950	06/04/2019	09/03/2019		GBP	(179)	(218)
	0.950	07/31/2019	08/14/2019			(2,756)	(3,352)
NOM	2.750	08/02/2019	09/03/2019		$	(5,087)	(5,087)
	2.800	07/31/2019	08/14/2019			(6,226)	(6,227)
	2.800	08/01/2019	08/14/2019			(2,205)	(2,205)
	3.000	07/19/2019	08/02/2019			(5,055)	(5,061)
RDR	2.550	07/19/2019	08/19/2019			(4,681)	(4,685)
	2.720	05/20/2019	08/20/2019			(10,980)	(11,041)
RTA	2.659	07/30/2019	08/30/2019			(5,515)	(5,516)
	2.678	07/31/2019	10/31/2019			(4,879)	(4,879)
	2.970	05/20/2019	08/20/2019			(488)	(491)
	3.176	03/14/2019	09/16/2019			(7,559)	(7,652)
	3.188	03/07/2019	09/09/2019			(3,219)	(3,261)
SOG	2.930	07/31/2019	08/30/2019			(2,831)	(2,831)
	3.090	06/07/2019	09/09/2019			(972)	(977)
	3.150	05/15/2019	08/15/2019			(15,766)	(15,874)
UBS	2.680	07/30/2019	08/30/2019			(1,508)	(1,508)
	2.700	06/04/2019	09/04/2019			(1,545)	(1,552)
	2.710	07/22/2019	10/22/2019			(2,388)	(2,390)
	2.710	07/30/2019	10/30/2019			(1,212)	(1,212)
	2.720	05/28/2019	08/28/2019			(3,103)	(3,118)
	2.750	07/15/2019	10/15/2019			(7,363)	(7,373)
	2.780	07/02/2019	10/02/2019			(6,496)	(6,511)
	2.780	07/12/2019	08/13/2019			(192)	(192)
	2.950	06/04/2019	09/04/2019			(1,037)	(1,042)
	2.970	05/24/2019	08/23/2019			(6,385)	(6,421)
	3.000	07/30/2019	TBD	(3)		(6,047)	(6,047)
	3.010	05/07/2019	08/07/2019			(14,798)	(14,904)
	3.020	06/05/2019	09/05/2019			(765)	(769)
	3.020	08/01/2019	09/05/2019			(184)	(184)

Total Reverse Repurchase Agreements							$(159,975)

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(272)	$0	$(272)	$279	$7
BPS	0	(981)	0	(981)	1,130	149
BRC	0	(1,097)	0	(1,097)	1,187	90
CEW	0	(7,805)	0	(7,805)	4,423	(3,382)
FICC	1,317	0	0	1,317	(1,346)	(29)
FOB	0	(14,307)	0	(14,307)	15,084	777
JML	0	(6,503)	0	(6,503)	7,497	994
JPS	2,100	0	0	2,100	(2,142)	(42)
NOM	0	(18,580)	0	(18,580)	12,049	(6,531)
RDR	8,001	(15,726)	0	(7,725)	8,373	648
RTA	0	(21,799)	0	(21,799)	24,620	2,821
SOG	0	(19,682)	0	(19,682)	21,546	1,864
UBS	0	(53,223)	0	(53,223)	59,080	5,857

Total Borrowings and Other Financing Transactions	$11,418	$(159,975)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(99,410)	$(34,676)	$(14,217)	$(148,303)
Municipal Bonds & Notes	0	0	0	(272)	(272)

Total Borrowings	$0	$(99,410)	$(34,676)	$(14,489)	$(148,575)

Payable for reverse repurchase agreements(5)					$(148,575)

(n)	Securities with an aggregate market value of $163,138 and cash of $594 have been pledged as collateral under the terms of the above master agreements as of July 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended July 31, 2019 was $(99,536) at a weighted average interest rate of 2.913%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(11,400) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	57.963%	$	5,500	$(178)	$(1,485)	$(1,663)	$0	$(55)
General Electric Co.	1.000	Quarterly	12/20/2023	0.654		600	(34)	44	10	1	0

							$(212)	$(1,441)	$(1,653)	$1	$(55)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$396	$30	$2	$32	$0	$(1)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	43

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2023	$	10,500	$385	$(452)	$(67)	$4	$0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		73,100	(678)	3,599	2,921	0	(2)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		75,590	4,664	(745)	3,919	44	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		44,900	325	1,776	2,101	90	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		68,300	3,736	2,812	6,548	195	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		169,400	(5,526)	50,374	44,848	1,574	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		193,100	7,394	(20,973)	(13,579)	0	(1,874)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		23,000	(92)	(260)	(352)	0	(230)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		10,800	(33)	(131)	(164)	0	(110)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	544	732	12	0
Receive(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029	EUR	13,000	(115)	(944)	(1,059)	0	(56)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		2,000	(40)	(60)	(100)	0	(9)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	22,000	(156)	(1,506)	(1,662)	0	(84)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		1,300	(26)	(150)	(176)	0	(13)

							$10,026	$33,884	$43,910	$1,919	$(2,378)

Total Swap Agreements							$9,844	$32,445	$42,289	$1,920	$(2,434)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,920	$1,920	$0	$0	$(2,434)	$(2,434)

Cash of $10,287 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2019	GBP	328		$407	$8	$0
	08/2019		$41,631	EUR	37,358	0	(277)
	09/2019	EUR	37,358		$41,738	277	0

BPS	08/2019	ARS	187,393		4,179	4	(30)
	08/2019	GBP	63,172		80,233	3,410	0
	08/2019		$397	EUR	348	0	(12)
	08/2019		1,406	GBP	1,121	0	(42)
	09/2019	PEN	2,303		$697	1	0

BRC	10/2019		$5,655	MXN	110,761	61	0

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	08/2019	EUR	40,350		$45,955	$1,288	$0
	08/2019	GBP	537		670	17	0
	08/2019		$2,380	EUR	2,115	0	(39)
	09/2019	PEN	80		$24	0	0

DUB	08/2019		88		27	0	0
	09/2019		200		60	0	0

GLM	08/2019		$6,029	RUB	396,344	187	0

HUS	08/2019	PEN	60		$18	0	0
	08/2019		$648	GBP	510	0	(28)

JPM	08/2019		597	EUR	529	0	(12)
	09/2019		3,697	GBP	3,033	0	(2)
	10/2019	MXN	110,761		$5,751	35	0
	01/2020		$5,654	MXN	110,761	0	(32)

MYI	08/2019		76,209	GBP	61,809	0	(1,043)
	09/2019	GBP	61,809		$76,324	1,041	0

SSB	08/2019	AUD	128		90	2	0
	08/2019		$749	GBP	597	0	(23)

Total Forward Foreign Currency Contracts						$6,331	$(1,540)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Petrobras Global Finance BV	1.000%	Quarterly	09/20/2020	0.338%	$10	$(1)	$1	$0	$0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.670	100	(16)	17	1	0

HUS	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.338	40	(6)	6	0	0

Total Swap Agreements							$(23)	$24	$1	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$285	$0	$0	$285	$(277)	$0	$0	$(277)	$8	$0	$8
BPS	3,415	0	0	3,415	(84)	0	0	(84)	3,331	(3,380)	(49)
BRC	61	0	0	61	0	0	0	0	61	0	61
CBK	1,305	0	0	1,305	(39)	0	0	(39)	1,266	(920)	346
GLM	187	0	0	187	0	0	0	0	187	(270)	(83)
GST	0	0	1	1	0	0	0	0	1	0	1
HUS	0	0	0	0	(28)	0	0	(28)	(28)	348	320
JPM	35	0	0	35	(46)	0	0	(46)	(11)	0	(11)
MYI	1,041	0	0	1,041	(1,043)	0	0	(1,043)	(2)	0	(2)
SSB	2	0	0	2	(23)	0	0	(23)	(21)	0	(21)

Total Over the Counter	$6,331	$0	$1	$6,332	$(1,540)	$0	$0	$(1,540)

(q)

Securities with an aggregate market value of $348 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	45

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$1,919	$1,920

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,331	$0	$6,331
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$6,331	$0	$6,332

	$0	$2	$0	$6,331	$1,919	$8,252

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$56	$0	$0	$2,378	$2,434

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,540	$0	$1,540

	$0	$56	$0	$1,540	$2,378	$3,974

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$523	$0	$0	$(7,321)	$(6,798)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,922	$0	$6,922
Swap Agreements	0	882	0	0	478	1,360

	$0	$882	$0	$6,922	$478	$8,282

	$0	$1,405	$0	$6,922	$(6,843)	$1,484

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(1,461)	$0	$0	$13,847	$12,386

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,403	$0	$4,403
Swap Agreements	0	(760)	0	0	(59)	(819)

	$0	$(760)	$0	$4,403	$(59)	$3,584

	$0	$(2,221)	$0	$4,403	$13,788	$15,970

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$50,340	$3,889	$54,229
Corporate Bonds & Notes
Banking & Finance	0	127,122	0	127,122
Industrials	0	133,111	0	133,111
Utilities	0	42,918	0	42,918
Convertible Bonds & Notes
Industrials	0	4,839	0	4,839
Municipal Bonds & Notes
California	0	4,729	0	4,729
Illinois	0	15,292	0	15,292
Virginia	0	722	0	722
West Virginia	0	8,424	0	8,424
U.S. Government Agencies	0	20,648	4,866	25,514
Non-Agency Mortgage-Backed Securities	0	119,065	0	119,065
Asset-Backed Securities	0	100,029	16,154	116,183
Sovereign Issues	0	35,926	0	35,926
Common Stocks
Communication Services	2,058	6	0	2,064
Consumer Discretionary	5,524	0	0	5,524
Energy	0	22	0	22
Industrials	0	0	732	732
Warrants
Communication Services	0	2,905	0	2,905
Industrials	0	0	1,437	1,437
Preferred Securities
Banking & Finance	0	6,442	0	6,442
Industrials	0	0	20,979	20,979

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2019
Real Estate Investment Trusts
Real Estate	$8,883	$0	$0	$8,883
Short-Term Instruments
Repurchase Agreements	0	11,417	0	11,417
Argentina Treasury Bills	0	1,297	0	1,297
U.S. Treasury Bills	0	1,198	0	1,198

Total Investments	$16,465	$686,452	$48,057	$750,974

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,920	0	1,920
Over the counter	0	6,332	0	6,332

	$0	$8,252	$0	$8,252

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,434)	0	(2,434)
Over the counter	0	(1,540)	0	(1,540)

	$0	$(3,974)	$0	$(3,974)

Total Financial Derivative Instruments	$0	$4,278	$0	$4,278

Totals	$16,465	$690,730	$48,057	$755,252

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2019:

Category and Subcategory	Beginning Balance at 07/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$610	$6,852	$(450)	$(52)	$4	$(2,774)	$0	$(301)	$3,889	$(2,766)
Corporate Bonds & Notes
Industrials	745	0	(4)	3	0	(4)	0	(740)	0	0
U.S. Government Agencies	4,908	0	(93)	133	35	(117)	0	0	4,866	(119)
Asset-Backed Securities	11,202	11,063	0	91	0	(3,446)	0	(2,756)	16,154	(2,590)
Common Stocks
Financials	1,200	0	(1,140)	0	119	(179)	0	0	0	0
Industrials	0	1,454	0	0	0	(722)	0	0	732	(722)
Warrants
Industrials	194	0	0	0	0	1,243	0	0	1,437	1,243
Preferred Securities
Industrials	14,456	1,249	0	0	0	5,274	0	0	20,979	5,274

Totals	$33,315	$20,618	$(1,687)	$175	$158	$(725)	$0	$(3,797)	$48,057	$320

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	47

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

July 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$101	Proxy Pricing	Base Price	100.733
	3,788	Third Party Vendor	Broker Quote	78.500-101.125
U.S. Government Agencies	4,866	Proxy Pricing	Base Price	59.945
Asset-Backed Securities	16,154	Proxy Pricing	Base Price	5,101.460-93,753.211
Common Stocks
Industrials	732	Other Valuation Techniques(2)	—	—
Warrants
Industrials	1,437	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	20,979	Fundamental valuation	Company Equity Value	$892,210,966.000

Total	$48,057

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO High Income Fund

July 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 132.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 8.6%

Advanz Pharma Corp.
7.825% (LIBOR03M + 5.500%) due 09/06/2024 ~		$6,655	$6,489

Alphabet Holding Co., Inc.
5.734% (LIBOR03M + 3.500%) due 09/26/2024 ~		98	93

Altice France S.A.
6.325% (LIBOR03M + 4.000%) due 08/14/2026 ~		397	394

Avantor, Inc.
5.234% (LIBOR03M + 3.000%) due 11/21/2024 ~		19	19

Bausch Health Cos., Inc.
5.129% (LIBOR03M + 2.750%) due 11/27/2025 ~		2	2

Diamond Resorts Corp.
5.984% (LIBOR03M + 3.750%) due 09/02/2023 ~		1,278	1,220

Dubai World (2.500% Cash and 1.750% PIK)
4.250% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)		691	655

Emerald TopCo, Inc.
TBD% due 07/24/2026		150	150

Envision Healthcare Corp.
5.984% (LIBOR03M + 3.750%) due 10/10/2025 ~		6,977	6,011

Financial & Risk U.S. Holdings, Inc.
5.984% (LIBOR03M + 3.750%) due 10/01/2025 ~		933	934

Forbes Energy Services LLC (5.000% Cash and 11.000% PIK)
16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)		1,076	1,073

Frontier Communications Corp.
5.990% (LIBOR03M + 3.750%) due 06/15/2024 ~		884	875

Genworth Holdings, Inc.
6.761% (LIBOR03M + 4.500%) due 03/07/2023 ~		49	50

iHeartCommunications, Inc.
6.579% (LIBOR03M + 4.000%) due 05/01/2026 ~		7,845	7,920

IRB Holding Corp.
5.550% - 5.556% (LIBOR03M + 3.250%) due 02/05/2025 ~		1,290	1,286

Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	100	100

McDermott Technology Americas, Inc.
7.234% (LIBOR03M + 5.000%) due 05/09/2025 ~		$1,444	1,383

Messer Industrie GmbH
4.830% (LIBOR03M + 2.500%) due 03/01/2026 ~		133	132

MH Sub LLC
5.984% (LIBOR03M + 3.750%) due 09/13/2024 ~		167	166

Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~		100	101

Nascar Holdings, Inc.
TBD% due 07/26/2026		101	102

NCI Building Systems, Inc.
6.119% (LIBOR03M + 3.750%) due 04/12/2025 ~		50	49

Neiman Marcus Group Ltd. LLC
8.380% (LIBOR03M + 6.000%) due 10/25/2023 ~		12,248	10,536
8.880% (LIBOR03M + 6.500%) due 10/25/2023 ~		9,953	8,603

Nestle Skin Health
TBD% due 07/16/2026		273	274

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ortho-Clinical Diagnostics S.A.
5.563% (LIBOR03M + 3.250%) due 06/30/2025 ~		$808	$787

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^(e)		100	99

Panther BF Aggregator LP
5.734% (LIBOR03M + 3.500%) due 04/30/2026 ~		70	70

Parexel International Corp.
4.984% (LIBOR03M + 2.750%) due 09/27/2024 ~		89	86

PetSmart, Inc.
6.380% (LIBOR03M + 4.000%) due 03/11/2022 ~		282	277

PG&E Corp.
TBD% due 04/16/2020		3,464	3,486

Sequa Mezzanine Holdings LLC
7.560% (LIBOR03M + 5.000%) due 11/28/2021 ~		323	320
11.266% (LIBOR03M + 9.000%) due 04/28/2022 ~		140	136

Sinclair Television Group, Inc.
TBD% due 07/17/2026		83	83

Starfruit Finco BV
5.610% (LIBOR03M + 3.250%) due 10/01/2025 ~		283	279

Syniverse Holdings, Inc.
7.325% (LIBOR03M + 5.000%) due 03/09/2023 ~		7,098	6,527

U.S. Renal Care, Inc.
7.250% (LIBOR03M + 5.000%) due 06/26/2026 ~		149	146

Univision Communications, Inc.
4.984% (LIBOR03M + 2.750%) due 03/15/2024 ~		4,569	4,484

West Corp.
6.522% (LIBOR03M + 4.000%) due 10/10/2024 ~		58	54

Westmoreland Mining Holdings LLC
10.660% (LIBOR03M + 8.250%) due 03/15/2022 «~		2,401	2,425

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(d)		5,345	4,196

Whatabrands LLC
TBD% due 07/23/2026		30	30

Total Loan Participations and Assignments (Cost $77,732)			72,102

CORPORATE BONDS & NOTES 58.5%

BANKING & FINANCE 24.3%

AGFC Capital Trust
4.053% (US0003M + 1.750%) due 01/15/2067 ~		27,410	15,761

Ally Financial, Inc.
8.000% due 11/01/2031		4	5
8.000% due 11/01/2031 (m)		1,270	1,683

Ambac LSNI LLC
7.319% due 02/12/2023 •		667	679

Ardonagh Midco PLC
8.375% due 07/15/2023 (m)	GBP	17,018	19,299

Athene Holding Ltd.
4.125% due 01/12/2028		$36	36

Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048 (m)		4,460	4,416

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		216	231

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		52	55
5.000% due 04/20/2048		86	91

Banco Santander S.A.
6.250% due 09/11/2021 •(i)(j)(m)	EUR	500	580

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Corp.
5.125% due 06/20/2024 •(i)		$59	$60

Bank of Ireland
7.375% due 06/18/2020 •(i)(j)	EUR	200	232

Barclays Bank PLC
7.625% due 11/21/2022 (j)		$310	341

Barclays PLC
7.125% due 06/15/2025 •(i)(j)	GBP	1,200	1,513
7.750% due 09/15/2023 •(i)(j)(m)		$2,150	2,192
7.875% due 09/15/2022 •(i)(j)	GBP	7,210	9,242
8.000% due 06/15/2024 •(i)(j)(m)		$600	631

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)		70	66

Brookfield Finance, Inc.
3.900% due 01/25/2028		110	113
4.700% due 09/20/2047 (m)		290	305

Cantor Fitzgerald LP
6.500% due 06/17/2022 (m)		13,100	14,065

CBL & Associates LP
4.600% due 10/15/2024		2	1
5.950% due 12/15/2026 (m)		3,368	2,399

Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(j)(m)		250	277

Credit Suisse Group AG
7.250% due 09/12/2025 •(i)(j)		200	214
7.500% due 07/17/2023 •(i)(j)		400	425

Emerald Bay S.A.
0.000% due 10/08/2020 (h)(m)	EUR	2,738	2,951

Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (m)		$3,000	3,162

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		617	641
6.750% due 03/15/2022 (m)		682	711

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		200	202

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		200	212

GSPA Monetization Trust
6.422% due 10/09/2029		5,623	6,581

Hampton Roads PPV LLC
6.621% due 06/15/2053		19,859	21,602

HSBC Bank PLC
6.330% due 05/18/2023		8,300	8,721

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(m)	GBP	600	768
6.000% due 09/29/2023 •(i)(j)(m)	EUR	2,400	3,044
6.500% due 03/23/2028 •(i)(j)		$700	730

Hunt Cos., Inc.
6.250% due 02/15/2026		36	34

Jefferies Finance LLC
6.250% due 06/03/2026 (m)		300	306

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		96	99

Lloyds Bank PLC
12.000% due 12/16/2024 •(i)		2,400	2,934

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)(m)		500	524
7.875% due 06/27/2029 •(i)(j)	GBP	4,910	6,861

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (m)		$7,000	6,969

Midwest Family Housing LLC
6.631% due 01/01/2051		4,870	4,874

Nationstar Mortgage LLC
6.500% due 07/01/2021		1,030	1,030

Navient Corp.
5.625% due 08/01/2033 (m)		8,064	6,733
6.500% due 06/15/2022		114	122

Newmark Group, Inc.
6.125% due 11/15/2023		40	43

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		68	70

Provident Funding Associates LP
6.375% due 06/15/2025		4	4

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	49

Schedule of Investments PIMCO High Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		$5,840	$5,950
8.625% due 08/15/2021 •(i)(j)(m)		3,700	3,945

Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(i)(j)	GBP	6,363	8,229

Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$200	200
7.375% due 10/04/2023 •(i)(j)		900	938

Springleaf Finance Corp.
6.125% due 03/15/2024		182	198
6.625% due 01/15/2028		481	519

The Doctors Co.
6.500% due 10/15/2023 (m)		10,000	10,657

TP ICAP PLC
5.250% due 01/26/2024 (m)	GBP	4,190	5,441

UniCredit SpA
7.830% due 12/04/2023 (m)		$3,300	3,834

Unigel Luxembourg S.A.
10.500% due 01/22/2024		810	888

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	234	324

Voyager Aviation Holdings LLC
8.500% due 08/15/2021		$6,510	6,738

WeWork Cos., Inc.
7.875% due 05/01/2025		104	102

			202,803

INDUSTRIALS 23.3%

Altice France S.A.
5.875% due 02/01/2027 (m)	EUR	2,357	2,852

Associated Materials LLC
9.000% due 01/01/2024		$1,102	1,044

Avon International Capital PLC
6.500% due 08/15/2022		34	35

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (m)		8,400	8,736

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		99	98

Berry Global, Inc.
4.875% due 07/15/2026		26	27

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		150	103

Bombardier, Inc.
7.875% due 04/15/2027		256	260

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (m)		2,950	3,027

Community Health Systems, Inc.
5.125% due 08/01/2021		300	298
6.250% due 03/31/2023 (m)		13,476	12,954
8.000% due 03/15/2026		763	733
8.625% due 01/15/2024 (m)		1,775	1,779

DAE Funding LLC
5.250% due 11/15/2021		382	400
5.750% due 11/15/2023		382	403

Dell International LLC
6.020% due 06/15/2026 (m)		3,572	3,950

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (m)		3,251	3,320

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (m)		11,130	11,282

Eagle Holding Co. LLC (7.750% Cash or 7.750% PIK)
7.750% due 05/15/2022 (d)		23	23

EI Group PLC
6.000% due 10/06/2023	GBP	500	623
6.875% due 05/09/2025		6,600	8,265

Envision Healthcare Corp.
8.750% due 10/15/2026 (m)		$3,318	2,314

Exela Intermediate LLC
10.000% due 07/15/2023 (m)		172	141

Fairstone Financial, Inc.
7.875% due 07/15/2024		326	337

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ferroglobe PLC
9.375% due 03/01/2022 (m)		$2,250	$1,879

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		2,240	2,163
6.875% due 03/01/2026 (m)		2,448	2,323
7.000% due 02/15/2021		224	227

Flex Ltd.
4.875% due 06/15/2029		154	160

Ford Motor Co.
7.700% due 05/15/2097 (m)		15,515	17,882

Fresh Market, Inc.
9.750% due 05/01/2023 (m)		9,300	5,766

Frontier Finance PLC
8.000% due 03/23/2022	GBP	6,600	8,301

Full House Resorts, Inc.
8.575% due 01/31/2024		$494	487
9.738% due 02/02/2024		42	41

General Electric Co.
5.000% due 01/21/2021 •(i)		373	362
5.875% due 01/14/2038		46	54
6.150% due 08/07/2037		53	63
6.875% due 01/10/2039		13	17

General Shopping Finance Ltd.
10.000% due 09/02/2019 (i)(m)		5,300	4,267

General Shopping Investments Ltd.
12.000% due 03/20/2022 ^(e)(i)		2,500	688

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		36	38

HCA, Inc.
7.500% due 11/15/2095 (m)		3,462	3,722

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		38	39

Huntsman International LLC
4.500% due 05/01/2029		17	17

iHeartCommunications, Inc.
6.375% due 05/01/2026 (m)		1,793	1,914
8.375% due 05/01/2027 (m)		3,213	3,398

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	300	336

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		200	222

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$625	625

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		461	455

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		23	21

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 (m)		2,300	2,130
8.000% due 02/15/2024		17	18
8.500% due 10/15/2024		333	334
9.750% due 07/15/2025		375	390

Intelsat Luxembourg S.A.
7.750% due 06/01/2021		5,617	5,420
8.125% due 06/01/2023 (m)		15,504	12,592

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		108	63

Melco Resorts Finance Ltd.
5.250% due 04/26/2026		700	718
5.625% due 07/17/2027		600	621

Metinvest BV
8.500% due 04/23/2026		500	533

MGM China Holdings Ltd.
5.375% due 05/15/2024		300	311

Micron Technology, Inc.
5.327% due 02/06/2029		216	230

Netflix, Inc.
4.625% due 05/15/2029 (m)	EUR	300	377

New Albertson’s LP
6.570% due 02/23/2028 (m)		$4,021	3,307

Norbord, Inc.
5.750% due 07/15/2027		8	8

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Oil & Gas Finance Ltd.
0.000% due 09/02/2019 (h)(i)		$3,371	$50

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		489	479

Outfront Media Capital LLC
5.000% due 08/15/2027		16	16

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		165	150

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		28	30

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	1,700	1,675
6.500% due 03/13/2027		$270	268
6.750% due 09/21/2047		70	64

PetSmart, Inc.
5.875% due 06/01/2025		135	134

Platin GmbH
6.875% due 06/15/2023 (m)	EUR	600	675

QVC, Inc.
5.950% due 03/15/2043 (m)		$5,000	4,854

Radiate Holdco LLC
6.875% due 02/15/2023		100	102

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026 (m)	EUR	300	358

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031 (m)	GBP	13,100	20,494

Sands China Ltd.
4.600% due 08/08/2023 (m)		$200	213
5.125% due 08/08/2025 (m)		400	441
5.400% due 08/08/2028 (m)		1,802	2,028

Scripps Escrow, Inc.
5.875% due 07/15/2027		8	8

Select Medical Corp.
6.250% due 08/15/2026 (c)		41	42

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		3,833	3,958

Syngenta Finance NV
5.182% due 04/24/2028		200	210

T-Mobile USA, Inc.
4.750% due 02/01/2028		10	10

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		73	70

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		403	380
3.250% due 04/15/2022 (m)	EUR	500	534

Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		$2,771	2,794
5.750% due 09/30/2039 (m)		4,987	5,342

Transocean Pontus Ltd.
6.125% due 08/01/2025		202	209

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		101	100

Triumph Group, Inc.
4.875% due 04/01/2021		184	183
5.250% due 06/01/2022		36	36

Trivium Packaging Finance BV
3.750% due 08/15/2026 (c)	EUR	100	115
5.500% due 08/15/2026 (c)		$200	207

United Group BV
4.375% due 07/01/2022	EUR	100	114
4.875% due 07/01/2024		100	115

Univision Communications, Inc.
5.125% due 05/15/2023		$231	230
5.125% due 02/15/2025		762	743

Vale Overseas Ltd.
6.250% due 08/10/2026		205	232
6.875% due 11/21/2036		89	108
6.875% due 11/10/2039		60	74

ViaSat, Inc.
5.625% due 09/15/2025		136	136
5.625% due 04/15/2027		81	85

VOC Escrow Ltd.
5.000% due 02/15/2028		40	41

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wyndham Destinations, Inc.
3.900% due 03/01/2023		$102	$103
4.250% due 03/01/2022		8	8
5.400% due 04/01/2024		14	15
5.750% due 04/01/2027		1,185	1,265

Wynn Macau Ltd.
5.500% due 10/01/2027		200	202

			195,223

UTILITIES 10.9%

CenturyLink, Inc.
7.200% due 12/01/2025		1,122	1,144

DTEK Finance PLC (10.750% Cash and 0.000% PIK)
10.750% due 12/31/2024 (d)		5,927	6,225

Edison International
2.400% due 09/15/2022		82	80
2.950% due 03/15/2023		7	7
5.750% due 06/15/2027		71	79

Frontier Communications Corp.
8.000% due 04/01/2027		144	151

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		14,812	15,630

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		1,113	1,110

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (d)		2,848	1,802

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		4,395	4,329

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (d)		13,066	3,854

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		1,230	1,205
2.950% due 03/01/2026 ^(e)		645	622
3.250% due 09/15/2021 ^(e)		114	112
3.250% due 06/15/2023 ^(e)		361	356
3.300% due 03/15/2027 ^(e)		992	962
3.300% due 12/01/2027 ^(e)		970	936
3.400% due 08/15/2024 ^(e)		309	311
3.500% due 10/01/2020 ^(e)(m)		12,243	12,151
3.500% due 06/15/2025 ^(e)		863	859
3.750% due 02/15/2024 ^(e)		285	290
3.750% due 08/15/2042 ^(e)		30	28
3.850% due 11/15/2023 ^(e)		140	141
4.000% due 12/01/2046 ^(e)		2	2
4.250% due 05/15/2021 ^(e)		249	248
4.250% due 08/01/2023 ^(e)		300	311
4.300% due 03/15/2045 ^(e)		186	180
4.600% due 06/15/2043 ^(e)		24	24
4.650% due 08/01/2028 ^(e)		300	317
4.750% due 02/15/2044 ^(e)		83	86
5.125% due 11/15/2043 ^(e)		685	721
5.400% due 01/15/2040 ^(e)		22	24
5.800% due 03/01/2037 ^(e)		701	789
6.050% due 03/01/2034 ^(e)		278	320
6.250% due 03/01/2039 ^(e)		108	124
6.350% due 02/15/2038 ^(e)		20	23

Petrobras Global Finance BV
5.750% due 02/01/2029		330	356
5.999% due 01/27/2028		113	124
6.250% due 12/14/2026	GBP	8,600	12,281
6.625% due 01/16/2034		200	285
6.850% due 06/05/2115		$57	62
7.375% due 01/17/2027 (m)		2,511	2,977
8.750% due 05/23/2026		119	150

Rio Oil Finance Trust
8.200% due 04/06/2028		260	297
9.250% due 07/06/2024 (m)		16,871	18,980

Southern California Edison Co.
3.650% due 03/01/2028		7	7
5.750% due 04/01/2035		14	17
6.000% due 01/15/2034		4	5
6.650% due 04/01/2029		20	24

Talen Energy Supply LLC
6.625% due 01/15/2028		40	39

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transocean Poseidon Ltd.
6.875% due 02/01/2027	$156	$167

Transocean Sentry Ltd.
5.375% due 05/15/2023	100	100

		91,424

Total Corporate Bonds & Notes (Cost $471,011)		489,450

CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

DISH Network Corp.
3.375% due 08/15/2026	5,100	4,686

Total Convertible Bonds & Notes (Cost $5,100)		4,686

MUNICIPAL BONDS & NOTES 7.9%

CALIFORNIA 0.5%

Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007
6.506% due 02/01/2031	1,855	2,230

Sacramento County, California Revenue Bonds, Series 2013
7.250% due 08/01/2025	1,500	1,884

		4,114

DISTRICT OF COLUMBIA 1.3%

District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035	9,740	11,107

ILLINOIS 2.8%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	11,840
7.517% due 01/01/2040	9,805	11,446

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	45	53
7.350% due 07/01/2035	30	36

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033 (m)	365	377

		23,752

NEW YORK 0.2%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	1,260	1,260

TEXAS 1.3%

El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,535	10,848

VIRGINIA 0.2%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,335	1,268

WEST VIRGINIA 1.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	66,200	4,020
7.467% due 06/01/2047	9,520	9,617

		13,637

Total Municipal Bonds & Notes (Cost $57,000)		65,986

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 3.0%

Fannie Mae
3.500% due 09/25/2027 (a)	$320	$28
5.020% due 10/25/2041	341	360
6.936% due 05/25/2043 •	422	508
10.000% due 01/25/2034 •	217	276

Freddie Mac
0.000% due 02/25/2046 (b)(h)	9,467	8,551
0.100% due 02/25/2046 (a)	114,561	131
2.553% due 11/25/2055 «~	13,929	8,399
3.775% due 07/15/2035 •(a)	939	136
3.875% due 02/15/2042 •(a)	1,747	229
4.000% due 08/15/2020 (a)	69	1
4.500% due 10/15/2037 (a)	434	18
4.815% due 08/15/2036 •(a)	546	118
5.000% due 06/15/2033 (a)	1,281	199
8.350% due 05/15/2033 •	48	59
11.466% due 10/25/2027 •	4,318	5,718

Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	2,459	262
3.979% due 02/20/2042 •(a)	6,112	347
4.500% due 07/20/2042 (a)	197	32
5.000% due 09/20/2042 (a)	341	68

Total U.S. Government Agencies (Cost $25,368)		25,440

NON-AGENCY MORTGAGE-BACKED SECURITIES 18.4%

Adjustable Rate Mortgage Trust
2.606% due 05/25/2036 •	3,732	2,107

Banc of America Alternative Loan Trust
2.626% due 06/25/2037 •	3,674	2,867
3.334% due 06/25/2046 ^•(a)	5,204	513
4.374% due 06/25/2037 ^•(a)	3,990	706

Banc of America Funding Trust
6.000% due 07/25/2037 ^	498	481
6.250% due 10/26/2036	7,931	6,816

Banc of America Mortgage Trust
4.479% due 02/25/2036 ^~	15	15

BCAP LLC Trust
4.892% due 03/26/2037 þ	1,455	1,694
6.000% due 10/26/2036 ~	5,067	5,120
6.000% due 05/26/2037 ~	6,518	4,745
6.046% due 09/26/2036 ~	5,792	5,753
31.821% due 06/26/2036 ~	615	371

Bear Stearns Adjustable Rate Mortgage Trust
3.707% due 11/25/2034 ~	56	54

Bellemeade Re Ltd.
8.566% due 07/25/2025 •	1,250	1,254

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	339	231

CD Mortgage Trust
5.688% due 10/15/2048	2,883	1,499

Chase Mortgage Finance Trust
4.114% due 09/25/2036 ^~	83	78
4.265% due 12/25/2035 ^~	17	16
5.500% due 05/25/2036 ^	3	3

Citigroup Commercial Mortgage Trust
5.590% due 12/10/2049 ~	5,576	3,686

Citigroup Mortgage Loan Trust
3.739% due 08/25/2037 ^~	116	104
4.314% due 11/25/2035 ~	16,268	12,855
4.514% due 07/25/2037 ^~	101	101
6.500% due 09/25/2036	4,033	3,209

Commercial Mortgage Loan Trust
6.036% due 12/10/2049 ~	12,125	7,956

Countrywide Alternative Loan Trust
2.516% due 12/25/2046 •	3,065	2,852
2.734% due 04/25/2035 •(a)	3,573	260
4.409% due 02/25/2037 ^~	200	196
4.953% due 07/25/2021 ^~	186	184
6.000% due 02/25/2037 ^	5,585	3,650
6.250% due 12/25/2036 ^•	2,992	2,142
6.500% due 06/25/2036 ^	848	642

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	51

Schedule of Investments PIMCO High Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
3.084% due 12/25/2036 •(a)		$2,908	$403
3.842% due 09/20/2036 ^~		419	368
4.011% due 09/25/2047 ^~		37	35

Credit Suisse Commercial Mortgage Trust
5.771% due 02/15/2039 ~		73	73
5.869% due 09/15/2040 ~		3,080	2,344

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		1,913	1,756

Eurosail PLC
2.139% due 06/13/2045 •	GBP	3,347	3,093
4.789% due 06/13/2045 •		988	1,043

Grifonas Finance PLC
0.050% due 08/28/2039 •	EUR	4,199	4,325

HarborView Mortgage Loan Trust
4.425% due 08/19/2036 ^~		$365	342
4.526% due 08/19/2036 ^~		16	15

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •	EUR	5,495	5,500

JPMorgan Alternative Loan Trust
3.883% due 03/25/2037 ^~		$5,172	5,060

JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		2,882	3,409
5.623% due 05/12/2045		1,464	859

JPMorgan Mortgage Trust
3.710% due 07/27/2037 ~		4,169	2,961
4.354% due 01/25/2037 ^•(a)		17,788	5,295

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		1,139	814
5.562% due 02/15/2040 ~		616	373

Lehman XS Trust
2.486% due 06/25/2047 •		2,757	2,513

Motel 6 Trust
9.252% due 08/15/2019 •		10,235	10,391

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.509% due 04/25/2036 ^~		5,360	4,881

Nomura Resecuritization Trust
5.503% due 07/26/2035 ~		4,477	4,209

Residential Asset Securitization Trust
6.250% due 10/25/2036 ^		484	495
6.250% due 09/25/2037 ^		4,803	2,969
6.500% due 08/25/2036 ^		815	430

Structured Adjustable Rate Mortgage Loan Trust
4.231% due 01/25/2036 ^~		160	120
4.424% due 04/25/2047 ~		466	347

Structured Asset Mortgage Investments Trust
2.456% due 07/25/2046 ^•		10,446	8,411

WaMu Mortgage Pass-Through Certificates Trust
3.492% due 05/25/2037 ^~		125	105

Washington Mutual Mortgage Pass-Through Certificates Trust
4.414% due 04/25/2037 •(a)		10,823	3,254
6.500% due 03/25/2036 ^		7,048	5,878

Total Non-Agency Mortgage-Backed Securities (Cost $137,773)			154,231

ASSET-BACKED SECURITIES 14.4%

ACE Securities Corp. Home Equity Loan Trust
2.406% due 07/25/2036 •		2,627	2,260

Apidos CLO
0.000% due 07/22/2026 «~		3,000	0

Argent Securities Trust
2.456% due 03/25/2036 •		5,699	3,598

Avoca CLO DAC
0.000% due 10/15/2030 ~	EUR	2,150	1,479

Belle Haven ABS CDO Ltd.
2.539% due 07/05/2046 •		$185,947	335

Carlyle Global Market Strategies CLO Ltd.
0.000% due 10/15/2031 ~		4,200	3,631

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	623
0.000% due 01/25/2032 ~		2,200	1,930

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		$4,000	$1,996
0.000% due 10/22/2031 ~		3,000	1,552

Citigroup Mortgage Loan Trust
2.426% due 12/25/2036 •		5,758	3,898

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,854
3.600% due 11/27/2028		1,197	1,327
4.500% due 11/27/2028		1,047	1,161
6.200% due 11/27/2028		1,296	1,437

Countrywide Asset-Backed Certificates Trust
2.536% due 09/25/2046 •		$14,067	10,209

CVC Cordatus Loan Fund DAC
0.000% due 04/15/2032 ~	EUR	2,500	1,660

Duke Funding Ltd.
3.205% due 08/07/2033 •		$16,459	5,602

Glacier Funding CDO Ltd.
2.835% due 08/04/2035 •		6,890	1,690

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	1,000	685

Halcyon Loan Advisors European Funding BV
0.000% due 04/15/2030 ~		1,100	886

Jay Park CLO Ltd.
0.000% due 10/20/2027 ~		$7,503	4,413

Long Beach Mortgage Loan Trust
2.456% due 02/25/2036 •		1,312	1,123

Man GLG Euro CLO
0.000% due 10/15/2030 ~	EUR	4,150	3,707

Marlette Funding Trust
0.000% due 12/15/2028 «(h)		$24	7,133
0.000% due 04/16/2029 «(h)		7	1,896
0.000% due 07/16/2029 «(h)		10	4,068

Merrill Lynch Mortgage Investors Trust
2.426% due 04/25/2037 •		857	517
5.953% due 03/25/2037 þ		3,686	1,036

Morgan Stanley Mortgage Loan Trust
3.463% due 11/25/2036 ^•		810	399
5.965% due 09/25/2046 ^þ		7,297	4,158

People’s Financial Realty Mortgage Securities Trust
2.426% due 09/25/2036 •		21,446	6,073

Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^		7,562	4,369
7.238% due 09/25/2037 ^þ		6,542	3,778

Sherwood Funding CDO Ltd.
2.781% due 11/06/2039 •		34,892	10,729

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)		5	4,113

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(h)		62	2,900
0.000% due 11/25/2026 «(h)		94	5,781

South Coast Funding Ltd.
3.145% due 08/10/2038 •		26,284	4,915

Specialty Underwriting & Residential Finance Trust
3.241% due 06/25/2036 •		409	98

Washington Mutual Asset-Backed Certificates Trust
2.416% due 05/25/2036 •		230	195

Total Asset-Backed Securities (Cost $144,841)			120,214

SOVEREIGN ISSUES 4.5%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	200	179
3.380% due 12/31/2038 þ		4,410	2,877
5.250% due 01/15/2028		200	166
6.250% due 11/09/2047		100	82
7.820% due 12/31/2033		1,119	1,039
51.264% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	89,562	1,781
51.603% (BADLARPP) due 10/04/2022 ~(a)		77	2
53.531% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		1,600	35
61.675% due 06/21/2020 ~(a)		394,507	8,798

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Autonomous City of Buenos Aires Argentina
52.508% due 03/29/2024 •(a)	ARS	118,268	$2,180

Autonomous Community of Catalonia
4.900% due 09/15/2021 (m)	EUR	2,350	2,812

Export-Credit Bank of Turkey
8.250% due 01/24/2024		$200	211

Peru Government International Bond
5.400% due 08/12/2034	PEN	122	39
5.940% due 02/12/2029		1,278	433
6.150% due 08/12/2032		245	85
6.350% due 08/12/2028		8,851	3,073
6.900% due 08/12/2037		52	19
6.950% due 08/12/2031		3,295	1,218
8.200% due 08/12/2026		1,667	634

Provincia de Buenos Aires
53.017% due 04/12/2025 ~(a)	ARS	267,665	4,618

Republic of Greece Government International Bond
3.000% due 02/24/2023 þ	EUR	25	30
3.000% due 02/24/2024 þ		25	31
3.000% due 02/24/2025 þ		25	31
3.000% due 02/24/2026 þ		25	31
3.000% due 02/24/2027 þ		25	31
3.000% due 02/24/2028 þ		25	31
3.000% due 02/24/2029 þ		25	31
3.000% due 02/24/2030 þ		25	31
3.000% due 02/24/2031 þ		25	31
3.000% due 02/24/2032 þ		25	31
3.000% due 02/24/2033 þ		25	31
3.000% due 02/24/2034 þ		25	31
3.000% due 02/24/2035 þ		25	31
3.000% due 02/24/2036 þ		25	31
3.000% due 02/24/2037 þ		25	32
3.000% due 02/24/2038 þ		25	31
3.000% due 02/24/2039 þ		25	31
3.000% due 02/24/2040 þ		25	31
3.000% due 02/24/2041 þ		25	31
3.000% due 02/24/2042 þ		25	31

Turkey Government International Bond
3.250% due 06/14/2025		100	108
4.625% due 03/31/2025		2,300	2,645
5.200% due 02/16/2026		800	928
7.625% due 04/26/2029 (m)		$2,600	2,736

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		365	59
8.250% due 10/13/2024 ^(e)		34	6
9.250% due 09/15/2027 ^(e)		452	73

Total Sovereign Issues (Cost $50,154)			37,456

		SHARES
COMMON STOCKS 1.4%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (f)		754,306	2,286

iHeartMedia, Inc.		566	8

iHeartMedia, Inc. ‘A’ (f)		42,128	630

			2,924

CONSUMER DISCRETIONARY 0.8%

Caesars Entertainment Corp. (f)		584,952	6,926

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(k)		66,131	129

INDUSTRIALS 0.2%

Westmoreland Mining Holdings LLC «(k)		88,291	1,280

Total Common Stocks (Cost $15,466)			11,259

WARRANTS 0.9%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.		274,379	4,105

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.4%

Sequa Corp. - Exp. 04/28/2024 «	1,795,000	$3,328

Total Warrants (Cost $5,892)		7,433

PREFERRED SECURITIES 8.8%

BANKING & FINANCE 3.0%

Nationwide Building Society
10.250% ~	94,345	17,669

OCP CLO Ltd.
0.000% due 04/26/2028 (h)	8,700	7,155

		24,824

INDUSTRIALS 5.8%

Sequa Corp.
9.000% «	40,580	48,647

Total Preferred Securities (Cost $59,481)		73,471

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.4%

REAL ESTATE 2.4%

VICI Properties, Inc.		934,782	$19,948

Total Real Estate Investment Trusts (Cost $12,650)			19,948

SHORT-TERM INSTRUMENTS 2.9%

REPURCHASE AGREEMENTS (l) 2.2%
			18,700

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.2%
46.694% due 09/13/2019 - 05/29/2020 (g)(h)	ARS	63,886	1,574

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.5%
2.134% due 08/13/2019 - 08/20/2019 (g)(h)(o)(q)	$4,427	$4,424

Total Short-Term Instruments (Cost $24,767)		24,698

Total Investments in Securities (Cost $1,087,235)		1,106,374

Total Investments 132.3% (Cost $1,087,235)		$1,106,374

Financial Derivative Instruments (n)(p) 1.9% (Cost or Premiums, net $133,895)		16,086

Auction Rate Preferred Shares (6.9)%		(58,050)

Other Assets and Liabilities, net (27.3)%		(228,422)

Net Assets Applicable to Common Shareholders 100.0%		$835,988

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 10/17/2016	$2,028	$129	0.02%
Westmoreland Mining Holdings LLC	07/11/2016 - 10/19/2016	2,160	1,280	0.15

		$4,188	$1,409	0.17%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	2.680%	07/31/2019	08/01/2019	$5,400	U.S. Treasury Notes 1.625% due 02/15/2026	$(5,515)	$5,400	$5,400
RDR	2.650	07/31/2019	08/01/2019	13,300	U.S. Treasury Notes 2.750% due 08/31/2023	(13,585)	13,300	13,301

Total Repurchase Agreements						$(19,100)	$18,700	$18,701

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	53

Schedule of Investments PIMCO High Income Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	(0.500)%	07/11/2019	TBD	(3)	$	(368)	$(368)
	1.400	07/11/2019	TBD	(3)		(1,250)	(1,251)
	1.400	07/11/2019	TBD	(3)		(874)	(875)
BPS	2.780	07/31/2019	10/31/2019			(6,313)	(6,314)
BRC	(0.500)	03/21/2019	TBD	(3)	GBP	(4,399)	(5,339)
	2.200	12/24/2018	TBD	(3)	$	(3,663)	(3,712)
CIW	2.500	08/02/2019	08/30/2019			(20,707)	(20,707)
	2.620	07/30/2019	08/06/2019			(2,582)	(2,582)
	2.730	07/05/2019	08/01/2019			(175)	(175)
	2.730	07/05/2019	08/02/2019			(20,662)	(20,704)
DEU	1.250	06/12/2019	TBD	(3)		(1,233)	(1,235)
FOB	2.680	07/10/2019	08/09/2019			(3,556)	(3,562)
JML	(0.320)	07/16/2019	09/03/2019		EUR	(2,355)	(2,607)
	(0.300)	06/03/2019	09/03/2019			(276)	(305)
	(0.250)	06/03/2019	09/02/2019			(677)	(750)
	(0.200)	06/03/2019	09/02/2019			(2,227)	(2,464)
	(0.200)	06/03/2019	09/03/2019			(527)	(583)
	(0.150)	03/01/2019	TBD	(3)		(2,008)	(2,221)
	(0.150)	06/05/2019	09/04/2019			(2,272)	(2,515)
	0.250	04/03/2018	TBD	(3)	GBP	(1,041)	(1,271)
	0.950	06/04/2019	09/03/2019			(536)	(653)
	0.950	07/31/2019	08/14/2019			(3,930)	(4,779)
MEI	2.670	07/31/2019	08/29/2019		$	(2,417)	(2,417)
NOM	1.000	07/10/2019	TBD	(3)		(3,866)	(3,868)
	1.000	07/10/2019	TBD	(3)		(3,795)	(3,797)
	2.800	07/31/2019	08/14/2019			(2,908)	(2,908)
	2.800	08/01/2019	08/15/2019			(4,010)	(4,010)
	2.950	07/12/2019	08/05/2019			(5,121)	(5,129)
	2.950	07/31/2019	08/12/2019			(1,855)	(1,855)
	3.000	07/12/2019	08/01/2019			(3,974)	(3,981)
	3.000	07/31/2019	08/02/2019			(653)	(653)
	3.000	08/01/2019	08/02/2019			(276)	(276)
RTA	2.655	08/01/2019	09/03/2019			(7,725)	(7,725)
	2.659	07/30/2019	08/30/2019			(14,388)	(14,390)
	2.659	08/01/2019	08/30/2019			(2,941)	(2,941)
	2.708	07/23/2019	10/23/2019			(2,803)	(2,805)
	2.970	05/20/2019	08/20/2019			(2,583)	(2,599)
	3.179	03/12/2019	09/12/2019			(4,016)	(4,066)
SOG	2.930	07/31/2019	08/30/2019			(334)	(334)
	3.020	07/11/2019	08/12/2019			(5,464)	(5,474)
	3.150	05/01/2019	08/01/2019			(7,570)	(7,631)
UBS	(0.250)	06/10/2019	09/10/2019		EUR	(447)	(495)
	0.950	06/03/2019	09/03/2019		GBP	(14,112)	(17,189)
	2.710	07/30/2019	10/30/2019		$	(3,999)	(4,000)
	2.720	06/05/2019	09/05/2019			(16,514)	(16,585)
	2.750	07/16/2019	10/16/2019			(8,089)	(8,099)
	2.780	07/12/2019	08/13/2019			(288)	(288)
	2.800	07/17/2019	08/16/2019			(4,571)	(4,576)
	2.810	05/06/2019	08/06/2019			(6,478)	(6,522)
	2.810	07/30/2019	10/30/2019			(3,728)	(3,729)
	2.890	06/12/2019	09/12/2019			(9,447)	(9,485)
	2.900	06/07/2019	09/09/2019			(4,253)	(4,272)
	2.950	06/04/2019	09/04/2019			(1,421)	(1,428)
	3.000	04/05/2019	TBD	(3)		(9,035)	(9,124)
	3.010	05/06/2019	08/06/2019			(10,969)	(11,049)
	3.010	07/18/2019	08/06/2019			(2,966)	(2,969)
	3.020	06/05/2019	09/05/2019			(230)	(231)
	3.030	05/02/2019	08/05/2019			(7,712)	(7,771)
	3.050	06/04/2019	09/04/2019			(5,107)	(5,132)

Total Reverse Repurchase Agreements							$(274,775)

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(2,494)	$0	$(2,494)	$2,776	$282
BPS	0	(6,314)	0	(6,314)	7,292	978
BRC	0	(9,051)	0	(9,051)	9,391	340
CIW	0	(44,168)	0	(44,168)	24,722	(19,446)
DEU	0	(1,235)	0	(1,235)	1,377	142
FOB	0	(3,562)	0	(3,562)	3,834	272
JML	0	(18,148)	0	(18,148)	20,849	2,701
JPS	5,400	0	0	5,400	(5,515)	(115)
MEI	0	(2,417)	0	(2,417)	2,736	319
NOM	0	(26,477)	0	(26,477)	23,814	(2,663)
RDR	13,301	0	0	13,301	(13,585)	(284)
RTA	0	(34,526)	0	(34,526)	31,601	(2,925)
SOG	0	(13,439)	0	(13,439)	14,537	1,098
UBS	0	(112,944)	0	(112,944)	125,765	12,821

Total Borrowings and Other Financing Transactions	$18,701	$(274,775)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(11,787)	$(98,145)	$(77,199)	$(46,735)	$(233,866)
Municipal Bonds & Notes	0	0	0	(368)	(368)
Sovereign Issues	0	(2,417)	(2,465)	0	(4,882)

Total Borrowings	$(11,787)	$(100,562)	$(79,664)	$(47,103)	$(239,116)

Payable for reverse repurchase agreements(5)					$(239,116)

(m)	Securities with an aggregate market value of $271,276 and cash of $528 have been pledged as collateral under the terms of the above master agreements as of July 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended July 31, 2019 was $(168,467) at a weighted average interest rate of 2.519%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(35,659) is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	57.963%	$9,600	$(317)	$(2,585)	$(2,902)	$0	$(96)
General Electric Co.	1.000	Quarterly	12/20/2023	0.654	900	(49)	63	14	1	0

						$(366)	$(2,522)	$(2,888)	$1	$(96)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	55

Schedule of Investments PIMCO High Income Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.860%	Semi-Annual	04/26/2023		$293,300	$(803)	$13,986	$13,183	$0	$(110)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		155,200	5,684	(6,682)	(998)	52	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		234,200	(3,983)	(9,209)	(13,192)	0	(61)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		79,200	1,687	5,908	7,595	226	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		617,800	110,476	53,088	163,564	5,740	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		613,500	23,493	(66,634)	(43,141)	0	(5,954)
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	08/19/2021	EUR	663,900	(1,308)	(5,341)	(6,649)	0	(158)
Receive(5)	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024		25,600	4	(872)	(868)	0	(34)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		442,600	442	33,187	33,629	1,734	0
Receive(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		21,400	(189)	(1,554)	(1,743)	0	(93)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		2,200	(44)	(66)	(110)	0	(10)
Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		115,100	478	(26,672)	(26,194)	0	(1,814)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	55,200	(394)	(3,775)	(4,169)	0	(211)

							$135,543	$(14,636)	$120,907	$7,752	$(8,445)

Total Swap Agreements							$135,177	$(17,158)	$118,019	$7,753	$(8,541)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$7,753	$7,753	$0	$0	$(8,541)	$(8,541)

(o)

Securities with an aggregate market value of $3,947 and cash of $24,388 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2019		$54,254	EUR	48,685	$0	$(360)
	09/2019	EUR	48,684		$54,393	362	0

BPS	08/2019	ARS	478,264		10,700	3	(95)
	08/2019	BRL	618		164	2	0
	08/2019	GBP	83,896		106,548	4,521	0
	08/2019		$164	BRL	618	0	(2)
	08/2019		1,694	GBP	1,351	0	(51)
	09/2019	PEN	4,622		$1,398	2	0

BRC	10/2019		$8,118	MXN	158,995	87	0

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	08/2019	EUR	48,685		$55,471	$1,577	$0
	08/2019	GBP	1,011		1,262	33	0
	08/2019		$1,113	RUB	73,236	35	0
	09/2019	PEN	107		$32	0	0
	10/2019	MXN	158,995		8,261	56	0
	10/2019		$5,846	RUB	373,279	0	(40)
	01/2020		8,119	MXN	158,995	0	(50)

DUB	08/2019	PEN	122		$37	0	0
	09/2019		127		38	0	0

HUS	08/2019		80		24	0	0

JPM	09/2019		$4,122	GBP	3,382	0	(3)

MYI	08/2019		103,023		83,556	0	(1,410)
	09/2019	GBP	83,556		$103,179	1,407	0

SCX	08/2019	BRL	618		164	2	0
	08/2019		$164	BRL	618	0	(2)
	09/2019	BRL	618		$163	2	0
	10/2019		$1,923	RUB	122,610	0	(15)

SOG	08/2019	EUR	442		$500	10	0

Total Forward Foreign Currency Contracts						$8,099	$(2,028)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.731%	$1,700	$(332)	$272	$0	$(60)

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.731	2,200	(437)	359	0	(78)

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.731	2,800	(581)	482	0	(99)

							$(1,350)	$1,113	$0	$(237)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$	600,000	$68	$8,231	$8,299	$0

GLM	Pay	6-Month EUR-EURIBOR	0.330	Annual	09/06/2024	EUR	622,400	0	1,952	1,952	0

MYC	Pay	6-Month EUR-EURIBOR	0.340	Annual	09/11/2024		246,700	0	789	789	0

								$68	$10,972	$11,040	$0

Total Swap Agreements								$(1,282)	$12,085	$11,040	$(237)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$362	$0	$0	$362	$(360)	$0	$0	$(360)	$2	$0	$2
BPS	4,528	0	0	4,528	(148)	0	(60)	(208)	4,320	(4,400)	(80)
BRC	87	0	0	87	0	0	0	0	87	0	87
CBK	1,701	0	0	1,701	(90)	0	0	(90)	1,611	(1,190)	421
DUB	0	0	8,299	8,299	0	0	0	0	8,299	(10,110)	(1,811)
GLM	0	0	1,952	1,952	0	0	0	0	1,952	(1,980)	(28)
GST	0	0	0	0	0	0	(78)	(78)	(78)	241	163
HUS	0	0	0	0	0	0	(99)	(99)	(99)	235	136
JPM	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
MYC	0	0	789	789	0	0	0	0	789	(870)	(81)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	57

Schedule of Investments PIMCO High Income Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
MYI	$1,407	$0	$0	$1,407	$(1,410)	$0	$0	$(1,410)	$(3)	$0	$(3)
SCX	4	0	0	4	(17)	0	0	(17)	(13)	0	(13)
SOG	10	0	0	10	0	0	0	0	10	0	10

Total Over the Counter	$8,099	$0	$11,040	$19,139	$(2,028)	$0	$(237)	$(2,265)

(q)

Securities with an aggregate market value of $476 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$7,752	$7,753

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,099	$0	$8,099
Swap Agreements	0	0	0	0	11,040	11,040

	$0	$0	$0	$8,099	$11,040	$19,139

	$0	$1	$0	$8,099	$18,792	$26,892

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$96	$0	$0	$8,445	$8,541

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,028	$0	$2,028
Swap Agreements	0	237	0	0	0	237

	$0	$237	$0	$2,028	$0	$2,265

	$0	$333	$0	$2,028	$8,445	$10,806

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$733	$0	$0	$(8,299)	$(7,566)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,216	$0	$11,216
Swap Agreements	0	68	0	0	10,337	10,405

	$0	$68	$0	$11,216	$10,337	$21,621

	$0	$801	$0	$11,216	$2,038	$14,055

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(2,952)	$0	$0	$(2,060)	$(5,012)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,347	$0	$5,347
Swap Agreements	0	564	0	0	12,018	12,582

	$0	$564	$0	$5,347	$12,018	$17,929

	$0	$(2,388)	$0	$5,347	$9,958	$12,917

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$65,380	$6,722	$72,102
Corporate Bonds & Notes
Banking & Finance	0	202,803	0	202,803
Industrials	0	195,223	0	195,223
Utilities	0	91,424	0	91,424
Convertible Bonds & Notes
Industrials	0	4,686	0	4,686
Municipal Bonds & Notes
California	0	4,114	0	4,114
District of Columbia	0	11,107	0	11,107
Illinois	0	23,752	0	23,752
New York	0	1,260	0	1,260
Texas	0	10,848	0	10,848
Virginia	0	1,268	0	1,268
West Virginia	0	13,637	0	13,637
U.S. Government Agencies	0	17,041	8,399	25,440
Non-Agency Mortgage-Backed Securities	0	154,231	0	154,231
Asset-Backed Securities	0	94,323	25,891	120,214
Sovereign Issues	0	37,456	0	37,456
Common Stocks
Communication Services	2,916	8	0	2,924
Consumer Discretionary	6,926	0	0	6,926
Energy	0	129	0	129
Industrials	0	0	1,280	1,280
Warrants
Communication Services	0	4,105	0	4,105
Industrials	0	0	3,328	3,328
Preferred Securities
Banking & Finance	0	24,824	0	24,824
Industrials	0	0	48,647	48,647

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2019
Real Estate Investment Trusts
Real Estate	$19,948	$0	$0	$19,948
Short-Term Instruments
Repurchase Agreements	0	18,700	0	18,700
Argentina Treasury Bills	0	1,574	0	1,574
U.S. Treasury Bills	0	4,424	0	4,424

Total Investments	$29,790	$982,317	$94,267	$1,106,374

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	7,753	0	7,753
Over the counter	0	19,139	0	19,139

	$0	$26,892	$0	$26,892

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(8,541)	0	(8,541)
Over the counter	0	(2,265)	0	(2,265)

	$0	$(10,806)	$0	$(10,806)

Total Financial Derivative Instruments	$0	$16,086	$0	$16,086

Totals	$29,790	$998,403	$94,267	$1,122,460

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	59

Schedule of Investments PIMCO High Income Fund (Cont.)

July 31, 2019

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2019:

Category and Subcategory	Beginning Balance at 07/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$719	$10,658	$(605)	$(59)	$2	$(3,536)	$0	$(457)	$6,722	$(3,527)
Corporate Bonds & Notes
Industrials	1,167	0	(4)	5	0	(6)	0	(1,162)	0	0
U.S. Government Agencies	8,473	0	(161)	229	60	(202)	0	0	8,399	(205)
Asset-Backed Securities	0	45,512	(11,883)	414	0	(8,152)	0	0	25,891	(8,152)
Common Stocks
Financials	5,445	0	(5,173)	0	542	(814)	0	0	0	0
Industrials	0	2,160	0	0	0	(880)	0	0	1,280	(880)
Warrants
Industrials	450	0	0	0	0	2,878	0	0	3,328	2,878
Preferred Securities
Industrials	33,520	2,897	0	0	0	12,230	0	0	48,647	12,230

Totals	$49,774	$61,227	$(17,826)	$589	$604	$1,518	$0	$(1,619)	$94,267	$2,344

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$101	Proxy Pricing	Base Price	100.733
	6,621	Third Party Vendor	Broker Quote	78.500-101.125
U.S. Government Agencies	8,399	Proxy Pricing	Base Price	59.945
Asset-Backed Securities	7,133	IO Weighted Average Life	Base Price	29,408.930
	18,758	Proxy Pricing	Base Price	0.010-91,496.150
Common Stocks
Industrials	1,280	Other Valuation Techniques(2)	—	—
Warrants
Industrials	3,328	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	48,647	Fundamental Valuation	Company Equity Value	$892,210,966.000

Total	$94,267

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Income Strategy Fund

July 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 8.6%

Advanz Pharma Corp.
7.825% (LIBOR03M + 5.500%) due 09/06/2024 ~	$2,373	$2,314

Altice France S.A.
6.325% (LIBOR03M + 4.000%) due 08/14/2026 ~	99	98

Avantor, Inc.
5.234% (LIBOR03M + 3.000%) due 11/21/2024 ~	19	19

Bausch Health Cos., Inc.
5.129% (LIBOR03M + 2.750%) due 11/27/2025 ~	1	1

Diamond Resorts Corp.
5.984% (LIBOR03M + 3.750%) due 09/02/2023 ~	208	199

Dubai World (2.500% Cash and 1.750% PIK)
4.250% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)	197	187

Emerald TopCo, Inc.
TBD% due 07/24/2026	55	55

Envision Healthcare Corp.
5.984% (LIBOR03M + 3.750%) due 10/10/2025 ~	2,659	2,291

Financial & Risk U.S. Holdings, Inc.
5.984% (LIBOR03M + 3.750%) due 10/01/2025 ~	349	349

Forbes Energy Services LLC (5.000% Cash and 11.000% PIK)
16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)	217	217

Frontier Communications Corp.
5.990% (LIBOR03M + 3.750%) due 06/15/2024 ~	295	292

iHeartCommunications, Inc.
6.579% (LIBOR03M + 4.000%) due 05/01/2026 ~	2,739	2,765

IRB Holding Corp.
5.550% - 5.556% (LIBOR03M + 3.250%) due 02/05/2025 ~	407	406

McDermott Technology Americas, Inc.
7.234% (LIBOR03M + 5.000%) due 05/09/2025 ~	498	477

Messer Industrie GmbH
4.830% (LIBOR03M + 2.500%) due 03/01/2026 ~	44	44

MH Sub LLC
5.984% (LIBOR03M + 3.750%) due 09/13/2024 ~	59	59

Nascar Holdings, Inc.
TBD% due 07/26/2026	37	37

NCI Building Systems, Inc.
6.119% (LIBOR03M + 3.750%) due 04/12/2025 ~	20	19

Neiman Marcus Group Ltd. LLC
8.380% (LIBOR03M + 6.000%) due 10/25/2023 ~	5,675	4,882
8.880% (LIBOR03M + 6.500%) due 10/25/2023 ~	3,396	2,935

Nestle Skin Health
TBD% due 07/16/2026	100	100

Ortho-Clinical Diagnostics S.A.
5.563% (LIBOR03M + 3.250%) due 06/30/2025 ~	303	295

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^(e)	100	98

Panther BF Aggregator LP
5.734% (LIBOR03M + 3.500%) due 04/30/2026 ~	20	20

PetSmart, Inc.
6.380% (LIBOR03M + 4.000%) due 03/11/2022 ~	33	33

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequa Mezzanine Holdings LLC
7.560% (LIBOR03M + 5.000%) due 11/28/2021 ~		$108	$107
11.266% (LIBOR03M + 9.000%) due 04/28/2022 ~		40	39

Sinclair Television Group, Inc.
TBD% due 07/17/2026		30	30

Sprint Communications, Inc.
4.750% (LIBOR03M + 2.500%) due 02/02/2024 ~		782	781

Starfruit Finco BV
5.610% (LIBOR03M + 3.250%) due 10/01/2025 ~		100	98

Syniverse Holdings, Inc.
7.325% (LIBOR03M + 5.000%) due 03/09/2023 ~		3,545	3,260

U.S. Renal Care, Inc.
7.250% (LIBOR03M + 5.000%) due 06/26/2026 ~		54	53

Univision Communications, Inc.
4.984% (LIBOR03M + 2.750%) due 03/15/2024 ~		1,712	1,680

West Corp.
6.522% (LIBOR03M + 4.000%) due 10/10/2024 ~		26	24

Westmoreland Mining Holdings LLC
10.660% (LIBOR03M + 8.250%) due 03/15/2022 «~		692	699

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(d)		1,540	1,209

Whatabrands LLC
TBD% due 07/23/2026		11	11

Total Loan Participations and Assignments (Cost $28,426)			26,183

CORPORATE BONDS & NOTES 57.7%

BANKING & FINANCE 24.8%

Ally Financial, Inc.
8.000% due 11/01/2031		537	718

Ambac LSNI LLC
7.319% due 02/12/2023 •		256	261

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	5,925	6,719
8.625% due 07/15/2023		$200	185

Athene Holding Ltd.
4.125% due 01/12/2028		11	11

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		73	78

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		17	18
5.000% due 04/20/2048		30	32

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(j)(k)	EUR	1,000	1,133

Banco Santander S.A.
6.250% due 09/11/2021 •(j)(k)		200	232

Bank of America Corp.
5.125% due 06/20/2024 •(j)		$59	60

Barclays PLC
3.250% due 01/17/2033	GBP	100	120
7.125% due 06/15/2025 •(j)(k)		5,100	6,429
7.750% due 09/15/2023 •(j)(k)(n)		$400	408
8.000% due 06/15/2024 •(j)(k)(n)		200	210

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)		35	33

Brookfield Finance, Inc.
3.900% due 01/25/2028		36	37
4.700% due 09/20/2047 (n)		96	101

Cantor Fitzgerald LP
4.875% due 05/01/2024		15	16
6.500% due 06/17/2022 (n)		3,000	3,221

CBL & Associates LP
5.950% due 12/15/2026 (n)		3,880	2,764

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)		$200	$213
7.500% due 12/11/2023 •(j)(k)		640	708
7.500% due 12/11/2023 •(j)(k)(n)		2,900	3,207

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	846	912

EPR Properties
4.750% due 12/15/2026 (n)		$1,031	1,094

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		1,700	1,792

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		219	227
6.750% due 03/15/2022		232	242

GSPA Monetization Trust
6.422% due 10/09/2029		1,584	1,854

HSBC Bank PLC
6.330% due 05/23/2023		2,800	2,942

HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(k)(n)	GBP	200	256
6.000% due 09/29/2023 •(j)(k)(n)	EUR	1,800	2,283
6.500% due 03/23/2028 •(j)(k)		$200	209

Hunt Cos., Inc.
6.250% due 02/15/2026		12	11

Jefferies Finance LLC
6.250% due 06/03/2026		255	260

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		32	33

Lloyds Bank PLC
12.000% due 12/16/2024 •(j)		300	367

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(j)(k)(n)		2,900	3,039
7.875% due 06/27/2029 •(j)(k)	GBP	3,219	4,498

Nationstar Mortgage LLC
6.500% due 07/01/2021		$346	346

Navient Corp.
5.625% due 08/01/2033		31	26
6.500% due 06/15/2022		38	41
7.250% due 09/25/2023		2,974	3,256

Newmark Group, Inc.
6.125% due 11/15/2023		28	30

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		792	819

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(j)(k)(n)		1,400	1,426
8.000% due 08/10/2025 •(j)(k)(n)		3,000	3,221
8.625% due 08/15/2021 •(j)(k)(n)		1,000	1,066

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)	GBP	2,850	3,632
7.375% due 06/24/2022 •(j)(k)		1,800	2,328

Societe Generale S.A.
7.375% due 10/04/2023 •(j)(k)		$300	313

Spirit Realty LP
4.450% due 09/15/2026 (n)		500	525

Springleaf Finance Corp.
5.625% due 03/15/2023		600	643
6.125% due 03/15/2024		68	74
6.625% due 01/15/2028		172	186
6.875% due 03/15/2025		54	60

TP ICAP PLC
5.250% due 01/26/2024 (n)	GBP	2,023	2,627

UniCredit SpA
7.830% due 12/04/2023 (n)		$1,960	2,277

Unigel Luxembourg S.A.
10.500% due 01/22/2024		270	296

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,474	2,043

Voyager Aviation Holdings LLC
8.500% due 08/15/2021		$3,470	3,591

WeWork Cos., Inc.
7.875% due 05/01/2025		36	35

			75,794

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	61

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 23.5%

Altice Financing S.A.
6.625% due 02/15/2023	$300	$310
7.500% due 05/15/2026	1,500	1,575

Altice France S.A.
8.125% due 02/01/2027	500	546

Associated Materials LLC
9.000% due 01/01/2024	380	360

Avon International Capital PLC
6.500% due 08/15/2022	12	12

Baffinland Iron Mines Corp.
8.750% due 07/15/2026	600	624

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027	36	36

Bombardier, Inc.
7.875% due 04/15/2027	90	91

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (n)	2,767	2,839
9.250% due 02/15/2024	1,838	1,999

Community Health Systems, Inc.
5.125% due 08/01/2021 (n)	2,078	2,065
6.250% due 03/31/2023 (n)	3,760	3,614
8.000% due 03/15/2026	256	246
8.625% due 01/15/2024	439	440

Continental Airlines Pass-Through Trust
9.798% due 10/01/2022	241	251

DAE Funding LLC
5.250% due 11/15/2021	130	136
5.750% due 11/15/2023	130	137

Dell International LLC
6.020% due 06/15/2026 (n)	1,200	1,327

Diamond Resorts International, Inc.
7.750% due 09/01/2023	348	355
10.750% due 09/01/2024 (n)	1,200	1,173

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	800	811

Eagle Holding Co. LLC (7.750% Cash or 7.750% PIK)
7.750% due 05/15/2022 (d)	8	8

Eldorado Resorts, Inc.
6.000% due 09/15/2026	1,000	1,085

Envision Healthcare Corp.
8.750% due 10/15/2026	1,105	771

Exela Intermediate LLC
10.000% due 07/15/2023	57	47

Fairstone Financial, Inc.
7.875% due 07/15/2024	118	122

Ferroglobe PLC
9.375% due 03/01/2022	700	585

First Quantum Minerals Ltd.
6.500% due 03/01/2024	688	664
6.875% due 03/01/2026	758	719
7.000% due 02/15/2021	76	77

Flex Ltd.
4.875% due 06/15/2029	56	58

Ford Motor Co.
7.700% due 05/15/2097 (n)	7,435	8,569

Fresh Market, Inc.
9.750% due 05/01/2023 (n)	3,313	2,054

Full House Resorts, Inc.
8.575% due 01/31/2024	197	194
9.738% due 02/02/2024	17	17

General Electric Co.
5.000% due 01/21/2021 •(j)	127	123
6.150% due 08/07/2037	19	23
6.875% due 01/10/2039	15	20

Go Daddy Operating Co. LLC
5.250% due 12/01/2027	14	15

HCA, Inc.
7.500% due 11/15/2095	1,050	1,129

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030	13	13

Huntsman International LLC
4.500% due 05/01/2029	6	6

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

iHeartCommunications, Inc.
6.375% due 05/01/2026		$626	$668
8.375% due 05/01/2027		1,122	1,186

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	100	112

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		100	111

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$225	225

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		200	198

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		39	35

Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		18	19
8.500% due 10/15/2024		242	243
9.750% due 07/15/2025		156	162

Intelsat Luxembourg S.A.
7.750% due 06/01/2021		5,382	5,194
8.125% due 06/01/2023 (n)		524	426

Kinder Morgan, Inc.
7.750% due 01/15/2032 (n)		800	1,098
7.800% due 08/01/2031 (n)		1,600	2,162

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		302	176

Melco Resorts Finance Ltd.
5.250% due 04/26/2026		600	615
5.625% due 07/17/2027		200	207

Metinvest BV
8.500% due 04/23/2026		200	213

Micron Technology, Inc.
5.327% due 02/06/2029		74	79

Netflix, Inc.
3.875% due 11/15/2029	EUR	304	362
4.625% due 05/15/2029		100	126
5.375% due 11/15/2029		$50	53

New Albertson’s LP
6.570% due 02/23/2028		2,800	2,303

Norbord, Inc.
5.750% due 07/15/2027		3	3

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/30/2019 (h)(j)		191	3
0.000% due 09/02/2019 (h)(j)		259	4

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		165	162

Outfront Media Capital LLC
5.000% due 08/15/2027		5	5

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		58	53

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		70	73
5.500% due 02/15/2024		14	15

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	200	197
4.750% due 02/26/2029		833	899
4.875% due 02/21/2028		1,756	1,934
6.500% due 03/13/2027 (n)		$2,560	2,545
6.750% due 09/21/2047		20	18

PetSmart, Inc.
5.875% due 06/01/2025		45	45

Platin GmbH
6.875% due 06/15/2023	EUR	200	225

Prime Security Services Borrower LLC
9.250% due 05/15/2023		$220	232

QVC, Inc.
5.950% due 03/15/2043 (n)		2,305	2,238

Radiate Holdco LLC
6.875% due 02/15/2023		30	31

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	100	119

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	700	1,095

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sands China Ltd.
5.125% due 08/08/2025 (n)		$200	$220
5.400% due 08/08/2028 (n)		1,502	1,690

Scripps Escrow, Inc.
5.875% due 07/15/2027		3	3

Select Medical Corp.
6.250% due 08/15/2026 (c)		15	15

SoftBank Group Corp.
4.000% due 04/20/2023	EUR	1,600	1,942

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		$908	938

Spirit Issuer PLC
3.474% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	500	600

Staples, Inc.
7.500% due 04/15/2026		$60	62
10.750% due 04/15/2027		28	29

T-Mobile USA, Inc.
4.750% due 02/01/2028		3	3

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		22	21

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	100	109
2.200% due 07/21/2021		$94	89
3.250% due 04/15/2022	EUR	200	214

Topaz Solar Farms LLC
4.875% due 09/30/2039		$847	854
5.750% due 09/30/2039		1,961	2,101

Transocean Pontus Ltd.
6.125% due 08/01/2025		66	68

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		37	36

Triumph Group, Inc.
4.875% due 04/01/2021		50	50
5.250% due 06/01/2022		10	10

Univision Communications, Inc.
5.125% due 05/15/2023		36	36
5.125% due 02/15/2025		250	244

Vale Overseas Ltd.
6.250% due 08/10/2026		71	80
6.875% due 11/21/2036		29	35
6.875% due 11/10/2039		24	29

ViaSat, Inc.
5.625% due 09/15/2025		44	44
5.625% due 04/15/2027		29	30

Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	200	253

VOC Escrow Ltd.
5.000% due 02/15/2028		$14	14

Wind Tre SpA
2.625% due 01/20/2023	EUR	100	112
2.750% due 01/20/2024 •		100	110

Wyndham Destinations, Inc.
3.900% due 03/01/2023		$34	35
4.250% due 03/01/2022		2	2
5.400% due 04/01/2024		4	4
5.750% due 04/01/2027		405	432

			71,629

UTILITIES 9.4%

DTEK Finance PLC (10.750% Cash and 0.000% PIK)
10.750% due 12/31/2024 (d)		1,347	1,415

Edison International
2.400% due 09/15/2022		30	29
2.950% due 03/15/2023		3	3
5.750% due 06/15/2027		26	29

Frontier Communications Corp.
8.000% due 04/01/2027		52	54

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (n)		4,600	5,052

Northwestern Bell Telephone
7.750% due 05/01/2030		7,000	7,528

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		$52	$52

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (d)		134	84

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		640	630

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (d)		2,619	773

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		323	317
2.950% due 03/01/2026 ^(e)		446	430
3.250% due 09/15/2021 ^(e)		119	117
3.250% due 06/15/2023 ^(e)		342	337
3.300% due 03/15/2027 ^(e)		324	314
3.300% due 12/01/2027 ^(e)		300	290
3.400% due 08/15/2024 ^(e)		218	219
3.500% due 10/01/2020 ^(e)		630	625
3.500% due 06/15/2025 ^(e)		365	363
3.750% due 02/15/2024 ^(e)		76	77
3.750% due 08/15/2042 ^(e)		10	9
3.850% due 11/15/2023 ^(e)		29	29
4.000% due 12/01/2046 ^(e)		4	4
4.250% due 05/15/2021 ^(e)		122	121
4.250% due 08/01/2023 ^(e)		552	571
4.300% due 03/15/2045 ^(e)		11	11
4.500% due 12/15/2041 ^(e)		10	10
4.600% due 06/15/2043 ^(e)		8	8
4.650% due 08/01/2028 ^(e)		515	545
4.750% due 02/15/2044 ^(e)		382	395
5.125% due 11/15/2043 ^(e)		637	670
5.400% due 01/15/2040 ^(e)		8	9
5.800% due 03/01/2037 ^(e)		1,614	1,816
6.050% due 03/01/2034 ^(e)		989	1,140
6.250% due 03/01/2039 ^(e)		299	344
6.350% due 02/15/2038 ^(e)		396	459

Petrobras Global Finance BV
5.750% due 02/01/2029		117	126
5.999% due 01/27/2028		45	49
6.625% due 01/16/2034	GBP	100	142
7.375% due 01/17/2027		$367	435

Rio Oil Finance Trust
9.250% due 07/06/2024		2,742	3,085

Southern California Edison Co.
3.650% due 03/01/2028		3	3
5.750% due 04/01/2035		4	5
6.000% due 01/15/2034		2	3
6.650% due 04/01/2029		18	22

Talen Energy Supply LLC
6.625% due 01/15/2028		14	14

Transocean Poseidon Ltd.
6.875% due 02/01/2027		54	58

			28,821

Total Corporate Bonds & Notes (Cost $171,348)			176,244

CONVERTIBLE BONDS & NOTES 0.8%

INDUSTRIALS 0.8%

Caesars Entertainment Corp.
5.000% due 10/01/2024		486	838

DISH Network Corp.
3.375% due 08/15/2026		1,600	1,470

Total Convertible Bonds & Notes (Cost $2,506)			2,308

MUNICIPAL BONDS & NOTES 5.5%

CALIFORNIA 0.7%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		600	636

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	$1,600	$1,615

		2,251

ILLINOIS 2.4%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	6,000	7,004

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	60	67

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	12
7.350% due 07/01/2035	10	12

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033 (n)	120	124

		7,219

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	385	366

WEST VIRGINIA 2.3%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	21,900	1,330
7.467% due 06/01/2047	5,700	5,758

		7,088

Total Municipal Bonds & Notes (Cost $15,127)		16,924

U.S. GOVERNMENT AGENCIES 3.1%

Fannie Mae
3.500% due 12/25/2032 (a)	494	52
4.000% due 11/25/2042 (a)	1,865	254
5.816% due 07/25/2029 •	420	444
7.793% due 12/25/2040 •	132	177
8.016% due 07/25/2029 •	570	682

Freddie Mac
0.000% due 02/25/2046 (a)(b)(h)	3,139	2,835
0.100% due 02/25/2046 (a)	37,992	43
2.553% due 11/25/2055 «~	4,035	2,433
5.195% due 11/15/2040 •	222	266
9.816% due 12/25/2027 •	1,491	1,827
13.016% due 03/25/2025 •	289	390

Total U.S. Government Agencies (Cost $8,790)		9,403

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.9%

Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	40	39

Banc of America Funding Trust
6.000% due 08/25/2036 ^	935	915

BCAP LLC Trust
3.958% due 03/27/2036 ~	1,078	954
4.892% due 03/26/2037 þ	372	433
31.821% due 06/26/2036 ~	54	33

Bear Stearns ALT-A Trust
2.586% due 06/25/2046 ^•	1,590	1,768
3.982% due 11/25/2036 ^~	197	164
4.012% due 09/25/2047 ^~	2,658	2,149
4.253% due 09/25/2035 ^~	234	194

Bear Stearns Commercial Mortgage Securities Trust
5.728% due 04/12/2038 ~	100	101

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	392	376

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	2	2

CD Mortgage Trust
5.688% due 10/15/2048	3,421	1,779

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Mortgage Finance Trust
4.265% due 12/25/2035 ^~		$4	$4
6.000% due 02/25/2037 ^		426	301
6.000% due 07/25/2037 ^		292	219
6.250% due 10/25/2036 ^		874	667

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037		39	40

Commercial Mortgage Loan Trust
6.036% due 12/10/2049 ~		858	563

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		1,132	914
6.000% due 08/25/2037 ^~		504	398

Countrywide Alternative Loan Trust
2.616% due 05/25/2037 ^•		167	85
4.608% due 04/25/2036 ^~		519	484
5.500% due 03/25/2035		137	100
5.500% due 12/25/2035 ^		1,520	1,257
5.750% due 01/25/2035		138	141
6.000% due 02/25/2035		183	181
6.000% due 08/25/2036 ^•		202	179
6.000% due 04/25/2037 ^		548	391
6.250% due 11/25/2036 ^		362	324
6.250% due 12/25/2036 ^•		867	621
6.500% due 08/25/2036 ^		238	147

Countrywide Home Loan Mortgage Pass-Through Trust
4.261% due 02/20/2035 ~		11	11
5.500% due 10/25/2035 ^		292	259
6.250% due 09/25/2036 ^		270	200

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
4.354% due 06/25/2034 •		2,030	2,024

Eurosail PLC
4.789% due 06/13/2045 •	GBP	239	252

GS Mortgage Securities Trust
5.622% due 11/10/2039		$339	300

GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		35	56
6.000% due 02/25/2036 ^		1,863	1,397

HarborView Mortgage Loan Trust
3.018% due 01/19/2035 •		76	75
4.416% due 07/19/2035 ~		23	22

IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		1,659	977

JPMorgan Alternative Loan Trust
3.883% due 03/25/2037 ^~		658	644
4.249% due 03/25/2036 ^~		816	740

JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		471	276

JPMorgan Mortgage Trust
4.236% due 02/25/2036 ^~		162	135
4.325% due 01/25/2037 ^~		194	186

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		354	253
5.562% due 02/15/2040 ~		179	108

Lehman XS Trust
2.486% due 06/25/2047 •		854	778

Merrill Lynch Mortgage Investors Trust
4.350% due 03/25/2036 ^~		900	652

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ~		2,544	1,075

Motel 6 Trust
9.252% due 08/15/2019 •		430	437

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		505	351
6.000% due 07/25/2037 ^		684	443
6.250% due 09/25/2037 ^		1,232	762

Residential Funding Mortgage Securities, Inc. Trust
5.301% due 08/25/2036 ^~		528	499
6.000% due 09/25/2036 ^		108	104
6.000% due 06/25/2037 ^		1,114	1,094

Structured Adjustable Rate Mortgage Loan Trust
4.173% due 07/25/2036 ^~		195	151
4.231% due 01/25/2036 ^~		688	515
4.278% due 11/25/2036 ^~		694	648

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	63

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SunTrust Adjustable Rate Mortgage Loan Trust
4.691% due 02/25/2037 ^~		$111	$106
4.709% due 04/25/2037 ^~		590	498

WaMu Mortgage Pass-Through Certificates Trust
2.595% due 12/25/2046 •		296	299
3.850% due 10/25/2036 ^~		393	365
3.887% due 02/25/2037 ^~		264	256

Wells Fargo Mortgage-Backed Securities Trust
5.181% due 07/25/2036 ^~		97	99
5.750% due 03/25/2037 ^		100	98
6.000% due 06/25/2037 ^		50	51

Total Non-Agency Mortgage-Backed Securities (Cost $30,581)			33,119

ASSET-BACKED SECURITIES 24.4%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,750	1,457

Apidos CLO
0.000% due 01/20/2031 ~		$2,200	1,790

Argent Securities Trust
2.456% due 03/25/2036 •		7,229	4,564

Asset-Backed Funding Certificates Trust
2.416% due 10/25/2036 •		4,750	4,524

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,070	1,087

Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036 ^		$215	164

Belle Haven ABS CDO Ltd.
2.539% due 07/05/2046 •		85,896	155

BlueMountain CLO Ltd.
7.753% due 04/13/2027 •		1,000	998

Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(h)		3	1,545

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	599
0.000% due 10/22/2031 ~		1,000	517

Citigroup Mortgage Loan Trust
2.416% due 12/25/2036 •		3,513	1,801
2.426% due 12/25/2036 •		1,806	1,223

Countrywide Asset-Backed Certificates
2.406% due 06/25/2047 ^•		682	612
2.466% due 06/25/2047 •		4,461	3,981

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		4	571

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	250	171

GSAMP Trust
2.526% due 02/25/2046 •		$3,458	3,328
3.241% due 03/25/2035 ^•		5,755	5,090

Jay Park CLO Ltd.
0.000% due 10/20/2027 ~		2,700	1,588

JPMorgan Mortgage Acquisition Trust
2.586% due 04/25/2036 •		6,000	5,681

Lehman XS Trust
6.290% due 06/24/2046 þ		1,453	1,447

Marlette Funding Trust
0.000% due 07/16/2029 «(h)		6	2,655

Merrill Lynch Mortgage Investors Trust
2.426% due 04/25/2037 •		257	155

Morgan Stanley Mortgage Loan Trust
2.386% due 04/25/2037 •		3,310	1,525
6.250% due 02/25/2037 ^~		319	217

Residential Asset Mortgage Products Trust
2.546% due 09/25/2036 •		238	229

Residential Asset Securities Corp. Trust
2.971% due 09/25/2035 •		13,627	13,340

Securitized Asset-Backed Receivables LLC Trust
2.406% due 05/25/2036 •		5,267	3,350

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		1	1,303

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		2	1,302

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Consumer Loan Program LLC
0.000% due 11/25/2026 «(h)		$22	$1,353

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		2,100	877
0.000% due 09/25/2040 (h)		846	473

South Coast Funding Ltd.
3.145% due 08/10/2038 •		5,740	1,073

Symphony CLO Ltd.
6.903% due 07/14/2026 •		1,000	954

Taberna Preferred Funding Ltd.
2.940% due 08/05/2036 •		161	144
2.940% due 08/05/2036 ^•		3,015	2,695

Total Asset-Backed Securities (Cost $72,934)			74,538

SOVEREIGN ISSUES 5.5%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	100	90
3.380% due 12/31/2038 þ		1,734	1,131
5.250% due 01/15/2028		100	83
6.250% due 11/09/2047		100	82
7.820% due 12/31/2033		5,220	4,929
51.264% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	30,292	602
51.603% (BADLARPP) due 10/04/2022 ~(a)		26	1
53.531% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		700	15
61.675% due 06/21/2020 ~(a)		49,615	1,106

Autonomous City of Buenos Aires Argentina
52.508% due 03/29/2024 •(a)		45,317	835

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	700	837

Peru Government International Bond
5.400% due 08/12/2034	PEN	43	14
5.700% due 08/12/2024		35	12
5.940% due 02/12/2029		1,257	425
6.150% due 08/12/2032		88	30
6.350% due 08/12/2028		3,092	1,074
6.900% due 08/12/2037		45	17
6.950% due 08/12/2031		463	171
8.200% due 08/12/2026		803	305

Provincia de Buenos Aires
53.017% due 04/12/2025 ~(a)	ARS	163,960	2,828

Turkey Government International Bond
4.625% due 03/31/2025	EUR	800	920
5.200% due 02/16/2026		300	348
7.625% due 04/26/2029 (n)		$900	947

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		120	20
8.250% due 10/13/2024 ^(e)		12	2
9.250% due 09/15/2027 ^(e)		151	25

Total Sovereign Issues (Cost $21,075)			16,849

		SHARES
COMMON STOCKS 1.3%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (f)		261,329	792

iHeartMedia, Inc.		197	3

iHeartMedia, Inc. ‘A’ (f)		14,710	220

			1,015

CONSUMER DISCRETIONARY 0.9%

Caesars Entertainment Corp. (f)		227,344	2,691

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(l)		13,350	26

		SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(l)		25,438	$369

Total Common Stocks (Cost $5,643)			4,101

WARRANTS 0.7%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.		95,797	1,433

INDUSTRIALS 0.2%

Sequa Corp. - Exp. 04/28/2024 «		394,000	731

Total Warrants (Cost $2,083)			2,164

PREFERRED SECURITIES 4.5%

BANKING & FINANCE 1.0%

Nationwide Building Society
10.250% ~		16,350	3,062

INDUSTRIALS 3.5%

Sequa Corp.
9.000% «		8,900	10,669

Total Preferred Securities (Cost $10,426)			13,731

REAL ESTATE INVESTMENT TRUSTS 1.4%

REAL ESTATE 1.4%

VICI Properties, Inc.		202,347	4,318

Total Real Estate Investment Trusts (Cost $2,691)			4,318

SHORT-TERM INSTRUMENTS 7.0%

REPURCHASE AGREEMENTS (m) 6.5%
			19,953

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.3%
46.421% due 09/13/2019 - 05/29/2020 (g)(h)	ARS	34,132	842

U.S. TREASURY BILLS 0.2%
2.140% due 08/13/2019 (h)(i)(q)		$649	649

Total Short-Term Instruments (Cost $21,482)			21,444

Total Investments in Securities (Cost $393,112)			401,326

Total Investments 131.4% (Cost $393,112)			$401,326

Financial Derivative Instruments (o)(p) 0.6% (Cost or Premiums, net $5,032)			1,926

Auction Rate Preferred Shares (14.8)%			(45,200)

Other Assets and Liabilities, net (17.2)%			(52,599)

Net Assets Applicable to Common Shareholders 100.0%			$305,453

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	$ 532	$26	0.01%
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	733	369	0.12

		$ 1,265	$395	0.13%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.630%	07/31/2019	08/01/2019	$4,800	U.S. Treasury Notes 1.875% due 02/28/2022	$(4,896)	$4,800	$4,800
CSN	2.600	07/31/2019	08/01/2019	4,800	U.S. Treasury Notes 2.875% due 05/15/2028	(4,917)	4,800	4,800
FICC	2.000	07/31/2019	08/01/2019	2,653	U.S. Treasury Bills 0.000% due 06/18/2020	(2,707)	2,653	2,653
RDR	2.650	07/31/2019	08/01/2019	4,800	U.S. Treasury Notes 2.750% due 08/31/2023	(4,904)	4,800	4,801
TDM	2.650	07/31/2019	08/01/2019	2,900	U.S. Treasury Notes 2.875% due 11/30/2023	(2,976)	2,900	2,900

Total Repurchase Agreements						$(20,400)	$19,953	$19,954

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	(0.500)%	07/11/2019	TBD	(3)	$	(121)	$(121)
	1.400	07/11/2019	TBD	(3)		(674)	(675)
	1.700	06/14/2019	TBD	(3)		(1,086)	(1,088)
	2.250	07/24/2019	TBD	(3)		(643)	(643)
BPS	2.780	07/31/2019	10/31/2019			(4,085)	(4,085)
BRC	1.000	05/14/2019	TBD	(3)		(366)	(367)
CIW	2.500	08/02/2019	08/30/2019			(97)	(97)
	2.600	07/23/2019	08/22/2019			(2,922)	(2,924)
	2.620	07/30/2019	08/06/2019			(1,838)	(1,838)
	2.730	07/05/2019	08/02/2019			(255)	(256)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	65

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
FOB	2.680%	07/10/2019	08/09/2019		$	(2,112)	$(2,115)
JML	(0.320)	06/04/2019	09/03/2019		EUR	(1,767)	(1,955)
	0.950	06/04/2019	09/03/2019		GBP	(179)	(218)
	0.950	07/31/2019	08/14/2019			(1,897)	(2,307)
	3.050	12/21/2018	TBD	(3)	$	(3,827)	(3,899)
MEI	2.670	07/31/2019	08/29/2019			(837)	(837)
NOM	2.750	08/02/2019	09/03/2019			(3,165)	(3,165)
	3.000	07/19/2019	08/02/2019			(3,145)	(3,148)
RDR	2.550	08/01/2019	08/08/2019			(1,514)	(1,514)
	2.560	07/17/2019	08/16/2019			(3,067)	(3,070)
	2.720	05/20/2019	08/20/2019			(1,260)	(1,267)
	2.760	05/01/2019	08/01/2019			(1,495)	(1,506)
UBS	2.650	06/11/2019	09/10/2019			(4,479)	(4,496)
	2.650	08/01/2019	11/01/2019			(2,310)	(2,310)
	2.700	08/01/2019	11/01/2019			(6,572)	(6,572)
	2.720	06/05/2019	09/05/2019			(4,139)	(4,157)
	2.800	05/01/2019	08/01/2019			(2,491)	(2,509)
	2.800	08/01/2019	11/01/2019			(2,758)	(2,758)
	3.030	05/01/2019	08/01/2019			(6,873)	(6,926)
	3.050	06/04/2019	09/04/2019			(1,224)	(1,230)
	3.070	05/14/2019	08/14/2019			(2,776)	(2,795)
	3.130	05/01/2019	08/01/2019			(2,719)	(2,741)

Total Reverse Repurchase Agreements							$(73,589)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(2,527)	$0	$(2,527)	$2,743	$216
BPS	4,800	(4,085)	0	715	(173)	542
BRC	0	(367)	0	(367)	426	59
CIW	0	(5,115)	0	(5,115)	5,394	279
CSN	4,800	0	0	4,800	(4,917)	(117)
FICC	2,653	0	0	2,653	(2,707)	(54)
FOB	0	(2,115)	0	(2,115)	2,277	162
JML	0	(8,379)	0	(8,379)	9,948	1,569
MEI	0	(837)	0	(837)	947	110
NOM	0	(6,313)	0	(6,313)	3,414	(2,899)
RDR	4,801	(7,357)	0	(2,556)	1,236	(1,320)
TDM	2,900	0	0	2,900	(2,976)	(76)
UBS	0	(36,494)	0	(36,494)	26,949	(9,545)

Total Borrowings and Other Financing Transactions	$19,954	$(73,589)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(13,681)	$(19,721)	$(12,055)	$(10,758)	$(56,215)
Municipal Bonds & Notes	0	0	0	(121)	(121)
Sovereign Issues	0	(837)	0	0	(837)

Total Borrowings	$(13,681)	$(20,558)	$(12,055)	$(10,879)	$(57,173)

Payable for reverse repurchase agreements(5)					$(57,173)

(n)	Securities with an aggregate market value of $63,231 have been pledged as collateral under the terms of the above master agreements as of July 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended July 31, 2019 was $(35,045) at a weighted average interest rate of 2.659%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(16,416) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	57.963%	$	2,900	$(95)	$(782)	$(877)	$0	$(29)
General Electric Co.	1.000	Quarterly	12/20/2023	0.654		300	(16)	21	5	0	0

							$(111)	$(761)	$(872)	$0	$(29)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$	1,782	$115	$30	$145	$0	$(4)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2022	$	59,900	$(1,899)	$(59)	$(1,958)	$56	$0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		43,420	2,555	(304)	2,251	25	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		15,300	723	(334)	389	18	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		28,100	200	1,115	1,315	57	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		49,900	2,148	2,636	4,784	143	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		83,100	(2,711)	24,711	22,000	772	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		116,300	4,453	(12,631)	(8,178)	0	(1,129)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		3,700	(15)	(42)	(57)	0	(37)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		1,700	(5)	(21)	(26)	0	(17)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	12/17/2019	AUD	6,200	89	(53)	36	0	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		3,900	97	279	376	6	0
Receive(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029	EUR	5,800	(51)	(421)	(472)	0	(25)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		1,200	(24)	(36)	(60)	0	(5)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	17,800	(126)	(1,218)	(1,344)	0	(68)

							$5,434	$13,622	$19,056	$1,077	$(1,281)

Total Swap Agreements							$5,438	$12,891	$18,329	$1,077	$(1,314)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,077	$1,077	$0	$0	$(1,314)	$(1,314)

Cash of $5,388 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	67

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2019		$22,727	EUR	20,394	$0	$(151)
	09/2019	EUR	20,394		$22,785	151	0

BPS	08/2019	ARS	181,465		4,066	0	(39)
	08/2019	BRL	339		90	1	0
	08/2019	GBP	29,111		36,896	1,495	0
	08/2019		$90	BRL	339	0	(1)
	08/2019		225	EUR	197	0	(7)
	08/2019		459	GBP	366	0	(14)
	09/2019	PEN	1,505		$455	1	0

CBK	08/2019	EUR	21,400		24,379	689	0
	08/2019		$910	EUR	809	0	(15)
	08/2019		2,861	RUB	188,223	91	0
	09/2019	PEN	37		$11	0	0

DUB	08/2019		44		13	0	0
	09/2019		101		31	0	0

HUS	08/2019		30		9	0	0

JPM	09/2019		$2,353	GBP	1,931	0	(2)
	10/2019	MXN	53,659		$2,786	17	0
	10/2019		$2,739	MXN	53,659	30	0
	01/2020		2,739		53,659	0	(15)

MYI	08/2019		35,442	GBP	28,745	0	(485)
	09/2019	GBP	28,745		$35,495	484	0

SCX	08/2019	BRL	339		90	1	0
	08/2019		$90	BRL	339	0	(1)
	09/2019	BRL	339		$90	1	0

SSB	08/2019	AUD	90		63	2	0

Total Forward Foreign Currency Contracts						$2,963	$(730)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.731%	$	500	$(98)	$81	$0	$(17)

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.731		700	(139)	114	0	(25)

HUS	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.338		20	(3)	3	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.731		800	(166)	138	0	(28)

Total Swap Agreements								$(406)	$336	$0	$(70)

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$151	$0	$0	$151	$(151)	$0	$0	$(151)	$0	$0	$0
BPS	1,497	0	0	1,497	(61)	0	(17)	(78)	1,419	(1,260)	159
CBK	780	0	0	780	(15)	0	0	(15)	765	(600)	165
GST	0	0	0	0	0	0	(25)	(25)	(25)	65	40
HUS	0	0	0	0	0	0	(28)	(28)	(28)	267	239
JPM	47	0	0	47	(17)	0	0	(17)	30	0	30
MYI	484	0	0	484	(485)	0	0	(485)	(1)	0	(1)
SCX	2	0	0	2	(1)	0	0	(1)	1	0	1
SSB	2	0	0	2	0	0	0	0	2	0	2

Total Over the Counter	$2,963	$0	$0	$2,963	$(730)	$0	$(70)	$(800)

(q)

Securities with an aggregate market value of $332 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,077	$1,077

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,963	$0	$2,963

	$0	$0	$0	$2,963	$1,077	$4,040

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$33	$0	$0	$1,281	$1,314

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$730	$0	$730
Swap Agreements	0	70	0	0	0	70

	$0	$70	$0	$730	$0	$800

	$0	$103	$0	$730	$1,281	$2,114

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	69

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$268	$0	$0	$(1,494)	$(1,226)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,416	$0	$3,416
Swap Agreements	0	466	0	0	520	986

	$0	$466	$0	$3,416	$520	$4,402

	$0	$734	$0	$3,416	$(974)	$3,176

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(679)	$0	$0	$3,051	$2,372

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,990	$0	$1,990
Swap Agreements	0	(213)	0	0	(27)	(240)

	$0	$(213)	$0	$1,990	$(27)	$1,750

	$0	$(892)	$0	$1,990	$3,024	$4,122

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$24,275	$1,908	$26,183
Corporate Bonds & Notes
Banking & Finance	0	75,794	0	75,794
Industrials	0	71,629	0	71,629
Utilities	0	28,821	0	28,821
Convertible Bonds & Notes
Industrials	0	2,308	0	2,308
Municipal Bonds & Notes
California	0	2,251	0	2,251
Illinois	0	7,219	0	7,219
Virginia	0	366	0	366
West Virginia	0	7,088	0	7,088
U.S. Government Agencies	0	6,970	2,433	9,403
Non-Agency Mortgage-Backed Securities	0	33,119	0	33,119
Asset-Backed Securities	0	65,809	8,729	74,538
Sovereign Issues	0	16,849	0	16,849
Common Stocks
Communication Services	1,012	3	0	1,015
Consumer Discretionary	2,691	0	0	2,691
Energy	0	26	0	26
Industrials	0	0	369	369
Warrants
Communication Services	0	1,433	0	1,433
Industrials	0	0	731	731
Preferred Securities
Banking & Finance	0	3,062	0	3,062
Industrials	0	0	10,669	10,669

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2019
Real Estate Investment Trusts
Real Estate	$4,318	$0	$0	$4,318
Short-Term Instruments
Repurchase Agreements	0	19,953	0	19,953
Argentina Treasury Bills	0	842	0	842
U.S. Treasury Bills	0	649	0	649

Total Investments	$8,021	$368,466	$24,839	$401,326

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,077	0	1,077
Over the counter	0	2,963	0	2,963

	$0	$4,040	$0	$4,040

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,314)	0	(1,314)
Over the counter	0	(800)	0	(800)

	$0	$(2,114)	$0	$(2,114)

Total Financial Derivative Instruments	$0	$1,926	$0	$1,926

Totals	$8,021	$370,392	$24,839	$403,252

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2019:

Category and Subcategory	Beginning Balance at 07/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$200	$3,503	$(226)	$(26)	$3	$(1,400)	$0	$(146)	$1,908	$(1,396)
Corporate Bonds & Notes Industrials	422	0	(2)	2	0	(3)	0	(419)	0	0
U.S. Government Agencies	2,454	0	(47)	66	18	(58)	0	0	2,433	(60)
Asset-Backed Securities	4,601	6,863	0	44	0	(1,429)	0	(1,350)	8,729	(1,012)
Common Stocks
Financials	603	0	(573)	0	60	(90)	0	0	0	0
Industrials	0	733	0	0	0	(364)	0	0	369	(364)
Warrants
Industrials	99	0	0	0	0	632	0	0	731	632
Preferred Securities
Industrials	7,351	636	0	0	0	2,682	0	0	10,669	2,682

Totals	$15,730	$11,735	$(848)	$86	$81	$(30)	$0	$(1,915)	$24,839	$482

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$1,908	Third Party Vendor	Broker Quote	78.500-101.125
U.S. Government Agencies	2,433	Proxy Pricing	Base Price	59.945
Asset-Backed Securities	8,729	Proxy Pricing	Base Price	6,273.680-93,753.211
Common Stocks
Industrials	369	Other Valuation Techniques(2)	—	—
Warrants
Industrials	731	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	10,669	Fundamental Valuation	Company Equity Value	$892,210,966.000

Total	$24,839

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	71

Schedule of Investments PIMCO Income Strategy Fund II

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 8.3%

Advanz Pharma Corp.
7.825% (LIBOR03M + 5.500%) due 09/06/2024 ~	$4,941	$4,817

Alphabet Holding Co., Inc.
5.734% (LIBOR03M + 3.500%) due 09/26/2024 ~	98	93

Altice France S.A.
6.325% (LIBOR03M + 4.000%) due 08/14/2026 ~	298	295

Avantor, Inc.
5.234% (LIBOR03M + 3.000%) due 11/21/2024 ~	19	19

Bausch Health Cos., Inc.
5.129% (LIBOR03M + 2.750%) due 11/27/2025 ~	2	2

CenturyLink, Inc.
4.984% (LIBOR03M + 2.750%) due 01/31/2025 ~	346	345

CityCenter Holdings LLC
4.484% (LIBOR03M + 2.250%) due 04/18/2024 ~	249	249

Diamond Resorts Corp.
5.984% (LIBOR03M + 3.750%) due 09/02/2023 ~	380	363

Dubai World (2.500% Cash and 1.750% PIK)
4.250% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)	494	468

Emerald TopCo, Inc.
TBD% due 07/24/2026	114	114

Envision Healthcare Corp.
5.984% (LIBOR03M + 3.750%) due 10/10/2025 ~	5,448	4,693

Financial & Risk U.S. Holdings, Inc.
5.984% (LIBOR03M + 3.750%) due 10/01/2025 ~	697	697

Forbes Energy Services LLC (5.000% Cash and 11.000% PIK)
16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)	355	354

Frontier Communications Corp.
5.990% (LIBOR03M + 3.750%) due 06/15/2024 ~	589	584

iHeartCommunications, Inc.
6.579% (LIBOR03M + 4.000%) due 05/01/2026 ~	5,708	5,763

IRB Holding Corp.
5.550% - 5.556% (LIBOR03M + 3.250%) due 02/05/2025 ~	952	949

McDermott Technology Americas, Inc.
7.234% (LIBOR03M + 5.000%) due 05/09/2025 ~	1,045	1,001

Messer Industrie GmbH
4.830% (LIBOR03M + 2.500%) due 03/01/2026 ~	98	97

MH Sub LLC
5.984% (LIBOR03M + 3.750%) due 09/13/2024 ~	118	117

Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~	100	101

Nascar Holdings, Inc.
TBD% due 07/26/2026	77	77

NCI Building Systems, Inc.
6.119% (LIBOR03M + 3.750%) due 04/12/2025 ~	40	39

Neiman Marcus Group Ltd. LLC
8.380% (LIBOR03M + 6.000%) due 10/25/2023 ~	11,846	10,190
8.880% (LIBOR03M + 6.500%) due 10/25/2023 ~	6,952	6,009

Nestle Skin Health
TBD% due 07/16/2026	208	209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ortho-Clinical Diagnostics S.A.
5.563% (LIBOR03M + 3.250%) due 06/30/2025 ~		$625	$608

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^(e)		100	99

Panther BF Aggregator LP
5.734% (LIBOR03M + 3.500%) due 04/30/2026 ~		60	60

Parexel International Corp.
4.984% (LIBOR03M + 2.750%) due 09/27/2024 ~		89	86

PetSmart, Inc.
6.380% (LIBOR03M + 4.000%) due 03/11/2022 ~		149	147

Sequa Mezzanine Holdings LLC
7.560% (LIBOR03M + 5.000%) due 11/28/2021 ~		225	223
11.266% (LIBOR03M + 9.000%) due 04/28/2022 ~		90	88

Sinclair Television Group, Inc.
TBD% due 07/17/2026		63	63

Starfruit Finco BV
5.610% (LIBOR03M + 3.250%) due 10/01/2025 ~		189	186

Syniverse Holdings, Inc.
7.325% (LIBOR03M + 5.000%) due 03/09/2023 ~		6,297	5,791

U.S. Renal Care, Inc.
7.250% (LIBOR03M + 5.000%) due 06/26/2026 ~		112	110

Univision Communications, Inc.
4.984% (LIBOR03M + 2.750%) due 03/15/2024 ~		3,533	3,468

West Corp.
6.522% (LIBOR03M + 4.000%) due 10/10/2024 ~		41	38

Westmoreland Mining Holdings LLC
10.660% (LIBOR03M + 8.250%) due 03/15/2022 «~		1,449	1,463

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(d)		3,224	2,530

Whatabrands LLC
TBD% due 07/23/2026		23	23

Total Loan Participations and Assignments (Cost $56,991)			52,628

CORPORATE BONDS & NOTES 56.0%

BANKING & FINANCE 23.6%

AGFC Capital Trust
4.053% (US0003M + 1.750%) due 01/15/2067 ~		1,800	1,035

Ally Financial, Inc.
8.000% due 11/01/2031		1,445	1,922

Ambac LSNI LLC
7.319% due 02/12/2023 •		544	554

Ardonagh Midco PLC
8.375% due 07/15/2023 (m)	GBP	10,828	12,280
8.625% due 07/15/2023		$200	185

Athene Holding Ltd.
4.125% due 01/12/2028		25	25

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023 (m)		154	165

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		36	38
5.000% due 04/20/2048		61	65

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)	EUR	1,600	1,813

Banco Santander S.A.
6.250% due 09/11/2021 •(i)(j)		500	580

Bank of America Corp.
5.125% due 06/20/2024 •(i)		$59	60

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of Ireland
7.375% due 06/18/2020 •(i)(j)(m)	EUR	200	$232

Barclays Bank PLC
7.625% due 11/21/2022 (j)		$4,400	4,838

Barclays PLC
3.250% due 01/17/2033	GBP	200	239
7.125% due 06/15/2025 •(i)(j)		200	252
7.750% due 09/15/2023 •(i)(j)(m)		$1,000	1,019
7.875% due 09/15/2022 •(i)(j)	GBP	415	532
8.000% due 12/15/2020 •(i)(j)	EUR	4,100	4,868
8.000% due 06/15/2024 •(i)(j)(m)		$400	420

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)		70	66

Brookfield Finance, Inc.
3.900% due 01/25/2028		78	80
4.700% due 09/20/2047 (m)		200	210

Cantor Fitzgerald LP
4.875% due 05/01/2024		31	32
6.500% due 06/17/2022 (m)		8,500	9,126

CBL & Associates LP
5.950% due 12/15/2026 (m)		2,316	1,650

Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(j)(m)		300	332

Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)		200	213
7.500% due 12/11/2023 •(i)(j)		7,243	8,009

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,873	2,019

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		$3,500	3,689

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		455	473
6.750% due 03/15/2022		482	502

GSPA Monetization Trust
6.422% due 10/09/2029		3,406	3,985

HSBC Bank PLC
6.330% due 05/23/2023		5,900	6,199

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(m)	GBP	200	256
6.000% due 09/29/2023 •(i)(j)(m)	EUR	3,070	3,893
6.500% due 03/23/2028 •(i)(j)		$500	522

Hunt Cos., Inc.
6.250% due 02/15/2026		26	25

Jefferies Finance LLC
6.250% due 06/03/2026		300	306

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		68	70

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)(m)		5,999	6,286
7.625% due 06/27/2023 •(i)(j)	GBP	2,300	3,066
7.875% due 06/27/2029 •(i)(j)		6,518	9,108

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$200	199

Nationstar Mortgage LLC
6.500% due 07/01/2021		730	730

Navient Corp.
5.625% due 08/01/2033		48	40
6.500% due 06/15/2022		80	85

Newmark Group, Inc.
6.125% due 11/15/2023		62	67

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		1,616	1,670

Provident Funding Associates LP
6.375% due 06/15/2025		3	3

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		3,080	3,138
8.000% due 08/10/2025 •(i)(j)(m)		5,190	5,573
8.625% due 08/15/2021 •(i)(j)(m)		2,700	2,879

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)(m)	GBP	2,025	2,581
7.375% due 06/24/2022 •(i)(j)		4,100	5,303

Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$200	200
7.375% due 10/04/2023 •(i)(j)		600	625

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit Realty LP
4.450% due 09/15/2026 (m)		$900	$946

Springleaf Finance Corp.
5.625% due 03/15/2023		1,200	1,285
6.125% due 03/15/2024		138	150
6.625% due 01/15/2028		357	386
6.875% due 03/15/2025		104	117

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	4,308	6,723
6.052% due 10/13/2039		2,477	3,995

TP ICAP PLC
5.250% due 01/26/2024 (m)		2,980	3,870

UniCredit SpA
7.830% due 12/04/2023 (m)		$4,160	4,833

Unigel Luxembourg S.A.
10.500% due 01/22/2024		570	625

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	3,025	4,193

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (m)		$7,450	7,711

WeWork Cos., Inc.
7.875% due 05/01/2025		74	72

			149,238

INDUSTRIALS 23.4%

Altice Financing S.A.
6.625% due 02/15/2023		700	724
7.500% due 05/15/2026		3,200	3,360

Altice France S.A.
7.375% due 05/01/2026		5,564	5,899

Associated Materials LLC
9.000% due 01/01/2024		788	747

Avon International Capital PLC
6.500% due 08/15/2022		26	27

Baffinland Iron Mines Corp.
8.750% due 07/15/2026		1,300	1,352

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		75	74

Berry Global, Inc.
4.875% due 07/15/2026		26	27

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		150	103

Bombardier, Inc.
7.875% due 04/15/2027		190	193

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		5,786	5,936
9.250% due 02/15/2024		3,880	4,220

Community Health Systems, Inc.
5.125% due 08/01/2021 (m)		4,245	4,218
6.250% due 03/31/2023 (m)		7,950	7,642
8.000% due 03/15/2026		494	475
8.625% due 01/15/2024		846	848

DAE Funding LLC
5.250% due 11/15/2021		276	289
5.750% due 11/15/2023		276	291

Dell International LLC
6.020% due 06/15/2026 (m)		2,534	2,802

Diamond Resorts International, Inc.
7.750% due 09/01/2023		771	787
10.750% due 09/01/2024 (m)		2,500	2,444

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		1,670	1,693

Eagle Holding Co. LLC (7.750% Cash or 7.750% PIK)
7.750% due 05/15/2022 (d)		17	17

Eldorado Resorts, Inc.
6.000% due 09/15/2026		2,100	2,279

Envision Healthcare Corp.
8.750% due 10/15/2026 (m)		2,356	1,643

Exela Intermediate LLC
10.000% due 07/15/2023		120	99

Fairstone Financial, Inc.
7.875% due 07/15/2024		246	254

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ferroglobe PLC
9.375% due 03/01/2022		$1,500	$1,253

First Quantum Minerals Ltd.
6.500% due 03/01/2024		1,452	1,402
6.875% due 03/01/2026 (m)		1,600	1,518
7.000% due 02/15/2021		160	162

Flex Ltd.
4.875% due 06/15/2029		116	121

Ford Motor Co.
7.700% due 05/15/2097 (m)		9,770	11,261

Fresh Market, Inc.
9.750% due 05/01/2023 (m)		7,590	4,706

Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,600	5,785

Full House Resorts, Inc.
8.575% due 01/31/2024		$294	290
9.738% due 02/02/2024		25	25

General Electric Co.
5.000% due 01/21/2021 •(i)		268	260
5.875% due 01/14/2038		22	26
6.150% due 08/07/2037		6	7
6.875% due 01/10/2039		9	12

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		28	29

HCA, Inc.
7.500% due 11/15/2095		1,200	1,290

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		29	30

Huntsman International LLC
4.500% due 05/01/2029		13	13

iHeartCommunications, Inc.
6.375% due 05/01/2026		1,305	1,392
8.375% due 05/01/2027		2,338	2,472

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	300	336

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		200	222

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$468	468

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		345	341

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		52	47

Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		11	11
8.500% due 10/15/2024		217	218
9.750% due 07/15/2025		220	229

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (m)		6,892	6,651
8.125% due 06/01/2023 (m)		7,535	6,120

Kinder Morgan, Inc.
7.800% due 08/01/2031 (m)		3,500	4,730

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		50	29

Melco Resorts Finance Ltd.
5.250% due 04/26/2026		600	615
5.625% due 07/17/2027		400	414

Metinvest BV
8.500% due 04/23/2026		280	299

MGM China Holdings Ltd.
5.375% due 05/15/2024		300	311

Micron Technology, Inc.
5.327% due 02/06/2029		156	166

Netflix, Inc.
3.875% due 11/15/2029	EUR	634	755
4.625% due 05/15/2029		200	251
5.375% due 11/15/2029		$102	108

New Albertson’s LP
6.570% due 02/23/2028		6,800	5,593

Norbord, Inc.
5.750% due 07/15/2027		6	6

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/30/2019 (h)(i)		401	6
0.000% due 09/02/2019 (h)(i)		700	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		$350	$343

Outfront Media Capital LLC
5.000% due 08/15/2027		13	13

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		122	111

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		146	152
5.500% due 02/15/2024		20	22

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	7,276	7,170
4.750% due 02/26/2029		700	755
4.875% due 02/21/2028		1,118	1,231
6.500% due 03/13/2027 (m)		$1,790	1,780
6.750% due 09/21/2047		50	46

PetSmart, Inc.
5.875% due 06/01/2025		94	93

Platin GmbH
6.875% due 06/15/2023	EUR	400	450

Prime Security Services Borrower LLC
9.250% due 05/15/2023		$465	489

QVC, Inc.
5.950% due 03/15/2043		4,515	4,383

Radiate Holdco LLC
6.875% due 02/15/2023		70	71

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	200	239

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,300	2,034

Sands China Ltd.
4.600% due 08/08/2023 (m)		$200	213
5.125% due 08/08/2025 (m)		200	220
5.400% due 08/08/2028 (m)		2,181	2,454

Scripps Escrow, Inc.
5.875% due 07/15/2027		6	6

Select Medical Corp.
6.250% due 08/15/2026 (c)		31	32

SoftBank Group Corp.
4.000% due 04/20/2023	EUR	2,700	3,277

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		$1,909	1,971

Spirit Issuer PLC
3.474% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,000	1,201

Staples, Inc.
7.500% due 04/15/2026		$125	128
10.750% due 04/15/2027		58	60

T-Mobile USA, Inc.
4.750% due 02/01/2028		7	7

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		42	40

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	100	109
2.200% due 07/21/2021		$517	487
3.250% due 04/15/2022 (m)	EUR	300	320

Topaz Solar Farms LLC
4.875% due 09/30/2039		$1,773	1,787
5.750% due 09/30/2039		4,065	4,354

Transocean Pontus Ltd.
6.125% due 08/01/2025		144	149

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		77	76

Triumph Group, Inc.
4.875% due 04/01/2021		111	110
5.250% due 06/01/2022		25	25

Trivium Packaging Finance BV
3.750% due 08/15/2026 (c)	EUR	100	115

United Group BV
4.375% due 07/01/2022		100	114
4.875% due 07/01/2024		100	115

Univision Communications, Inc.
5.125% due 05/15/2023		$95	95
5.125% due 02/15/2025		514	501

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	73

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vale Overseas Ltd.
6.250% due 08/10/2026		$167	$189
6.875% due 11/21/2036		53	64
6.875% due 11/10/2039		41	50

ViaSat, Inc.
5.625% due 09/15/2025		94	94
5.625% due 04/15/2027		60	63

VOC Escrow Ltd.
5.000% due 02/15/2028		28	29

Wind Tre SpA
2.625% due 01/20/2023	EUR	300	337
2.750% due 01/20/2024 •		400	440
3.125% due 01/20/2025 (m)		200	224

Wyndham Destinations, Inc.
3.900% due 03/01/2023		$74	75
4.250% due 03/01/2022		6	6
5.400% due 04/01/2024		10	11
5.750% due 04/01/2027		860	918

			148,281

UTILITIES 9.0%

DTEK Finance PLC (10.750% Cash and 0.000% PIK)
10.750% due 12/31/2024 (d)		2,841	2,984

Edison International
2.400% due 09/15/2022		62	61
2.950% due 03/15/2023		5	5
5.750% due 06/15/2027		54	60

Frontier Communications Corp.
8.000% due 04/01/2027		106	111

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (m)		9,600	10,543

Northwestern Bell Telephone
7.750% due 05/01/2030		12,625	13,577

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		87	87

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (d)		223	141

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		1,657	1,632

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (d)		6,785	2,002

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		310	304
2.950% due 03/01/2026 ^(e)		438	423
3.250% due 09/15/2021 ^(e)		96	94
3.250% due 06/15/2023 ^(e)		630	621
3.300% due 03/15/2027 ^(e)		192	186
3.300% due 12/01/2027 ^(e)		2,300	2,219
3.400% due 08/15/2024 ^(e)		394	396
3.500% due 10/01/2020 ^(e)(m)		1,177	1,168
3.500% due 06/15/2025 ^(e)		381	379
3.750% due 02/15/2024 ^(e)		174	177
3.750% due 08/15/2042 ^(e)		22	20
3.850% due 11/15/2023 ^(e)		67	68
4.000% due 12/01/2046 ^(e)		8	7
4.250% due 05/15/2021 ^(e)(m)		1,117	1,111
4.250% due 08/01/2023 ^(e)		1,193	1,235
4.300% due 03/15/2045 ^(e)		27	26
4.500% due 12/15/2041 ^(e)		22	22
4.600% due 06/15/2043 ^(e)		18	18
4.650% due 08/01/2028 ^(e)		1,055	1,116
4.750% due 02/15/2044 ^(e)		779	805
5.125% due 11/15/2043 ^(e)		875	921
5.400% due 01/15/2040 ^(e)		18	20
5.800% due 03/01/2037 ^(e)		3,481	3,916
6.050% due 03/01/2034 ^(e)		2,052	2,365
6.250% due 03/01/2039 ^(e)		631	726
6.350% due 02/15/2038 ^(e)		825	957

Petrobras Global Finance BV
5.750% due 02/01/2029		244	263
5.999% due 01/27/2028		1,314	1,437
6.625% due 01/16/2034	GBP	100	142
7.375% due 01/17/2027		$772	915

Rio Oil Finance Trust
8.200% due 04/06/2028		250	286

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 07/06/2024	$2,206	$2,482
9.750% due 01/06/2027	538	629

Southern California Edison Co.
3.650% due 03/01/2028	5	5
5.750% due 04/01/2035	10	12
6.000% due 01/15/2034	2	2
6.650% due 04/01/2029	40	48

Talen Energy Supply LLC
6.625% due 01/15/2028	30	29

Transocean Poseidon Ltd.
6.875% due 02/01/2027	114	122

Transocean Sentry Ltd.
5.375% due 05/15/2023	100	100

		56,975

Total Corporate Bonds & Notes (Cost $344,135)		354,494

CONVERTIBLE BONDS & NOTES 0.8%

INDUSTRIALS 0.8%

Caesars Entertainment Corp.
5.000% due 10/01/2024	1,066	1,840

DISH Network Corp.
3.375% due 08/15/2026	3,400	3,124

Total Convertible Bonds & Notes (Cost $5,389)		4,964

MUNICIPAL BONDS & NOTES 7.8%

CALIFORNIA 1.2%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	1,200	1,273

San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009
8.406% due 08/01/2039	1,650	2,573

Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	3,500	3,532

		7,378

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	56	63

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	35	41
7.350% due 07/01/2035	20	24

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033 (m)	280	290

		418

OHIO 4.1%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	21,000	25,875

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	810	769

WEST VIRGINIA 2.3%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	45,700	2,775
7.467% due 06/01/2047	11,845	11,966

		14,741

Total Municipal Bonds & Notes (Cost $38,676)		49,181

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 2.8%

Fannie Mae
3.500% due 02/25/2042 (a)	$759	$82
3.984% due 01/25/2040 •(a)	292	47
4.500% due 11/25/2042 (a)	2,045	301

Freddie Mac
0.000% due 02/25/2046 (b)(h)	6,583	5,946
0.100% due 02/25/2046 (a)	79,668	91
2.553% due 11/25/2055 «~	8,549	5,155
3.000% due 02/15/2033 (a)	1,719	170
3.500% due 12/15/2032 (a)	2,945	377
5.594% due 09/15/2035 •	776	943
9.816% due 12/25/2027 •	2,883	3,532
13.016% due 03/25/2025 •	723	975

Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	618	66
4.000% due 10/16/2042 - 10/20/2042 (a)	381	55

Total U.S. Government Agencies (Cost $16,849)		17,740

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.9%

Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	93	91

Banc of America Funding Corp.
6.000% due 01/25/2037	5,439	5,233

Banc of America Funding Trust
4.660% due 01/20/2047 ^~	1,023	994

BCAP LLC Trust
3.739% due 08/28/2037 ~	6,731	6,641
3.874% due 08/26/2037 ~	13,298	10,392
3.949% due 07/26/2037 ~	8,485	8,313
4.726% due 09/26/2036 ~	5,127	4,705
4.892% due 03/26/2037 þ	774	901
5.750% due 12/26/2035 ~	3,593	3,272
6.250% due 11/26/2036	4,023	3,528
8.584% due 05/26/2037 ~	1,351	579
31.821% due 06/26/2036 ~	108	65

Bear Stearns ALT-A Trust
2.766% due 01/25/2036 ^•	1,119	1,200
3.982% due 11/25/2036 ^~	394	328
4.012% due 09/25/2047 ^~	5,618	4,541
4.253% due 09/25/2035 ^~	488	406
4.399% due 11/25/2035 ~	6,115	5,301

CD Mortgage Trust
5.688% due 10/15/2048	1,950	1,014

Chase Mortgage Finance Trust
4.265% due 12/25/2035 ^~	7	7
5.500% due 05/25/2036 ^	20	16

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	78	79
6.000% due 09/25/2037	991	1,066

Commercial Mortgage Loan Trust
6.036% due 12/10/2049 ~	1,972	1,294

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	2,324	1,878
6.000% due 08/25/2037 ^~	1,050	829

Countrywide Alternative Loan Trust
4.608% due 04/25/2036 ^~	1,072	998
5.500% due 03/25/2035	283	205
5.500% due 01/25/2036	534	479
5.750% due 01/25/2035	286	293
5.750% due 02/25/2035	338	326
5.750% due 12/25/2036 ^	769	519
6.000% due 02/25/2035	382	376
6.000% due 04/25/2036	501	338
6.000% due 04/25/2037 ^	1,731	1,215
6.250% due 11/25/2036 ^	744	666
6.250% due 12/25/2036 ^•	559	400
6.500% due 08/25/2036 ^	476	295

Countrywide Home Loan Mortgage Pass-Through Trust
2.846% due 03/25/2035 ^•	4,246	3,702
6.000% due 07/25/2037	1,576	1,167
6.250% due 09/25/2036 ^	556	412

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035 ^		$422	$357

Credit Suisse Mortgage Capital Certificates
4.359% due 10/26/2036 ~		7,142	5,257

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		156	120

First Horizon Mortgage Pass-Through Trust
4.864% due 05/25/2037 ^~		287	229
4.875% due 11/25/2035 ^~		191	173

GS Mortgage Securities Trust
5.622% due 11/10/2039		774	685

IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		3,507	2,064

JPMorgan Alternative Loan Trust
3.883% due 03/25/2037 ^~		905	886
4.249% due 03/25/2036 ^~		1,723	1,562
4.273% due 05/25/2036 ^~		1,549	1,172

JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		1,046	613

JPMorgan Mortgage Trust
4.236% due 02/25/2036 ^~		281	234
4.455% due 10/25/2035 ~		211	209
6.500% due 09/25/2035		101	98

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		748	535
5.562% due 02/15/2040 ~		417	252

Lehman Mortgage Trust
6.000% due 07/25/2037 ^		763	723
6.500% due 09/25/2037 ^		2,081	1,230

Lehman XS Trust
2.486% due 06/25/2047 •		1,803	1,644

MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^		460	274

Merrill Lynch Mortgage Investors Trust
4.350% due 03/25/2036 ^~		1,753	1,272

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		11	9

Residential Accredit Loans, Inc. Trust
5.295% due 12/26/2034 ^~		869	623
6.000% due 08/25/2036 ^		297	277

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		1,043	727
6.000% due 07/25/2037 ^		1,453	942
6.250% due 09/25/2037 ^		2,628	1,625

Residential Funding Mortgage Securities, Inc. Trust
4.692% due 09/25/2035 ~		620	456
5.301% due 08/25/2036 ^~		919	867

Structured Adjustable Rate Mortgage Loan Trust
4.173% due 07/25/2036 ^~		397	308
4.231% due 01/25/2036 ^~		2,063	1,546
4.278% due 11/25/2036 ^~		2,038	1,901

SunTrust Adjustable Rate Mortgage Loan Trust
4.691% due 02/25/2037 ^~		222	212

WaMu Mortgage Pass-Through Certificates Trust
3.850% due 10/25/2036 ^~		786	730
3.887% due 02/25/2037 ^~		527	512
3.965% due 05/25/2037 ^~		1,237	1,208
3.995% due 07/25/2037 ^~		891	843

Wells Fargo Mortgage-Backed Securities Trust
5.181% due 07/25/2036 ^~		204	207
5.750% due 03/25/2037 ^		200	195

Total Non-Agency Mortgage-Backed Securities (Cost $97,535)			106,841

ASSET-BACKED SECURITIES 18.1%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,499

Apidos CLO
0.000% due 01/20/2031 ~		$4,500	3,662
0.000% due 07/22/2026 «~		1,500	0

Argent Securities Trust
2.456% due 03/25/2036 •		3,720	2,349

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	2,230	$2,265

Bear Stearns Asset-Backed Securities Trust
2.406% due 10/25/2036 ^•		$4,181	4,742
6.500% due 10/25/2036 ^		344	263

Belle Haven ABS CDO Ltd.
2.539% due 07/05/2046 •		180,259	325

Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(h)		7	3,260

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	1,198
0.000% due 10/22/2031 ~		1,500	776

Citigroup Mortgage Loan Trust
2.416% due 12/25/2036 •		14,834	7,606
2.426% due 12/25/2036 •		3,811	2,580

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,366	2,532
3.600% due 11/27/2028		1,062	1,177
4.500% due 11/27/2028		929	1,030
6.200% due 11/27/2028		1,150	1,275

Countrywide Asset-Backed Certificates
2.406% due 12/25/2046 •		$12,757	11,736
2.406% due 06/25/2047 ^•		1,456	1,305
2.436% due 03/25/2037 •		1,404	1,322
2.466% due 06/25/2047 •		9,353	8,346

Countrywide Asset-Backed Certificates Trust
3.016% due 11/25/2035 •		4,008	4,070

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		8	1,142

Fremont Home Loan Trust
2.416% due 01/25/2037 •		14,000	8,230

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	343

Home Equity Mortgage Loan Asset-Backed Trust
2.426% due 07/25/2037 •		$3,031	2,075

HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (b)(h)		3,055	1,170

Lehman XS Trust
6.290% due 06/24/2046 þ		2,450	2,440

Long Beach Mortgage Loan Trust
2.566% due 01/25/2036 •		4,285	4,018

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		7	3,031

Merrill Lynch Mortgage Investors Trust
2.426% due 04/25/2037 •		514	310

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		638	434

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		1	1,384

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		4	2,604

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	1,221
0.000% due 10/15/2048 «(h)		1	912

SoFi Consumer Loan Program LLC
0.000% due 11/25/2026 «(h)		46	2,829

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,400	1,838
0.000% due 07/25/2040 «(h)		21	1,033
0.000% due 09/25/2040 (h)		1,758	982

South Coast Funding Ltd.
3.145% due 08/10/2038 •		12,166	2,275

Taberna Preferred Funding Ltd.
2.759% due 07/05/2035 •		3,136	2,866
2.925% due 12/05/2036 •		5,017	4,434
2.940% due 08/05/2036 •		322	288
2.940% due 08/05/2036 ^•		6,352	5,677

Total Asset-Backed Securities (Cost $119,221)			114,854

SOVEREIGN ISSUES 5.4%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	200	179

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.380% due 12/31/2038 þ	EUR	3,270	$2,133
5.250% due 01/15/2028		200	166
6.250% due 11/09/2047		100	81
7.820% due 12/31/2033		9,789	9,245
51.264% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	63,722	1,267
51.603% (BADLARPP) due 10/04/2022 ~(a)		53	2
53.531% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		1,200	26
61.675% due 06/21/2020 ~(a)		80,768	1,801

Autonomous City of Buenos Aires Argentina
52.508% due 03/29/2024 •(a)		199,019	3,669

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	1,500	1,795

Export-Credit Bank of Turkey
8.250% due 01/24/2024		$200	211

Peru Government International Bond
5.400% due 08/12/2034	PEN	96	31
5.700% due 08/12/2024		28	9
5.940% due 02/12/2029		2,591	877
6.150% due 08/12/2032		185	64
6.350% due 08/12/2028		6,436	2,235
6.900% due 08/12/2037		93	34
6.950% due 08/12/2031		929	343
8.200% due 08/12/2026		1,712	651

Provincia de Buenos Aires
53.017% due 04/12/2025 ~(a)	ARS	249,000	4,296

Turkey Government International Bond
3.250% due 06/14/2025	EUR	100	107
4.625% due 03/31/2025		1,700	1,955
5.200% due 02/16/2026		600	696
7.625% due 04/26/2029 (m)		$1,900	1,999

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		248	40
8.250% due 10/13/2024 ^(e)		28	5
9.250% due 09/15/2027 ^(e)		315	51

Total Sovereign Issues (Cost $43,254)			33,968

		SHARES
COMMON STOCKS 1.4%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (f)		549,096	1,664

iHeartMedia, Inc.		412	6

iHeartMedia, Inc. ‘A’ (f)		30,657	458

			2,128

CONSUMER DISCRETIONARY 0.9%

Caesars Entertainment Corp. (f)		486,164	5,756

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(k)		21,825	43

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(k)		53,248	772

Total Common Stocks (Cost $11,540)			8,699

WARRANTS 0.7%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.		199,662	2,987

INDUSTRIALS 0.2%

Sequa Corp. - Exp. 04/28/2024 «		819,000	1,519

Total Warrants (Cost $4,130)			4,506

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	75

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 4.6%

BANKING & FINANCE 1.1%

Nationwide Building Society
10.250% ~	35,500	$6,648

INDUSTRIALS 3.5%

Sequa Corp.
9.000% «	18,524	22,207

Total Preferred Securities (Cost $21,984)		28,855

REAL ESTATE INVESTMENT TRUSTS 1.4%

REAL ESTATE 1.4%

VICI Properties, Inc.	423,584	9,039

Total Real Estate Investment Trusts (Cost $5,525)		9,039

SHORT-TERM INSTRUMENTS 6.2%

REPURCHASE AGREEMENTS (l) 5.6%
		35,705

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.3%
38.870% due 09/13/2019 - 05/29/2020 (g)(h)	ARS	62,178	$1,618

U.S. TREASURY BILLS 0.3%
2.128% due 08/13/2019 - 08/20/2019 (g)(h)(p)		$2,196	2,194

Total Short-Term Instruments (Cost $39,597)			39,517

Total Investments in Securities (Cost $804,826)			825,286

Total Investments 130.4% (Cost $804,826)			$825,286

Financial Derivative Instruments (n)(o) 0.6% (Cost or Premiums, net $14,301)			3,680

Auction Rate Preferred Shares (13.8)%			(87,425)

Other Assets and Liabilities, net (17.2)%			(108,614)

Net Assets Applicable to Common Shareholders 100.0%			$632,927

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 12/03/2014	$943	$43	0.01%
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	1,535	772	0.12

		$2,478	$815	0.13%

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.630%	07/31/2019	08/01/2019	$13,800	U.S. Treasury Notes 1.875% due 02/28/2022	$(14,075)	$13,800	$13,801
FICC	2.000	07/31/2019	08/01/2019	3,305	U.S. Treasury Bills 0.000% due 06/18/2020	(3,375)	3,305	3,305
RDR	2.650	07/31/2019	08/01/2019	13,800	U.S. Treasury Notes 2.250% - 2.750% due 08/31/2023 - 02/15/2027	(14,100)	13,800	13,801
TDM	2.650	07/31/2019	08/01/2019	4,800	U.S. Treasury Notes 2.875% due 11/30/2023	(4,920)	4,800	4,801

Total Repurchase Agreements						$(36,470)	$35,705	$35,708

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	(0.500)%	07/11/2019	TBD	(3)		$(282)	$(282)
	1.400	07/11/2019	TBD	(3)		(625)	(626)
	1.400	07/11/2019	TBD	(3)		(841)	(842)
	1.700	06/14/2019	TBD	(3)		(2,263)	(2,268)
	2.250	07/24/2019	TBD	(3)		(1,285)	(1,286)
BPS	(0.250)	05/14/2019	08/14/2019		EUR	(164)	(182)
	(0.150)	05/14/2019	08/14/2019			(200)	(221)
	2.650	07/09/2019	08/09/2019			$(2,344)	(2,348)
	2.650	08/01/2019	08/09/2019			(300)	(300)
	2.780	07/31/2019	10/31/2019			(9,168)	(9,169)
	2.800	07/16/2019	08/16/2019			(4,815)	(4,821)
	2.970	07/10/2019	08/09/2019			(1,755)	(1,758)
BRC	1.000	05/14/2019	TBD	(3)		(3,170)	(3,177)
CFR	0.750	05/06/2019	TBD	(3)		(2,353)	(2,359)
CIW	2.500	08/02/2019	08/30/2019			(2,879)	(2,879)
	2.600	07/23/2019	08/22/2019			(3,704)	(3,706)
	2.620	07/30/2019	08/06/2019			(2,778)	(2,778)
	2.730	07/05/2019	08/02/2019			(3,167)	(3,173)
FOB	2.680	07/10/2019	08/09/2019			(4,483)	(4,490)
JML	(0.320)	07/18/2019	09/03/2019		EUR	(3,013)	(3,335)
	(0.300)	05/14/2019	08/12/2019			(262)	(290)
	0.900	05/14/2019	08/12/2019		GBP	(1,083)	(1,320)
	0.950	05/14/2019	08/12/2019			(8,000)	(9,750)
	0.950	06/04/2019	09/03/2019			(179)	(218)
	0.950	07/31/2019	08/14/2019			(2,795)	(3,399)
	3.050	12/21/2018	TBD	(3)		$(7,987)	(8,138)
MEI	2.670	07/31/2019	08/29/2019			(1,766)	(1,766)
NOM	2.750	08/02/2019	09/03/2019			(6,764)	(6,764)
	3.000	07/12/2019	08/01/2019			(4,654)	(4,662)
	3.000	07/19/2019	08/02/2019			(6,721)	(6,728)
RDR	2.510	07/23/2019	10/23/2019			(5,011)	(5,014)
	2.560	07/17/2019	08/16/2019			(3,681)	(3,685)
RTA	2.970	05/20/2019	08/20/2019			(1,834)	(1,845)
SBI	2.250	07/17/2019	TBD	(3)		(4,257)	(4,261)
	2.500	06/24/2019	TBD	(3)		(1,444)	(1,448)
UBS	2.650	06/11/2019	09/10/2019			(6,736)	(6,761)
	2.680	07/09/2019	08/09/2019			(6,092)	(6,102)
	3.050	06/04/2019	09/04/2019			(2,693)	(2,706)
	3.070	05/14/2019	08/14/2019			(4,803)	(4,835)

Total Reverse Repurchase Agreements							$(129,692)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	77

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(5,304)	$0	$(5,304)	$5,774	$470
BPS	13,801	(18,799)	0	(4,998)	6,939	1,941
BRC	0	(3,177)	0	(3,177)	3,683	506
CFR	0	(2,359)	0	(2,359)	2,437	78
CIW	0	(12,536)	0	(12,536)	10,312	(2,224)
FICC	3,305	0	0	3,305	(3,375)	(70)
FOB	0	(4,490)	0	(4,490)	4,833	343
JML	0	(26,450)	0	(26,450)	31,275	4,825
MEI	0	(1,766)	0	(1,766)	1,999	233
NOM	0	(18,154)	0	(18,154)	12,201	(5,953)
RDR	13,801	(8,699)	0	5,102	(4,973)	129
RTA	0	(1,845)	0	(1,845)	1,904	59
SBI	0	(5,709)	0	(5,709)	6,343	634
TDM	4,801	0	0	4,801	(4,920)	(119)
UBS	0	(20,404)	0	(20,404)	21,992	1,588

Total Borrowings and Other Financing Transactions	$35,708	$(129,692)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(4,662)	$(61,433)	$(18,034)	$(33,572)	$(117,701)
Municipal Bonds & Notes	0	0	0	(282)	(282)
Sovereign Issues	0	(1,766)	0	0	(1,766)

Total Borrowings	$(4,662)	$(63,199)	$(18,034)	$(33,854)	$(119,749)

Payable for reverse repurchase agreements(5)					$(119,749)

(m)	Securities with an aggregate market value of $134,527 and cash of $261 have been pledged as collateral under the terms of the above master agreements as of July 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended July 31, 2019 was $(78,563) at a weighted average interest rate of 2.529%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(9,943) is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	57.963%	$ 6,500	$(215)	$(1,750)	$(1,965)	$0	$(65)
General Electric Co.	1.000	Quarterly	12/20/2023	0.654	600	(34)	44	10	1	0

						$(249)	$(1,706)	$(1,955)	$1	$(65)

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$4,653	$303	$75	$378	$0	$(11)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2022	$	145,200	$(4,603)	$(144)	$(4,747)	$135	$0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		149,020	9,092	(1,367)	7,725	87	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		26,800	1,267	(585)	682	32	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		49,000	343	1,949	2,292	98	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		75,000	4,675	2,516	7,191	214	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		201,500	(6,573)	59,921	53,348	1,872	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		282,700	10,905	(30,785)	(19,880)	0	(2,743)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		12,500	(50)	(141)	(191)	0	(125)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		6,000	(18)	(73)	(91)	0	(61)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	12/17/2019	AUD	12,900	185	(109)	76	0	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		8,100	201	579	780	13	0
Receive(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029	EUR	13,100	(116)	(951)	(1,067)	0	(57)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		2,100	(42)	(63)	(105)	0	(9)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	25,900	(184)	(1,772)	(1,956)	0	(99)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		900	14	(136)	(122)	0	(9)

							$15,096	$28,839	$43,935	$2,451	$(3,103)

Total Swap Agreements							$15,150	$27,208	$42,358	$2,452	$(3,179)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,452	$2,452	$0	$0	$(3,179)	$(3,179)

Cash of $12,208 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	79

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2019		$57,388	EUR	51,497	$0	$(381)
	09/2019	EUR	51,497		$57,534	382	0

BPS	08/2019	ARS	255,776		5,705	5	(41)
	08/2019	BRL	942		250	3	0
	08/2019	GBP	49,556		62,925	2,660	0
	08/2019		$250	BRL	942	0	(3)
	08/2019		420	EUR	368	0	(12)
	08/2019		1,560	GBP	1,243	0	(49)
	09/2019	PEN	3,236		$979	1	0

BRC	10/2019		$2,344	MXN	45,906	25	0

CBK	08/2019	EUR	55,861		$63,637	1,800	0
	08/2019		$4,752	EUR	4,222	0	(78)
	09/2019	PEN	84		$25	0	0

DUB	08/2019		92		28	0	0
	09/2019		210		64	0	0

GLM	08/2019		$6,163	RUB	405,142	191	0

HUS	08/2019	PEN	63		$19	0	0

JPM	09/2019		$3,549	GBP	2,912	0	(2)
	10/2019	MXN	113,206		$5,878	36	0
	10/2019		$3,435	MXN	67,300	38	0
	01/2020		5,778		113,206	0	(33)

MYI	08/2019		59,568	GBP	48,313	0	(815)
	09/2019	GBP	48,313		$59,659	814	0

SCX	08/2019	BRL	942		250	3	0
	08/2019		$250	BRL	942	0	(3)
	09/2019	BRL	942		$249	3	0

SSB	08/2019	AUD	185		129	3	0

UAG	08/2019	EUR	226		254	4	0

Total Forward Foreign Currency Contracts						$5,968	$(1,417)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.731%	$	1,000	$(195)	$160	$0	$(35)

GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.338		10	(1)	1	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.670		100	(16)	17	1	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.731		1,400	(278)	228	0	(50)

HUS	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.338		40	(6)	6	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.731		1,700	(353)	293	0	(60)

Total Swap Agreements								$(849)	$705	$1	$(145)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$382	$0	$0	$382	$(381)	$0	$0	$(381)	$1	$0	$1
BPS	2,669	0	0	2,669	(105)	0	(35)	(140)	2,529	(2,650)	(121)
BRC	25	0	0	25	0	0	0	0	25	0	25
CBK	1,800	0	0	1,800	(78)	0	0	(78)	1,722	(1,270)	452
GLM	191	0	0	191	0	0	0	0	191	(270)	(79)

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
GST	$0	$0	$1	$1	$0	$0	$(50)	$(50)	$(49)	$90	$41
HUS	0	0	0	0	0	0	(60)	(60)	(60)	327	267
JPM	74	0	0	74	(35)	0	0	(35)	39	0	39
MYI	814	0	0	814	(815)	0	0	(815)	(1)	0	(1)
SCX	6	0	0	6	(3)	0	0	(3)	3	0	3
SSB	3	0	0	3	0	0	0	0	3	0	3
UAG	4	0	0	4	0	0	0	0	4	0	4

Total Over the Counter	$5,968	$0	$1	$5,969	$(1,417)	$0	$(145)	$(1,562)

(p)

Securities with an aggregate market value of $417 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$2,451	$2,452

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,968	$0	$5,968
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$5,968	$0	$5,969

	$0	$2	$0	$5,968	$2,451	$8,421

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$76	$0	$0	$3,103	$3,179

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,417	$0	$1,417
Swap Agreements	0	145	0	0	0	145

	$0	$145	$0	$1,417	$0	$1,562

	$0	$221	$0	$1,417	$3,103	$4,741

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	81

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$583	$0	$0	$1,230	$1,813

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,216	$0	$7,216
Swap Agreements	0	978	0	0	474	1,452

	$0	$978	$0	$7,216	$474	$8,668

	$0	$1,561	$0	$7,216	$1,704	$10,481

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(1,489)	$0	$0	$(61)	$(1,550)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,185	$0	$4,185
Swap Agreements	0	(449)	0	0	(59)	(508)

	$0	$(449)	$0	$4,185	$(59)	$3,677

	$0	$(1,938)	$0	$4,185	$(120)	$2,127

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$48,534	$4,094	$52,628
Corporate Bonds & Notes
Banking & Finance	0	149,238	0	149,238
Industrials	0	148,281	0	148,281
Utilities	0	56,975	0	56,975
Convertible Bonds & Notes
Industrials	0	4,964	0	4,964
Municipal Bonds & Notes
California	0	7,378	0	7,378
Illinois	0	418	0	418
Ohio	0	25,875	0	25,875
Virginia	0	769	0	769
West Virginia	0	14,741	0	14,741
U.S. Government Agencies	0	12,585	5,155	17,740
Non-Agency Mortgage-Backed Securities	0	106,841	0	106,841
Asset-Backed Securities	0	97,438	17,416	114,854
Sovereign Issues	0	33,968	0	33,968
Common Stocks
Communication Services	2,122	6	0	2,128
Consumer Discretionary	5,756	0	0	5,756
Energy	0	43	0	43
Industrials	0	0	772	772
Warrants
Communication Services	0	2,987	0	2,987
Industrials	0	0	1,519	1,519
Preferred Securities
Banking & Finance	0	6,648	0	6,648
Industrials	0	0	22,207	22,207

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2019
Real Estate Investment Trusts
Real Estate	$9,039	$0	$0	$9,039
Short-Term Instruments
Repurchase Agreements	0	35,705	0	35,705
Argentina Treasury Bills	0	1,618	0	1,618
U.S. Treasury Bills	0	2,194	0	2,194

Total Investments	$16,917	$757,206	$51,163	$825,286

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,452	0	2,452
Over the counter	0	5,969	0	5,969

	$0	$8,421	$0	$8,421

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3,179)	0	(3,179)
Over the counter	0	(1,562)	0	(1,562)

	$0	$(4,741)	$0	$(4,741)

Total Financial Derivative Instruments	$0	$3,680	$0	$3,680

Totals	$16,917	$760,886	$51,163	$828,966

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2019

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2019:

Category and Subcategory	Beginning Balance at 07/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$569	$7,222	$(406)	$(54)	$2	$(2,928)	$0	$(311)	$4,094	$(2,920)
Corporate Bonds & Notes
Industrials	745	0	(4)	3	0	(4)	0	(740)	0	0
U.S. Government Agencies	5,201	0	(99)	140	36	(123)	0	0	5,155	(126)
Asset-Backed Securities	9,324	14,535	0	93	0	(3,716)	0	(2,820)	17,416	(2,840)
Common Stocks
Financials	3,264	0	(3,101)	0	325	(488)	0	0	0	0
Industrials	0	1,535	0	0	0	(763)	0	0	772	(763)
Warrants
Industrials	205	0	0	0	0	1,314	0	0	1,519	1,314
Preferred Securities
Industrials	15,300	1,324	0	0	0	5,583	0	0	22,207	5,583

Totals	$34,608	$24,616	$(3,610)	$182	$363	$(1,125)	$0	$(3,871)	$51,163	$248

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$101	Proxy Pricing	Base Price	100.733
	3,993	Third Party Vendor	Broker Quote	78.500-101.125
U.S. Government Agencies	5,155	Proxy Pricing	Base Price	59.945
Asset-Backed Securities	17,416	Proxy Pricing	Base Price	0.010-93,753.211
Common Stocks
Industrials	772	Other Valuation Techniques(2)	—	—
Warrants
Industrials	1,519	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	22,207	Fundamental Valuation	Company Equity Value	$892,210,966,000

Total	$51,163

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2019	83

Notes to Financial Statements

1. ORGANIZATION

PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PIMCO Corporate & Income Opportunity Fund	September 13, 2002

PIMCO Corporate & Income Strategy Fund	October 17, 2001

PIMCO High Income Fund	February 18, 2003

PIMCO Income Strategy Fund	June 19, 2003

PIMCO Income Strategy Fund II	June 30, 2004

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The net asset value (“NAV”) presented may differ from the NAV reported for the same period in other Fund materials.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in

84	PIMCO CLOSED-END FUNDS

July 31, 2019

unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Corporate & Income Opportunity Fund	Monthly	Monthly

PIMCO Corporate & Income Strategy Fund	Monthly	Monthly

PIMCO High Income Fund	Monthly	Monthly

PIMCO Income Strategy Fund	Monthly	Monthly

PIMCO Income Strategy Fund II	Monthly	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. These strategies may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S.

GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

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Notes to Financial Statements (Cont.)

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Funds’ Boards of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open

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for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to

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Notes to Financial Statements (Cont.)

changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates.

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Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Interest only (IO) weighted average life model begins amortization with the base price with the ending price being zero over the weighted average life of the IO on a straight-line basis. The base price may be a broker-dealer quote, transaction price, or an internal value as derived from the analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs used to set base price would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s loan interests may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may acquire interests in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not

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Notes to Financial Statements (Cont.)

benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Acquisitions of loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by acquiring mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related instruments in which the Funds may acquire interests include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Acquisitions of loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When acquiring a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because acquiring unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance

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or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best

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Notes to Financial Statements (Cont.)

when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at July 31, 2019, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and

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credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the

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market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Corporate & Income Opportunity Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Corporate & Income Opportunity Fund.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

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For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver

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option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund will cover its obligation under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Fund. With respect to forwards, futures contracts, options and swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted or physical settlement is not otherwise involved), a Fund (other than PIMCO Corporate & Income Opportunity Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II) is permitted to segregate or earmark liquid assets equal to a Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. For PIMCO Corporate & Income Opportunity Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted or physical settlement is not otherwise involved), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to certain other derivative instruments (including, written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under certain derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. Variable rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the

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rate of change of duration in response to changes in interest rates and may be positive or negative. Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly Funds holding such securities may be subject to a greater risk of losses in periods of rising interest rates.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, the Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of a Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of a Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely

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principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as the Manager, seeks to minimize counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

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Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PIMCO Corporate & Income Opportunity Fund	0.65%	(1)

PIMCO Corporate & Income Strategy Fund	0.81%	(1)

PIMCO High Income Fund	0.76%	(1)

PIMCO Income Strategy Fund	0.86%	(2)

PIMCO Income Strategy Fund II	0.83%	(2)

(1)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(2)

Management fees calculated based on the Fund’s average weekly “total managed assets”. Total managed assets includes total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities

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lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the “PIMCO Interval Funds”), and PIMCO-Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. Prior to the close of business on September 5, 2014, a predecessor entity of AllianzGI U.S. served as investment manager of PMAT and the PIMCO Closed-End Funds other than PIMCO Energy and Tactical Credit Opportunities Fund. The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the administrator, all of whom receive remuneration for their services to the Funds from the administrator or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended July 31, 2019, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Corporate & Income Opportunity Fund	$22,187	$60,874

PIMCO Corporate & Income Strategy Fund	15,276	43,632

PIMCO High Income Fund	6,619	61,785

PIMCO Income Strategy Fund	6,714	12,107

PIMCO Income Strategy Fund II	20,113	20,195

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in

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frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended July 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Corporate & Income Opportunity Fund	$367	$14,081	$491,858	$343,098

PIMCO Corporate & Income Strategy Fund	0	7,839	196,569	115,909

PIMCO High Income Fund	0	10,463	286,106	195,502

PIMCO Income Strategy Fund	0	1,527	116,501	59,630

PIMCO Income Strategy Fund II	0	2,289	215,127	119,614

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

On March 23, 2017, the SEC declared effective a registration statement filed using the “shelf” registration process (the “Original Shelf Registration”) for PIMCO Corporate & Income Opportunity Fund (for purposes of this paragraph, the “Fund”). Pursuant to the Original Shelf Registration, the Fund was permitted to offer and sell, from time to time, in one or more offerings, up to 14,500,000 of its Common Shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the Fund Common Shares were subject to an aggregate cap of $229,680,000. As of July 1, 2019, the Fund had sold an aggregate of 13,662,714 Common Shares pursuant to the Original Shelf Registration, representing net proceeds to the Fund of $227,144,920 after payment of commissions. On July 3, 2019, the SEC declared effective a new registration statement filed using the “shelf” registration process for the Fund (the “New Shelf Registration”). Pursuant to the New Shelf Registration, the Fund may offer, from time to time, in one or more offerings, up to $500,000,000 of common shares. During the fiscal year ended July 31, 2019, the Fund sold 4,849,405 Common Shares pursuant to the Original Registration Statement and the New Registration Statement. Proceeds from the offerings during the fiscal year ended July 31, 2019 (net of commissions and fees) were $83,315,759.

On September 6, 2018, the SEC declared effective a registration statement filed using the “shelf” registration process for each of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II.

Pursuant to its shelf registration, PIMCO Income Strategy Fund may offer and sell, from time to time, in one or more offerings, up to 5,500,000 of its Common Shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Income Strategy Fund Common Shares are subject to an aggregate cap of $100,000,000. During the period ended July 31, 2019, the Fund sold

1,981,184 Common Shares. Proceeds from the offerings during the period ended July 31, 2019 (net of commissions and fees) were $22,787,610.

Pursuant to its shelf registration, PIMCO Income Strategy Fund II may offer and sell, from time to time, in one or more offerings, up to 11,500,000 of its common shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Income Strategy Fund II common shares are subject to an aggregate cap of $175,000,000. During the period ended July 31, 2019, the Fund sold 3,617,565 Common Shares. Proceeds from the offerings during the period ended July 31, 2019 (net of commissions and fees) were $37,505,211.

Each Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. Any proceeds from a Fund’s offering of its common shares will be invested in accordance with its investment objective and policies as set forth in its effective registration statement.

14. AUCTION RATE PREFERRED SHARES

Each series of Auction Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically reset every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid at least annually.

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For the period ended July 31, 2019, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of July 31, 2019
PIMCO Corporate & Income Opportunity Fund
Series M	1,748	4.984%	3.802%	4.664%
Series T	1,596	4.984%	3.782%	4.644%
Series W	1,634	4.964%	3.802%	4.564%
Series TH	1,786	4.984%	3.782%	4.684%
Series F	1,742	4.984%	3.802%	4.664%
PIMCO Corporate & Income Strategy Fund
Series M	242	3.738%	2.852%	3.498%
Series T	180	3.738%	2.837%	3.483%
Series W	214	3.723%	2.852%	3.423%
Series TH	138	3.738%	2.837%	3.513%
Series F	167	3.738%	2.852%	3.498%
PIMCO High Income Fund
Series M	455	3.987%	3.042%	3.731%
Series T	526	3.987%	3.026%	3.715%
Series W	369	3.971%	3.042%	3.651%
Series TH	476	3.987%	3.026%	3.747%
Series F	496	3.987%	3.042%	3.731%
PIMCO Income Strategy Fund
Series T	698	3.677%	3.201%	3.482%
Series W	636	3.675%	3.200%	3.446%
Series TH	474	3.677%	3.193%	3.599%
PIMCO Income Strategy Fund II
Series M	671	3.681%	3.200%	3.523%
Series T	855	3.677%	3.201%	3.482%
Series W	627	3.675%	3.200%	3.446%
Series TH	706	3.677%	3.193%	3.599%

Series F	638	3.670%	3.199%	3.557%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Auction Rate Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders

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cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined for the Funds in the table below:

Fund Name		Applicable %		Reference Rate		Maximum Rate
PIMCO Corporate & Income Opportunity Fund		200%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PTY
PIMCO Corporate & Income Strategy Fund		150%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PCN
PIMCO High Income Fund		160%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PHK
PIMCO Income Strategy Fund	The higher of	150% 1.25%	x +	7-Day USD LIBOR OR 7-Day USD LIBOR	= =	Maximum Rate for PFL

PIMCO Income Strategy Fund II	The higher of	150% 1.25%	x +	7-Day USD LIBOR OR 7-Day USD LIBOR	= =	Maximum Rate for PFN

The maximum rate is a function of short-term interest rates and is typically higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

On June 25, 2019, each Fund commenced a voluntary tender offer for up to 100% of its outstanding ARPS at a price equal to 87%, with respect to PIMCO Corporate & Income Strategy Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, 88%, with respect to PIMCO High Income Fund, and 93%, with respect to PIMCO

Corporate & Income Opportunity Fund, of the ARPS’ per share liquidation preference of $25,000 per share (or $21,750 per share for PIMCO Corporate & Income Strategy Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, $22,000 per share for PIMCO High Income Fund and $23,250 per share for PIMCO Corporate & Income Opportunity Fund) and any unpaid dividends accrued through the expiration of the tender offers (each, a “Tender Offer”).

On or about July 26, 2019, each Fund announced the expiration and results of its Tender Offer.

Details of the ARPS tendered and not withdrawn for each Fund for the reporting period ended July 31, 2019 are provided in the table below:

Fund Name	Liquidation Preference Per Share	Tender Offer Price Per Share	Price Percentage	Cash Exchanged for ARPS Tendered	ARPS Outstanding as of 07/31/2018	ARPS Tendered	ARPS Outstanding After Tender Offer as of 07/31/2019

PIMCO Corporate & Income Opportunity Fund	$25,000	$23,250	93%	$23,529,000	9,518	1,012	8,506

PIMCO Corporate & Income Strategy Fund	25,000	21,750	87	27,840,000	2,221	1,280	941

PIMCO High Income Fund	25,000	22,000	88	38,654,000	4,079	1,757	2,322

PIMCO Income Strategy Fund	25,000	21,750	87	5,285,250	2,051	243	1,808

PIMCO Income Strategy Fund II	25,000	21,750	87	4,371,750	3,698	201	3,497

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of July 31, 2019, the Funds have

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recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of July 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Corporate & Income Opportunity Fund	$13,636	$0	$87,670	$(11,472)	$(102,160)	$0	$0

PIMCO Corporate & Income Strategy Fund	6,116	0	44,008	(4,466)	(41,601)	0	0

PIMCO High Income Fund	0	0	9,937	(8,056)	(147,659)	0	0

PIMCO Income Strategy Fund	0	0	15,719	(2,500)	(25,160)	0	0

PIMCO Income Strategy Fund II	1,420	0	41,390	(5,099)	(59,939)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, market discount and premium amortization, defaulted securities, straddle loss deferrals, partnership adjustments, convertible preferred securities, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2018 through July 31, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through July 31, 2019 and Ordinary losses realized during the period January 1, 2019 through July 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of July 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Corporate & Income Opportunity Fund	$102,160	$0

PIMCO Corporate & Income Strategy Fund	36,973	4,628

PIMCO High Income Fund	95,265	52,394

PIMCO Income Strategy Fund	24,150	1,010

PIMCO Income Strategy Fund II	57,440	2,499

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of July 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Corporate & Income Opportunity Fund	$1,718,541	$262,267	$(176,522)	$85,745

PIMCO Corporate & Income Strategy Fund	754,002	118,577	(74,524)	44,053

PIMCO High Income Fund	1,232,551	220,122	(211,406)	8,716

PIMCO Income Strategy Fund	406,095	54,833	(39,110)	15,723

PIMCO Income Strategy Fund II	831,419	127,503	(86,871)	40,632

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, straddle loss deferrals, unrealized gain or loss on certain forward contracts, market discount and premium amortization, convertible preferred securities, defaulted securities, swaps, partnership adjustments and Lehman securities for federal income tax purposes.

ANNUAL REPORT	JULY 31, 2019	105

Notes to Financial Statements (Cont.)

July 31, 2019

For the fiscal years ended July 31, 2019 and July 31, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	July 31, 2019			July 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Corporate & Income Opportunity Fund	$150,450	$0	$0	$132,208	$0	$0

PIMCO Corporate & Income Strategy Fund	58,368	0	0	54,197	0	0

PIMCO High Income Fund	98,411	0	21,383	109,992	0	17,226

PIMCO Income Strategy Fund	27,687	0	2,473	28,579	0	345

PIMCO Income Strategy Fund II	66,081	0	0	59,659	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On August 1, 2019, the following distributions were declared to common shareholders payable September 3, 2019 to shareholders of record on August 12, 2019:

PIMCO Corporate & Income Opportunity Fund	$0.130000 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.061331 per common share
PIMCO Income Strategy Fund	$0.090000 per common share
PIMCO Income Strategy Fund II	$0.080000 per common share

On September 3, 2019, the following distributions were declared to common shareholders payable October 1, 2019 to shareholders of record on September 13, 2019:

PIMCO Corporate & Income Opportunity Fund	$0.130000 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.061331 per common share
PIMCO Income Strategy Fund	$0.090000 per common share
PIMCO Income Strategy Fund II	$0.080000 per common share

There were no other subsequent events identified that require recognition or disclosure.

106	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, and PIMCO Income Strategy Fund II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, and PIMCO Income Strategy Fund II (hereafter collectively referred to as the “Funds”) as of July 31, 2019, the related statements of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, and for PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, and PIMCO High Income Fund, the statements of cash flows for the year ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2019, and for PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, and PIMCO High Income Fund, the results of each of their cash flows for the year then ended, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

September 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Taxable Closed-End Funds since 1995.

ANNUAL REPORT	JULY 31, 2019	107

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	NOM	Nomura Securities International Inc.

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	RDR	RBC Capital Markets LLC

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	FOB	Credit Suisse Securities (USA) LLC	RTA	RBC (Barbados) Trading Bank Corp.

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland PLC

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SBI	Citigroup Global Markets Ltd.

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank

CEW	Canadian Imperial Bank of Commerce	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris

CFR	Credit Suisse Securities (Europe) Ltd.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CIW	CIBC World Markets Corp.	JPS	JP Morgan Securities, Inc.	TDM	TD Securities (USA) LLC

CSN	Credit Suisse AG (New York)	MEI	Merrill Lynch International	UAG	UBS AG Stamford

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol

AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble

BRL	Brazilian Real	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.IG	Credit Derivatives Index - Investment Grade	US0003M	3 Month USD Swap Rate

BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced

BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate

108	PIMCO CLOSED-END FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended July 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended July 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Corporate & Income Opportunity Fund	0.00%	1.23%	$69,433	$0

PIMCO Corporate & Income Strategy Fund	0.00%	0.00%	29,534	0

PIMCO High Income Fund	0.00%	1.17%	51,892	0

PIMCO Income Strategy Fund	0.00%	0.00%	13,965	0

PIMCO Income Strategy Fund II	0.00%	0.00%	31,144	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	JULY 31, 2019	109

Shareholder Meeting Results

Annual Shareholder Meeting Results

PIMCO Corporate & Income Opportunity Fund and PIMCO Corporate & Income Strategy Fund held their annual meetings of shareholders on April 26, 2019. Shareholders voted as indicated below:

PIMCO Corporate & Income Opportunity Fund	Affirmative	Withheld Authority
Election of Sarah E. Cogan — Class II to serve until the annual meeting held during the 2019-2020 fiscal year	78,039,703	1,960,965
Election of David N. Fisher† — Class III to serve until the annual meeting held during the 2020-2021 fiscal year	78,128,937	1,871,731
Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2021-2022 fiscal year	78,145,803	1,854,865
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting held during the 2021-2022 fiscal year	77,900,094	2,100,574
Re-election of Alan Rappaport* — Class I to serve until the annual meeting held during the 2021-2022 fiscal year	1,008	3,303

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Debrorah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson and Hans W. Kertess continued to serve as Trustees of the Fund.

†	Interested Trustee
*	Preferred Shares Trustee

PIMCO Corporate & Income Strategy Fund	Affirmative	Withheld Authority
Election of Sarah E. Cogan — Class II to serve until the annual meeting for the 2021-2022 fiscal year	35,277,830	721,982
Re-election of Deborah A. DeCotis* — Class II to serve until the annual meeting held during the 2021-2022 fiscal year	1,261	831
Election of David N. Fisher† — Class III to serve until the annual meeting held during the 2019-2020 fiscal year	35,268,012	731,800
Re-election of James A. Jacobson — Class I to serve until the annual meeting held during the 2020-2021 fiscal year	35,125,262	874,550
Re-election of John C. Maney† — Class II to serve until the annual meeting held during the 2021-2022 fiscal year	35,254,488	745,324

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Bradford K. Gallagher, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee
*	Preferred Shares Trustee

PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II held their annual meetings of shareholders on June 28, 2019. Shareholders voted as indicated below.

PIMCO High Income Fund	Affirmative	Withheld Authority
Election of Sarah E. Cogan — Class III to serve until the annual meeting held during the 2020-2021 fiscal year	111,724,847	7,220,206
Election of David N. Fisher† — Class II to serve until the annual meeting held during the 2019-2020 fiscal year	111,555,582	7,389,471
Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2021-2022 fiscal year	111,429,764	7,515,289
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting held during the 2021-2022 fiscal year	111,507,110	7,437,943
Re-election of Alan Rappaport* — Class I to serve until the annual meeting held during the 2021-2022 fiscal year	2,997	617

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson and Hans W. Kertess continued to serve as Trustees of the Fund.

†	Interested Trustee
*	Preferred Shares Trustee

PIMCO Income Strategy Fund	Affirmative	Withheld Authority
Election of Sarah E. Cogan — Class I to serve until the annual meeting held during the 2019-2020 fiscal year	23,613,174	655,624
Re-election of Deborah A. DeCotis* — Class III to serve until the annual meeting held during the 2021-2022 fiscal year	1,979	42
Election of David N. Fisher† — Class III to serve until the annual meeting held during the 2021-2022 fiscal year	23,613,174	655,624
Re-election of Bradford K. Gallagher — Class III to serve until the annual meeting held during the 2021-2022 fiscal year	23,754,881	513,917

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. James A. Jacobson, Hans W. Kertess, John C. Maney, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee
*	Preferred Shares Trustee

110	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO Income Strategy Fund II	Affirmative	Withheld Authority
Election of Sarah E. Cogan — Class II to serve until the annual meeting held during the 2021-2022 fiscal year	55,203,313	1,175,275
Re-election of Deborah A. DeCotis — Class II to serve until the annual meeting held during the 2021-2022 fiscal year	55,216,251	1,162,337
Election of David N. Fisher† — Class I to serve until the annual meeting held during the 2020-2021 fiscal year	55,372,041	1,006,547
Re-election of Bradford K. Gallagher*— Class II to serve until the annual meeting held during the 2021-2022 fiscal year	2,789	52

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. James A. Jacobson, Hans W. Kertess, John C. Maney, William B. Ogden, IV and Alan Rappaport and continued to serve as Trustees of the Fund.

†	Interested Trustee
*	Preferred Shares Trustee

Special Shareholder Meeting Results

PIMCO Corporate & Income Strategy Fund held a special meeting of the Fund’s preferred shareholders on February 8, 2019. The preferred shareholders voted as indicated below.

PIMCO Corporate & Income Strategy Fund	Affirmative	Withheld Authority
Re-election of Hans W. Kertess* — Class I to serve until the annual meeting held during the 2020-2021 fiscal year	1,794	297

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Sarah E. Cogan and Deborah A. DeCotis and Messrs. Bradford K. Gallagher, David N. Fisher, James A. Jacobson, John C. Maney, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

*	Preferred Shares Trustee

ANNUAL REPORT	JULY 31, 2019	111

Changes to Boards of Trustees

(Unaudited)

Effective January 1, 2019, Mr. Craig Dawson resigned from the Board of each Fund.

Effective January 1, 2019, Ms. Sarah E. Cogan was appointed by the Board of Trustees of each Fund as a Class III Trustee of PIMCO High Income Fund, a Class II Trustee of PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund and PIMCO Income Strategy Fund II and a Class I Trustee of PIMCO Income Strategy Fund.

Effective January 1, 2019, Mr. David N. Fisher was appointed by the Board of Trustees of each Fund as a Class III Trustee of PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund and PIMCO Income Strategy Fund, a Class II Trustee of PIMCO High Income Fund and a Class I Trustee of PIMCO Income Strategy Fund II.

Effective April 26, 2019, Mr. John C. Maney, who was previously a Class I Trustee of PIMCO Corporate & Income Strategy Fund, became a Class II Trustee of PIMCO Corporate & Income Strategy Fund. Effective April 26, 2019, Mr. James A. Jacobson, who was previously a Class II Trustee of PIMCO Corporate & Income Strategy Fund, became a Class I Trustee of PIMCO Corporate & Income Strategy Fund.

112	PIMCO CLOSED-END FUNDS

Dividend Reinvestment Plan

(Unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.astfinancial.com, by calling (844) 33-PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of a Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

ANNUAL REPORT	JULY 31, 2019	113

Dividend Reinvestment Plan (Cont.)

(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically  reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.astfinancial.com.

114	PIMCO CLOSED-END FUNDS

Management of the Funds

(Unaudited)

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 33-PIMCO.

Trustees

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Trustee of each Fund since 2011, expected to stand for re-election at the annual meeting of shareholders held during the 2020-2021 fiscal year for PHK and PTY and the 2021-2022 fiscal year for PFL, PFN and PCN.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	91	None

Sarah E. Cogan* 1956	Trustee	Trustee of each Fund since January 2019, expected to stand for re-election at the annual meeting of shareholders held during the 2019-2020 fiscal year for PFL and PTY, the 2020-2021 fiscal year for PHK and the 2021-2022 fiscal year for PFN and PCN.	Of Counsel, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	91	None

Bradford K. Gallagher 1944	Trustee	Trustee of each Fund since 2010, expected to stand for re-election at the annual meeting of shareholders held during the 2019-2020 fiscal year for PCN and PTY, the 2020-2021 fiscal year for PHK and the 2021-2022 fiscal year for PFL and PFN.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	91	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009- 2010) and Trustee of Nicholas- Applegate Institutional Funds (2007- 2010).

James A. Jacobson 1945	Trustee	Trustee of PHK, PCN and PTY since 2009, Trustee of PFL since 2012 and Trustee of PFN since 2013, expected to stand for election at the annual meeting of shareholders held during the 2019-2020 fiscal year for PHK, PFN and PTY and the 2020-2021 fiscal year for PFL and PCN.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	91	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	Trustee	Trustee of PCN since 2002, Trustee of PHK, PFL and PTY since 2003 and Trustee of PFN since 2004, expected to stand for election at the annual meeting of shareholders held during the 2019-2020 fiscal year for PFL and PFN and the 2020-2021 fiscal year for PHK, PCN and PTY.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	91	None

William B. Ogden, IV 1945	Trustee	Trustee of each Fund since 2006, expected to stand for election at the annual meeting of shareholders held during the 2019-2020 fiscal year for PFL and PCN, the 2020-2021 fiscal year for PFN and the 2021-2022 fiscal year for PHK and PTY.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	91	None

ANNUAL REPORT	JULY 31, 2019	115

Management of the Funds (Cont.)

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years

Alan Rappaport 1953	Trustee	Trustee of PHK, PCN and PTY since 2010, Trustee of PFL since 2014 and Trustee of PFN since 2012, expected to stand for election at the annual meeting of shareholders held during the 2020-2021 fiscal year for PFL, PFN and PCN and the 2021-2022 fiscal year for PHK and PTY.	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly Chairman and President), U.S. Trust (formerly Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	91	None

Interested Trustees/Nominees

David N. Fisher** 1968	Trustee	Trustee of each Fund since January 2019, expected to stand for re-election at the annual meeting of shareholders held during the 2019-2020 fiscal year for PHK and PCN, the 2020-2021 fiscal year for PFN and PTY and the 2021-2022 fiscal year for PFL.	Managing Director and Head of Traditional Product Strategies, PIMCO (Since 2015); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	28	None

John C. Maney*** 1959	Trustee	Trustee of each Fund since 2006, expected to stand for re-election at the annual meeting of shareholders held during the 2019-2020 fiscal year for PFN, the 2020-2021 fiscal year for PFL and the 2021-2022 fiscal year for PHK, PCN and PTY.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006) and a Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	28	None

*	Ms. Cogan was appointed as a Trustee of the Fund by the Board effective January 1, 2019.
**

Mr. Fisher is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, CA 92660. He was appointed as a Trustee of the Fund by the Board effective January 1, 2019.

***

Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since May 2019	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds.

Ryan G. Leshaw[1] 1980	Chief Legal Officer	Since May 2019	Senior Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

116	PIMCO CLOSED-END FUNDS

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Joshua D. Ratner 1976	Senior Vice President	Since May 2019	Executive Vice President, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] 1970	Senior Vice President	Since May 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since December 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau[1] 1974	Vice President	Since 2017	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bradley A. Todd[1] 1960	Treasurer	Since May 2019	Senior Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Assistant Treasurer	Since May 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller 1980	Assistant Treasurer	Since 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Christopher M. Morin[1] 1980	Assistant Treasurer	Since 2016	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Assistant Treasurer	Since May 2019	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Shwetha P. Shenoy 1975	Assistant Treasurer	Since May 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	JULY 31, 2019	117

Approval of Investment Management Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not “interested persons” of each of PIMCO Corporate & Income Opportunity Fund (“PTY”), PIMCO Corporate & Income Strategy Fund (“PCN”), PIMCO High Income Fund (“PHK”), PIMCO Income Strategy Fund (“PFL”), and PIMCO Income Strategy Fund II (“PFN”) (each, a “Fund” and, collectively, the “Funds”), as that term is defined in the 1940 Act (the “Independent Trustees”), voting separately, annually approve the continuation of the Investment Management Agreement between each Fund and Pacific Investment Management Company LLC (“PIMCO”) (each, an “Agreement” and, collectively, the “Agreements”). At an in-person meeting held on June 18, 2019 (the “Approval Meeting”), the Board, including the Independent Trustees, formally considered and unanimously approved the continuation of each Agreement for an additional one-year period commencing on August 1, 2019.

In addition to the Approval Meeting, the annual contract review process with respect to the Agreements also involved multiple planning discussions and meetings of the Contracts Committees of the Board (collectively, the “Committee”) to ensure that (i) PIMCO would have time to respond to any questions from the Independent Trustees resulting from their initial review of the contract review materials and (ii) the Independent Trustees would have time to consider those responses (the Approval Meeting, together with such planning discussions and Committee meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from Fund management attended portions of the Contract Renewal Meetings. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in evaluating each Agreement.

In connection with their deliberations regarding the proposed continuation of the Agreement for each Fund, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior representatives of PIMCO regarding its personnel, operations, and financial condition as they relate to the

Funds. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value, common share market price and distribution yield, use of leverage (if applicable), information regarding share price premiums and/or discounts, portfolio risk, and other portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO assigning a quadrant placement to each Fund (the “Fund Scoring Summaries”) based on an average of seven measures, including fees/expenses versus performance (one-year, three-year and five-year performance for the periods ended December 31, 2018, in each case, versus a Fund’s management fees or total expense ratio), and distribution yield quartile rank within its Broadridge Performance Universe (as defined below) for the one-year period ended December 31, 2018. The Fund Scoring Summaries were based on net assets, one showing total expenses inclusive of interest and borrowing expenses and the other showing total expenses exclusive of interest and borrowing expenses. They also considered fund cards for each Fund including, among other information, performance based on net asset value and market value (both absolute and compared against its Broadridge Performance Universe (as defined below)), investment objective and strategy, portfolio managers, assets under management, outstanding leverage, share price premium and/or discount information, annual fund operating expenses, total expense ratio and management fee comparisons between the Fund and its Broadridge Expense Group (as defined below) and trends in profitability to PIMCO from its advisory relationship with each Fund.

The Trustees’ conclusions as to the continuation of each Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information

118	PIMCO CLOSED-END FUNDS

(Unaudited)

regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Funds. The Independent Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; information regarding the Funds’ use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; employee compensation; and the operational infrastructure, including technology and systems, of PIMCO.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Funds beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and ability to comply with the investment policies of the Funds; the compliance programs and risk controls of PIMCO; the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; PIMCO’s risk management function; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Funds for which it is entitled to reasonable compensation. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Trustees also noted PIMCO’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. It also considered PIMCO’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management.

Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, and that PIMCO would be able to continue to meet any reasonably foreseeable obligations under each Agreement, and that PIMCO would otherwise be able to provide services to each Fund of sufficient extent and quality.

Fee and Expense Information

In assessing the reasonableness of each Fund’s fees and expenses under the Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of average managed assets (including assets attributable to common shares and leverage outstanding), in comparison to information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), including the management fees and other expenses of a smaller sample of comparable funds with different investment advisers identified by Broadridge (for each Fund, its “Broadridge Expense Group”) as well as of a larger sample of comparable funds identified by Broadridge (for each Fund, its “Broadridge Expense Universe”). In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. Fund-specific comparative fees/expenses reviewed by the Trustees are discussed below. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees.

The Trustees noted that, while the Funds are not currently charged a separate administration fee (recognizing that their management fees include a component for administrative services under the unitary fee arrangements), it was not clear in all cases whether the peer funds in the Broadridge expense categories were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the most relevant comparison. In addition, the Trustees considered current Fund asset levels as compared to prior years. The Trustees also considered that the total expense ratio seems to provide a more apt comparison than a Fund’s management fee because the Funds’ unitary fee arrangements cover other supervisory and administrative services required by the Fund that are typically paid for or incurred by peer closed-end funds directly in addition to a fund’s management fee (such as fees and expenses, “Operating Expenses”), as discussed below. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees considered total expense ratio comparisons both including and excluding interest and borrowing expenses. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Groups and Broadridge Expense Universes presented for comparison with the Funds.

To the extent applicable, the Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, with similar investment strategies to those of the Funds. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including open-end funds and exchange traded funds, there are additional portfolio management challenges in managing

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Approval of Investment Management Agreement (Cont.)

closed-end funds such as the Funds. For example, the challenges associated with managing closed-end funds may include less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend. The Trustees were advised by PIMCO that, in light of these additional challenges, different pricing structures between closed-end funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have similar investment objectives and strategies to those of the Funds.

The Trustees also took into account that the Funds have preferred shares outstanding and use leverage, such as by the use of reverse repurchase agreements, which increases the amount of management fees payable by each Fund under the Agreement (because each Fund’s fees are calculated either based on net assets, including assets attributable to preferred shares outstanding, or based on total managed assets, including assets attributable to preferred shares and certain other forms of leverage outstanding). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by each Fund to PIMCO under the Fund’s unitary fee arrangement would therefore vary more with increases and decreases in applicable leverage incurred by the Fund (only with respect to any preferred shares issued by PTY, PCN and PHK) than under a non-unitary fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees took into account that each of the Funds had announced their intention to conduct voluntary tender offers for their auction rate preferred shares (“ARPS”), which would commence on or about June 25, 2019 and may result in a portion of each Fund’s ARPS being redeemed at a discount to their liquidation preference (i.e., face value). The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees noted that, for each Fund, the contractual management fee rate for the Fund under its unitary fee arrangement was at or below the median contractual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average managed assets, with the exception of PCN, whose contractual management fee rate was above the median in both cases. However, in this regard, the Trustees took into account that each Fund’s unitary fee arrangement covers substantially all of the Fund’s

Operating Expenses and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the applicable Broadridge Expense Group, which generally do not have a unitary fee structure and bear Operating Expenses directly and in addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unitary fee arrangements have benefited and will continue to benefit common shareholders because they provide a management fee expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of either managed assets (including assets attributable to preferred shares and certain other forms of leverage) or net assets (including assets attributable to preferred shares), as applicable, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unitary fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding each Fund’s short-, intermediate- and long-term performance based on net asset value and market value, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees considered information provided by Broadridge for the Funds regarding the investment performance of a group of funds with investment classifications/objectives comparable to those of each Fund (for each Fund, its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Funds’ comparative yields and risk-adjusted returns. To the extent a Fund outperformed its Broadridge Performance Universe, the Trustees considered information from PIMCO regarding the risks undertaken by each Fund, including the use of leverage, and PIMCO’s management and oversight of the Funds’ risk profiles.

120	PIMCO CLOSED-END FUNDS

(Unaudited)

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end funds advised by PIMCO, including the Funds (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2018; (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2018, and December 31, 2017; and (iii) an overview of PIMCO’s average fee rates with respect to all of the closed-end funds advised by PIMCO, including the Funds, compared to PIMCO’s average fee rates with respect to its other clients, including PIMCO-advised separate accounts, open-end funds and hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Funds, including in connection with at-the-market offerings contemplated by certain Funds. The Trustees took into account that the Funds do not currently have any breakpoints in their management fees. The Trustees considered that, as closed-end investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may raise additional assets through periodic shelf offerings and may also experience asset growth through investment performance and/or the increased use of leverage. The Trustees noted that PIMCO shares the benefits of potential economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unitary fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unitary fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unitary fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unitary fee arrangements protect shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Among other information, the Trustees took into account the following regarding particular Funds.

PTY

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 28 funds for one-year performance, 27 funds for three-year performance, 23 funds for five-year performance and 14 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2018.

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of 12 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Broadridge Expense Group ranged from $250.7 million to $1.75 billion, and that one fund in the Broadridge Expense Group was larger in asset size than the Fund. The Trustees noted that the Broadridge Expense Universe for the Fund consisted of a total of 24 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio

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Approval of Investment Management Agreement (Cont.)

(excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PCN

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 28 funds for one-year performance, 27 funds for three-year performance, 23 funds for five-year performance and 14 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods and second quintile performance for the ten-year period ended December 31, 2018.

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of 12 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Broadridge Expense Group ranged from $250.7 million to $1.75 billion, and that two of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Broadridge Expense Universe for the Fund consisted of a total of 24 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PHK

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 28 funds for one-year performance, 27 funds for three-year performance, 23 funds for five-year performance and 14 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2018.

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of 12 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Broadridge Expense Group ranged from $250.7 million to $1.75 billion, and that one fund in the group was larger in asset size than the Fund. The Trustees noted that the Broadridge Expense Universe for the Fund consisted of a total of 24 funds, including the

Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PFL

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 28 funds for one-year performance, 27 funds for three-year performance, 23 funds for five-year performance and 14 funds for ten-year performance, the Trustees noted that the Fund had second quintile performance for the one-year, five-year and ten-year periods and first quintile performance for the three-year period ended December 31, 2018.

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of 11 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Broadridge Expense Group ranged from $250.7 million to $730.5 million, and that seven of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Broadridge Expense Universe for the Fund consisted of a total of 24 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group.

122	PIMCO CLOSED-END FUNDS

(Unaudited)

PFN

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 28 funds for one-year performance, 27 funds for three-year performance, 23 funds for five-year performance and 14 funds for ten-year performance, the Trustees noted that the Fund had second quintile performance for the one-year and ten-year periods and first quintile performance for the three-year and five-year periods ended December 31, 2018.

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of 11 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Broadridge Expense Group ranged from $250.7 million to $730.5 million, and that one of the funds in the group was larger in asset size than the Fund. The Trustees noted that the Broadridge Expense Universe for the Fund consisted of a total of 24 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

ANNUAL REPORT	JULY 31, 2019	123

Privacy Policy1

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can

124	PIMCO CLOSED-END FUNDS

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change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 23, 2017.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	JULY 31, 2019	125

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar for Auction Rate Preferred Shares

Deustsche Bank Company Americas

60 Wall Street, 16th Floor

New York, New York 10005

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF3011AR_073119

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	July 31, 2019	$ 47,498
	July 31, 2018	$ 53,910
(b)	Fiscal Year Ended	Audit-Related Fees
	July 31, 2019	$ 38,000
	July 31, 2018	$ 18,000
(c)	Fiscal Year Ended	Tax Fees (1)
	July 31, 2019	$ —
	July 31, 2018	$ —
(d)	Fiscal Year Ended	All Other Fees (2)
	July 31, 2019	$ —
	July 31, 2018	$ —
“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Tax Fees” for the last two fiscal years.

(2) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	July 31, 2019	July 31, 2018
PIMCO Income Strategy Fund	$38,000	$18,000
Pacific Investment Management Company LLC (“PIMCO”)	12,402,651	7,397,858

Total	$12,440,651	$7,415,858

h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan;

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy1 voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the portfolio manager’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of Potential Conflicts of Interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 27, 2019, the following individuals have primary responsibility for the day-to-day management of the PIMCO Income Strategy Fund (the “Fund”):

Alfred T. Murata

Mr. Murata has been a portfolio manager of the Fund since September 2014. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Mohit Mittal

Mr. Mittal has been a portfolio manager of the Fund since September 2014. Mr. Mittal is a managing director and portfolio manager in the Newport Beach office. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of July 31, 2019, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Alfred T. Murata[1]	19	$164,160.82	12	$32,724.41	8	$2,021.88

Mohit Mittal[2]	14	$29,282.75	18	$17,464.32	133	$76,702.01

1Of these Other Pooled Investment Vehicles, 0 accounts totaling $0.00 million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 0 accounts totaling $0.00 million in assets pay an advisory fee that is based in part on the performance of the accounts.

2Of these Other Pooled Investment Vehicles, 3 accounts totaling $2,961.12 million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 5 accounts totaling $942.64 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for both the Fund and other Clients to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other Clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other Clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other Clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other Clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. Additionally, a fund or other account managed by PIMCO may take an investment position or action that may be different from, or inconsistent with, an investment position or action taken by another fund or other account managed by PIMCO having similar or differing investment objectives. These positions and actions may adversely impact the Fund. For example, the Fund may buy a security and another fund or other account managed by PIMCO may establish a short position in that same security or in another security issued by the same issuer. The subsequent short sale may result in a decrease in the price of the security that the first fund holds. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other Clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another Client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of material non-public information (“MNPI”) which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of July 31, 2019, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in LTIP and the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of July 31, 2019:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of July 31, 2019
Alfred T. Murata	None
Mohit Mittal	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Strategy Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	September 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	September 27, 2019

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	September 27, 2019